                                                               File No. 33-73140
                                                               811-8220
    As filed with the Securities and Exchange Commission on February 27, 1996

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    Form N1-A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         Pre-Effective Amendment No. ___
                         Post-Effective Amendment No. 4

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                 Amendment No. 5

                              NORTHSTAR/NWNL TRUST
                              --------------------
               (Exact name of Registrant as specified in charter)

                     Two Pickwick Plaza, Greenwich, CT 06830
                     ---------------------------------------
                    (Address of Principal Executive Offices)

                                 (203) 863-6200
                                 --------------
                         (Registrant's telephone number)

                                 Mark L. Lipson
                 c/o Northstar Investment Management Corporation
                Two Pickwick Plaza, Greenwich, Connecticut 06830
                ------------------------------------------------
                     (Name and address of agent for service)

                        Copies of all correspondence to:
                                Lisa Hurley, Esq.
                      Northstar Investment Management Corp.
                               Two Pickwick Plaza
                              Greenwich, CT  06830

             IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE:
                    immediately upon filing pursuant to paragraph (b)
               ----
                    on [date] pursuant to paragraph (b)
               ----
                    60 days after filing pursuant to paragraph (a)(1)
               ----
                X   on April 30, 1996 pursuant to paragraph (a)(1)
               ----
                    75 days after filing pursuant to paragraph (a)(2)
               ----
                    on [date] pursuant to paragraph (a)(2) of Rule 485.
               ----

If appropriate, check the following box:
          ____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
__________________________________________________________________________
* Registrant has registered an indefinite number of shares of beneficial interest by its initial Registration Statement pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended, which became effective May 6, 1994. Registrant filed the notice required by Rule 24f-2 with respect to its most recent fiscal year on February 15, 1996.

                              NORTHSTAR/NWNL TRUST
                              CROSS REFERENCE SHEET
                             PURSUANT TO RULE 404(A)
                        UNDER THE SECURITIES ACT OF 1933
                                     PART A

                PROSPECTUS OF ALL SERIES OF NORTHSTAR/NWNL TRUST


     FORM N-1A                               PROSPECTUS CAPTION

     1.   Cover Page                         Cover Page

     2.   Synopsis                           Cover Page

     3.   Condensed Financial Information    Financial Highlights

     4.   General Description of Registrant  Cover Page; Investment Programs;
                                             Investment Objectives and Policies;
                                             Other Investment Strategies
                                             and Techniques; Risk Factors;
                                             General Information

     5.   Management of the Fund             Management of the Funds

     6.   Capital Stock and Other            How Net Asset Value is
          Securities                         Determined; Dividends,
                                             Distributions and Taxes;
                                             Performance Information;
                                             General Information

     7.   Purchases of Securities Being      Purchase of Shares; How Net Asset
                                             Value is Determined.

     8.   Redemption or Repurchase           Redemption of Shares; How Net Asset
                                             Value is Determined

     9.   Legal Proceedings                  Not Applicable

                              NORTHSTAR/NWNL TRUST
                              CROSS REFERENCE SHEET
                             PURSUANT TO RULE 404(A)
                        UNDER THE SECURITIES ACT OF 1933
                                     PART A

                       PROSPECTUS OF NORTHSTAR GROWTH FUND


     FORM N-1A                               PROSPECTUS CAPTION

     1.   Cover Page                         Cover Page

     2.   Synopsis                           Cover Page

     3.   Condensed Financial Information    Financial Highlights

     4.   General Description of Registrant  Cover Page; Investment Objective
                                             and Policies; Other Investment
                                             Strategies and Techniques; Risk
                                             Factors; General Information

     5.   Management of the Fund             Management of the Funds

     6.   Capital Stock and Other            How Net Asset Value is
          Securities                         Determined;  Dividends,
                                             Distributions and Taxes;
                                             Performance Information;
                                             General Information

     7.   Purchases of Securities Being      Purchase of Shares; How Net Asset
                                             Value is Determined.

     8.   Redemption or Repurchase           Redemption of Shares; How Net Asset
                                             Value is Determined

     9.   Legal Proceedings                  Not Applicable

                              NORTHSTAR/NWNL TRUST
                              CROSS REFERENCE SHEET
                             PURSUANT TO RULE 404(A)
                        UNDER THE SECURITIES ACT OF 1933
                                     PART A

                  PROSPECTUS OF NORTHSTAR INCOME AND GROWTH FUND


     FORM N-1A                               PROSPECTUS CAPTION

     1.   Cover Page                         Cover Page

     2.   Synopsis                           Cover Page

     3.   Condensed Financial Information    Financial Highlights

     4.   General Description of Registrant  Cover Page; Investment Objective
                                             and Policies; Other Investment
                                             Strategies and Techniques; Risk
                                             Factors; General Information

     5.   Management of the Fund             Management of the Funds

     6.   Capital Stock and Other            How Net Asset Value is
          Securities                         Determined;  Dividends,
                                             Distributions and Taxes;
                                             Performance Information;
                                             General Information

     7.   Purchases of Securities Being      Purchase of Shares; How Net Asset
                                             Value is Determined.

     8.   Redemption or Repurchase           Redemption of Shares; How Net Asset
                                             Value is Determined

     9.   Legal Proceedings                  Not Applicable

                              NORTHSTAR/NWNL TRUST
                              CROSS REFERENCE SHEET
                             PURSUANT TO RULE 404(A)
                        UNDER THE SECURITIES ACT OF 1933
                                     PART A

                  PROSPECTUS OF NORTHSTAR MULTI-SECTOR BOND FUND


     FORM N-1A                               PROSPECTUS CAPTION

     1.   Cover Page                         Cover Page

     2.   Synopsis                           Cover Page

     3.   Condensed Financial Information    Financial Highlights

     4.   General Description of Registrant  Cover Page; Investment Objective
                                             and Policies; Other Investment
                                             Strategies and Techniques; Risk
                                             Factors; General Information

     5.   Management of the Fund             Management of the Funds

     6.   Capital Stock and Other            How Net Asset Value is
          Securities                         Determined; Dividends,
                                             Distributions and Taxes;
                                             Performance Information;
                                             General Information

     7.   Purchases of Securities Being      Purchase of Shares; How Net Asset
                                             Value is Determined.

     8.   Redemption or Repurchase           Redemption of Shares; How Net Asset
                                             Value is Determined

     9.   Legal Proceedings                  Not Applicable

                              NORTHSTAR/NWNL TRUST
                              CROSS REFERENCE SHEET
                             PURSUANT TO RULE 404(A)
                        UNDER THE SECURITIES ACT OF 1933
                                     PART A

                   PROSPECTUS OF NORTHSTAR HIGH YIELD BOND FUND


     FORM N-1A                               PROSPECTUS CAPTION

     1.   Cover Page                         Cover Page

     2.   Synopsis                           Cover Page

     3.   Condensed Financial Information    Financial Highlights

     4.   General Description of Registrant  Cover Page; Investment Objective
                                             and Policies; Other Investment
                                             Strategies and Techniques; Risk
                                             Factors; General Information

     5.   Management of the Fund             Management of the Funds

     6.   Capital Stock and Other            How Net Asset Value is
          Securities                         Determined; Dividends,
                                             Distributions and Taxes;
                                             Performance Information;
                                             General Information

     7.   Purchases of Securities Being      Purchase of Shares; How Net Asset
                                             Value is Determined.

     8.   Redemption or Repurchase           Redemption of Shares; How Net Asset
                                             Value is Determined

     9.   Legal Proceedings                  Not Applicable

                              NORTHSTAR/NWNL TRUST
                              CROSS REFERENCE SHEET
                                     PART B

     FORM N-1A                               CAPTION IN STATEMENT OF
                                             ADDITIONAL INFORMATION

     10.  Cover Page                         Cover Page

     11.  Table of Contents                  Table of Contents

     12.  General Information & History      Cover Page; Other Information

     13.  Investment Objectives & Policies   Cover Page; Investment Objectives
                                             and Policies; Investment
                                             Restrictions; Other Investment
                                             Techniques

     14.  Management of the Fund             Trustees and Officers

     15.  Control Persons and Principal      N/A
          Holders of Securities

     16.  Investment Advisory and            Services of the Adviser and
          Other Services                     Administrator; Services of the
                                             Subadviser


     17.  Brokerage Allocation and           Portfolio Transactions and
          Other Practices                    Brokerage Allocation; Portfolio
                                             Turnover


     18.  Capital Stock and Other Securities Purchases, Redemptions and
                                             Exchange Transactions


     19.  Purchases, Redemptions and         Net Asset Value; Purchases,
          Pricing                            Redemption and Exchange
                                             Transaction; Dividends and
                                             Distributions

     20.  Tax Status                         Federal Income Tax Status

     21.  Underwriter                        Not Applicable

     22.  Calculation of Performance Data    Performance Information

     23.  Financial Statements               Financial Statements

                                     PART C
The information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of the Registration Statement.

PROSPECTUS                                                        APRIL 30, 1996

                              NORTHSTAR/NWNL TRUST

                             NORTHSTAR GROWTH FUND
                        NORTHSTAR INCOME AND GROWTH FUND
                        NORTHSTAR MULTI-SECTOR BOND FUND
                         NORTHSTAR HIGH YIELD BOND FUND

Two Pickwick Plaza                                                (203) 863-6200
Greenwich, Connecticut, 06830                                     (800) 595-7827


    Northstar Growth Fund, Northstar Income and Growth Fund, Northstar Multi-Sector Bond Fund and Northstar High Yield Bond Fund (the "Funds") are four diversified investment portfolios comprising series of the Northstar/ NWNL Trust (the "Trust"), an open-end, series, management investment company. This Prospectus sets forth basic information about the Trust and the Funds that prospective investors should know before investing. It should be read and retained for future reference. A Statement of Additional Information, dated April 30, 1996, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available without charge upon request to the Trust at the address or telephone number set forth above.



    Shares of the Funds are offered at net asset value and currently are sold to segregated asset accounts ("Variable Accounts") of Northwestern National Life Insurance Company ("Northwestern"), Northern Life Insurance Company ("Northern"), and ReliaStar Bankers Security Life Insurance Company ("BSL") (collectively the "Affiliated Insurance Companies") to serve as an investment medium for variable annuity or variable life insurance contracts (the "Variable Contracts") issued by the Affiliated Insurance Companies. The Variable Accounts of Northwestern, Northern and BSL invest in shares of one or more of the Funds in accordance with allocation instructions received from Variable Contract owners. Such allocation rights are described further in the accompanying Prospectus for the Variable Account.



    NORTHSTAR GROWTH FUND ("GROWTH FUND") is a diversified portfolio with an investment objective of seeking long-term capital growth primarily through investments in equity securities of companies that are believed to provide above average potential for capital appreciation.



    NORTHSTAR INCOME AND GROWTH FUND ("INCOME AND GROWTH FUND") is a diversified portfolio with an investment objective of seeking current income balanced with the objective of achieving capital appreciation. The Fund will seek to achieve its objective through investments in common and preferred stocks, convertible securities, investment grade corporate debt securities and government securities, selected for their prospects of producing income and/or capital appreciation.



    NORTHSTAR MULTI-SECTOR BOND FUND ("MULTI-SECTOR FUND") is a diversified portfolio with an investment objective of maximizing current income. The Fund will seek to achieve its objective by investment in the following sectors of the fixed income securities markets: (a) securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities; (b) investment grade corporate debt securities (c) investment grade or comparable quality debt securities issued by foreign corporate issuers, and securities issued by foreign governments and their political subdivisions, limited to 35% of assets determined at the time of investment; and (d) high yield-high risk fixed income securities of U.S. and foreign issuers, limited to 50% of assets determined at the time of investment. See "Risk Factors."



    NORTHSTAR HIGH YIELD BOND FUND ("HIGH YIELD FUND") is a diversified portfolio with an investment objective of seeking high income by investing predominantly in high yield-high risk lower-rated U.S. dollar-denominated debt securities. It is the Fund's policy, while investing in income producing securities, also to maximize total return from a combination of income and capital appreciation.



    THE HIGH YIELD FUND WILL NORMALLY INVEST AT LEAST 65% OF ITS ASSETS IN LOWER RATED HIGH YIELD-HIGH RISK BONDS, COMMONLY KNOWN AS "JUNK BONDS," AND THE MULTI-SECTOR FUND MAY INVEST UP TO 50% OF ITS ASSETS IN THESE SECURITIES. THESE SECURITIES MAY INVOLVE HIGH RISK AND ARE CONSIDERED TO BE SPECULATIVE WITH REGARD TO PAYMENT OF INTEREST AND RETURN OF PRINCIPAL. INVESTMENT IN THESE FUNDS MAY NOT BE APPROPRIATE FOR ALL INVESTORS. CONTRACT OWNERS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THESE FUNDS. SEE "RISK FACTORS
- HIGH YIELD SECURITIES."



    THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF THE VARIABLE ACCOUNT, WHICH ACCOMPANIES THIS PROSPECTUS. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.



    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


                                                                                  PAGE
                                                                                  ----
Financial Highlights............................................................    3
Investment Programs.............................................................    4
Investment Objectives and Policies..............................................    4
Risk Factors....................................................................    7
Other Investment Strategies and Techniques......................................    8
Performance Information.........................................................    9
How Net Asset Value is Determined...............................................   10
Management of the Funds.........................................................   11
Purchase of Shares..............................................................   12
Redemption of Shares............................................................   12
Dividends, Distributions and Taxes..............................................   13
General Information.............................................................   13
Appendix........................................................................  A-1



    NO DEALER, SALESPERSON OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, IT IS UNLAWFUL TO MAKE SUCH AN OFFER. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT INFORMATION HEREIN IS CORRECT AT ANY TIME SUBSEQUENT TO ITS DATE.

                   NORTHSTAR/NWNL TRUST FINANCIAL HIGHLIGHTS


    The financial highlights for the Trust set forth below present certain information and ratios as well as performance information about each series of the Trust for a share outstanding throughout each year or portion thereof.* This table should be read in conjunction with the audited financial statements of the Trust dated December 31, 1995 and accompanying notes, which are contained in the Trust's Annual Report to Shareholders for the fiscal year ended December 31, 1995 incorporated by reference in the Statement of Additional Information, a copy of which may be obtained without charge from the Trust. The financial highlights have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report thereon is also incorporated by reference in the Statement of Additional Information, and should be read in conjunction with the related audited financial statements and notes thereto.



                                                              PERIOD ENDED DECEMBER 31,
                                    -----------------------------------------------------------------------------
                                                                             HIGH YIELD BOND    INCOME AND GROWTH
                                       GROWTH FUND      MULTI-SECTOR FUND         FUND                FUND
                                    -----------------   -----------------   -----------------   -----------------
                                     1995     1994*      1995     1994*      1995     1994*      1995     1994*
                                    ------  ---------   ------  ---------   ------  ---------   ------  ---------
Net Asset Value, beginning of
 period...........................  $10.04  $10.00      $ 4.85  $ 5.00      $ 4.69  $ 5.00      $ 9.92  $10.00
Income from investment operations:
  Net investment income...........    0.20    0.16        0.42    0.23        0.50    0.28        0.37    0.20
  Net realized and unrealized gain
   (loss).........................    2.27    0.19        0.29   (0.15)       0.34   (0.31)       1.73   (0.01)
                                    ------  ---------   ------  ---------   ------  ---------   ------  ---------
  Total from investment
   operations.....................    2.47    0.35        0.71    0.08        0.84   (0.03)       2.10    0.19
                                    ------  ---------   ------  ---------   ------  ---------   ------  ---------
Less distributions:
  Dividends declared from net
   investment income..............   (0.19)  (0.16)      (0.42)  (0.23)      (0.49)  (0.28)      (0.37)  (0.20)
  Dividends from net realized
   gain...........................   (0.76)  (0.15)       0.00    0.00        0.00    0.00       (0.26)  (0.07)
                                    ------  ---------   ------  ---------   ------  ---------   ------  ---------
  Total distributions.............   (0.95)  (0.31)      (0.42)  (0.23)      (0.49)  (0.28)      (0.63)  (0.27)
                                    ------  ---------   ------  ---------   ------  ---------   ------  ---------
Net Asset Value, end of period....  $11.56  $10.04      $ 5.14  $ 4.85      $ 5.04  $ 4.69      $11.39  $ 9.92
                                    ------  ---------   ------  ---------   ------  ---------   ------  ---------
                                    ------  ---------   ------  ---------   ------  ---------   ------  ---------
Total Return......................   24.78%   3.47%      14.97%   1.41%      18.55%  (0.95)%     21.39%   2.02%
                                    ------  ---------   ------  ---------   ------  ---------   ------  ---------
                                    ------  ---------   ------  ---------   ------  ---------   ------  ---------
Ratios/supplemental data:
  Net assets end of period
   (thousands)....................  $3,813  $2,701      $3,766  $2,716      $4,773  $2,588      $7,410  $3,595
                                    ------  ---------   ------  ---------   ------  ---------   ------  ---------
                                    ------  ---------   ------  ---------   ------  ---------   ------  ---------
  Ratio of expenses to average net
   assets.........................    0.80%   1.00%(1)    0.80%   1.00%(1)    0.80%   1.00%(1)    0.80%   1.00%(1)
                                    ------  ---------   ------  ---------   ------  ---------   ------  ---------
                                    ------  ---------   ------  ---------   ------  ---------   ------  ---------
  Ratio of expense reimbursement
   to average net assets..........    1.24%   1.45%(1)    1.26%   1.41%(1)    1.31%   1.55%(1)    0.94%   1.43%(1)
                                    ------  ---------   ------  ---------   ------  ---------   ------  ---------
                                    ------  ---------   ------  ---------   ------  ---------   ------  ---------
  Ratio of net investment income
   to average net assets..........    1.77%   2.31%(1)    8.52%   7.03%(1)   10.61%   8.62%(1)    3.63%   3.11%(1)
                                    ------  ---------   ------  ---------   ------  ---------   ------  ---------
                                    ------  ---------   ------  ---------   ------  ---------   ------  ---------
  Portfolio Turnover Rate.........     123%     61%         83%     29%        157%     62%         74%     45%
                                    ------  ---------   ------  ---------   ------  ---------   ------  ---------
                                    ------  ---------   ------  ---------   ------  ---------   ------  ---------


------------------------


(1)Annualized



* Each Fund commenced operations on May 6, 1994.

                              INVESTMENT PROGRAMS


    Northstar/NWNL Trust (the "Trust") is a Massachusetts business trust organized as an open-end, diversified, series, management investment company. Currently the Trust offers four series comprising four separate investment portfolios - Northstar Growth Fund, Northstar Income and Growth Fund, Northstar Multi-Sector Bond Fund, and Northstar High Yield Bond Fund (the "Funds"). Each of the Funds has its own investment objective and investment policies as described below. The Trustees of the Trust reserve the right to change any of the investment policies, strategies or practices of any of the Funds, as described in this Prospectus and the Statement of Additional Information, without shareholder approval, except in those instances where shareholder approval is expressly required.



    The investment objective of each Fund is a fundamental policy which may not be changed without the approval of holders of a majority of the outstanding shares of the Fund. There can, of course, be no assurance that each Fund will achieve its investment objective since all investments are inherently subject to market risks.


                       INVESTMENT OBJECTIVE AND POLICIES


    NORTHSTAR GROWTH FUND. The investment objective of the Fund is to seek long-term capital growth primarily through investments in equity securities diversified over industries and companies which are believed to provide above average potential for capital appreciation. Securities in which the Fund will normally invest include common stocks, preferred stocks, and securities convertible into common stock, and the Fund may also invest in warrants and options to purchase common stocks. Under normal conditions, the Fund does not intend to invest more than 35% of its assets in convertible securities. The Fund may invest in large seasoned companies which are believed to possess superior return potential similar to companies with formative growth profiles, and may invest in small and medium sized companies with above average earnings growth potential relative to market value. Investing in equity securities of small and medium-sized companies may involve greater risk than is associated with investing in more established companies. Small to medium-sized companies often have limited product and market diversification, fewer financial resources or may be dependent on a few key managers. Any one of the foregoing may change suddenly and have an immediate impact on the value of the company's securities. Furthermore, whenever the securities markets are experiencing rapid price changes due to national economic trends, secondary growth securities have historically been subject to exaggerated price changes. Although the Fund will invest predominantly in equity and equity related securities it may also invest in non-equity securities, such as corporate bonds or U.S. Government obligations during periods, when, in the opinion of the Adviser or Subadviser, prevailing market, financial or economic conditions warrant. Although the Fund selects securities for long-term investment, the Fund may engage in short-term transactions.



    The Fund may invest up to 20% of its assets in equity securities of foreign issuers, not more than 10% of which may be invested in issuers that are not listed on a U.S. Securities exchange. The Fund normally will purchase American Depository Receipts for foreign securities which are actively traded in a United States market or on a U.S. securities exchange. While investment in foreign securities is intended to increase diversification, such investments involve risks in addition to the credit and market risks normally associated with domestic securities. See "Risk Factors - Foreign Investments."



    NORTHSTAR INCOME AND GROWTH FUND. The Fund's investment objective is to seek current income balanced with the objective of achieving capital appreciation. Under normal market conditions, the Fund will invest at least 65% of its total assets in income-producing securities. In seeking to achieve its objective, the Fund will invest in equity securities of domestic and foreign issuers that have prospects for dividend income and growth of capital, including common stocks, preferred stocks, and securities convertible into common stocks, and selected investment grade debt securities of domestic and foreign private and government issuers. These debt securities would include U.S. Government obligations, foreign and domestic corporate bonds, and bonds issued by foreign governments considered stable by the Adviser and supported through the authority to levy taxes by national state or provincial governments or similar political subdivisions. The proportion of holdings in common stocks, preferred stocks, other equity-related securities, and debt securities will vary in accordance with the level of return that can be achieved from these various types of securities. Under normal conditions, the Fund does not intend to invest more than 35% of its assets in convertible securities. Securities are also purchased on the basis of fundamental attraction regarding capital appreciation prospects. In this way, income is "balanced" with capital. The Fund invests in equity securities that are listed primarily on the New York Stock Exchange or American Stock Exchange or that are traded in the over-the-counter market. Equity and equity-related securities purchased by the Fund will typically be of large well-established companies, but may also include to a lesser extent small capitalization companies selected for their growth potential. Debt securities purchased by the Fund will only be securities rated investment grade ( I.E., in the top four rating categories of Moodys or S&P) at the time of purchase. Securities that are in the lowest investment grade debt category may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case with higher grade securities. In the event that an existing holding is downgraded to below investment grade, the Fund may nevertheless retain the security.



    The Fund may invest up to 20% of its net assets in the securities of foreign issuers, not more than 10% of which shall be in issuers whose securities are not listed on a U.S. securities exchange. The Fund normally will purchase American Depository Receipts for foreign securities which are actively traded in a United States market or on a U.S. securities exchange. While investment in foreign securities is intended to increase diversification, such investments involve risks in addition to the credit and market risks normally associated with domestic securities. See "Risk Factors - Foreign Investments."



    NORTHSTAR MULTI-SECTOR BOND FUND. The Fund's investment objective is to maximize current income consistent with the preservation of capital. The Fund will seek to achieve its objective by investing in four sectors of the fixed income securities markets: (a) securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities ("U.S. Government Bonds"); (b) corporate debt securities rated investment grade at the time of purchase ("Investment Grade Bonds"); (c) investment grade or comparable quality debt securities issued by foreign corporate issuers and foreign governments and their political subdivisions ("Foreign Bonds"); and (d) high yield-high risk fixed income securities of U.S. and foreign issuers ("High Yield Bonds"). See the Appendix for a description of bond ratings. Under normal circumstances, at least 65% of the Fund's total assets will be invested in these four sectors. Securities that are in the lowest investment grade debt category may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities. See "High Yield Bonds." The Fund's assets generally will be invested in each market sector but the Fund may invest any amount of its assets in any one sector (except for High Yield Bonds, in which sector the Fund will not invest more than 50% of its assets determined at the time of investment, and no more than 35% of the Fund's assets will be invested in Foreign Bonds, including foreign High Yield Bonds), and the Fund may choose not to invest in a sector in order to achieve its investment objective. The Adviser believes that this strategy may achieve a more stable net asset value since diversification over several market sectors tends to reduce volatility; however, there can be no assurance that certain economic and other factors will not cause fluctuations in the value of the securities held by the Fund, resulting in fluctuations of the Fund's net asset value.


    The following is a description of the four sectors in which the Fund invests:


    U.S. GOVERNMENT BONDS. The U.S. Government Bonds in which the Fund may invest are (1) U.S. Treasury obligations such as bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance; and (2) obligations issued or guaranteed by U.S. Government agencies, authorities and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Government, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury (which line of credit is equal to the face value of the government obligation), (c) discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality, or (d) the creditworthiness of the instrumentality. The Fund may invest in U.S. Government Bonds denominated in foreign currencies and may invest in pass-through securities that are derived from mortgages. See "Mortgage-Backed Securities" below.


    WITH RESPECT TO OBLIGATIONS ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES, AUTHORITIES AND INSTRUMENTALITIES, GUARANTEES AS TO THE TIMELY PAYMENT OF PRINCIPAL AND INTEREST DO NOT EXTEND TO THE MARKET VALUE OF THE FUND'S SHARES. THE MARKET VALUE OF U.S. GOVERNMENT BONDS FLUCTUATES AS INTEREST RATES CHANGE.


    INVESTMENT GRADE BONDS. The Fund may invest in all types of long- and short-term debt obligations of U.S. issuers denominated in U.S. dollars and in foreign currencies. Investment Grade Bonds will be rated in the top four rating categories of Moody's or S&P, or deemed to be of comparable quality by the Adviser if the securities are unrated. Securities rated Baa or BBB (the lowest investment grade category) are medium grade investment obligations that may have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments, in the case of such obligations. For a more complete description of ratings, see the Appendix.


    FOREIGN BONDS. The Foreign Bonds in which the Fund may invest are issued by foreign private issuers and foreign governments. Foreign governments will be limited to those considered stable by the Adviser, and the Fund will only invest in obligations supported through the authority to levy taxes by national, state or provincial governments or similar political subdivisions. For risk considerations involved, see "Risk Factors - Foreign Investments." Normally, foreign corporate issues in which the Fund will invest will be rated investment grade or deemed to be of equivalent quality; however, the Fund may also invest in high yield-high risk securities of foreign private issuers. See "High Yield Bonds" below and "Risk Factors - High Yield Securities." Normally the Fund expects to invest its assets in U.S. dollar denominated securities; however, the Fund may invest up to 35% of assets in non-U.S. dollar denominated securities. The Fund may hold foreign currency for hedging purposes to compensate for declines in the U.S. dollar value of foreign currency securities held by the Fund and against increases in the U.S. dollar value of foreign currency bonds which the Fund might purchase. The Fund is limited to investing no more than 35% of its assets in Foreign Bonds, including foreign High Yield Bonds, determined at the time of investment.



    HIGH YIELD BONDS. The High Yield Bonds in which the Fund may invest are debt obligations of domestic issuers, including High Yield Bonds of domestic issuers denominated in foreign currencies, and High Yield Bonds of foreign issuers. The High Yield Bonds that the Fund may purchase are in the lower rating categories (I.E., BB through CCC by S&P and Ba through Caa by Moody's), or may be unrated securities. These lower-rated and comparable unrated securities, while selected for their relatively high yield, may be subject to greater fluctuations in market value and greater risks of loss of income and principal than higher-rated securities. High yields often reflect the greater risks associated with the securities that offer such yields. Because of these greater risks, High Yield Bonds often carry lower ratings. Economic conditions can sometimes narrow the spreads between yields on lower-rated (or comparable) securities and higher-rated securities. If these spreads narrow to such a degree that the Adviser believes that the yields available on lower-rated or comparable unrated securities do not justify the higher risks associated with those securities, the Fund will invest in higher-rated or comparable unrated securities. The Fund may also invest in High Yield pass-through securities. Investments in High Yield pass-through securities are subject to prepayment and reinvestment risks similar to those associated with Mortgage-Backed Securities described below.



    The Adviser evaluates the purchase of High Yield Bonds for the Fund primarily through the exercise of its own investment and credit analysis and on the ratings assigned by Moody's and S&P. The Fund will not invest in High Yield Bonds rated lower than CCC/Caa.



    As a fundamental policy, the Fund's investments in High Yield Bonds will be limited to not more than 50% of its assets, determined at the time of investment. Any subsequent change in the percentage due to changes in the market value of portfolio securities or other changes in the total assets will not be considered a violation of this restriction. See "Risk Factors - High Yield Securities" below.



    The Fund may invest in debt securities of any maturity that pay fixed, floating or adjustable interest rates. The Fund also may invest in discount obligations, including zero-coupon securities, which do not pay interest but, rather, are issued at a significant discount to their maturity values, or securities that pay interest, at the issuer's option, in additional securities instead of cash (pay-in-kind securities). The values of debt securities generally fluctuate inversely with changes in interest rates. This is less likely to be true for adjustable or floating rate securities, since interest rate changes are more likely to be reflected in changes in the rates paid on the securities. However, reductions in interest rates also may translate into lower distributions paid by the Fund. Additionally, because zero-coupon and pay-in-kind securities do not pay interest but the Fund nevertheless must accrue and distribute the income deemed to be earned on a current basis, the Fund may have to sell other investments to raise the cash needed to make income distributions. To a lesser extent the Fund may invest in equity or equity-related securities, including common stock, preferred stock, convertible securities and rights and warrants attached to debt instruments. Typically the Fund would purchase a high yield security that is convertible or exchangeable for equity securities, or which carries the right in the form of a warrant or as part of a unit with the security to acquire equity securities. The Fund would ordinarily purchase these securities for their yield characteristics or capital appreciation potential.



    NORTHSTAR HIGH YIELD BOND FUND. The investment objective of the Fund is to seek high income by investing predominantly in high yield - high risk lower rated and non-rated U.S. dollar denominated debt securities. It is the Fund's policy, while investing in income producing securities, also to maximize total return from a combination of income and capital appreciation.



    Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 65% of its total assets in higher-yielding, lower-rated U.S. dollar-denominated debt securities of U.S. and foreign issuers, which involve special risks and are predominantly speculative in character. The Fund may invest up to 35% of its assets in non-U.S. dollar denominated securities. Investments in securities offering the high current income sought by the Fund, while generally providing greater income and potential opportunity for gain than investments in higher rated securities, also entail greater risk. The value of high yield securities (and therefore the net asset value per share of the Fund) can be expected to increase or decrease in response to changes in interest rates, real or perceived changes in the credit risks associated with its portfolio investments, and other factors affecting the credit markets generally. The Fund may invest up to 50% of its assets in securities of foreign issuers, subject to a limit of 35% of such assets in emerging market debt. Emerging markets are countries whose sovereign bonds generally are rated below investment grade and whose financial markets are not well-developed. The Fund intends to restrict its investments in emerging markets to those with sound economies that are expected to experience strong growth with controlled inflation, and therefore higher-than-average returns, over time. See "Risk Factors - Foreign Investments."



    Most of the debt securities in which the Fund invests are lower rated, and may include bonds in the lowest rating categories (C for Moody's and D for S&P) and unrated bonds. Most of the securities will be rated at least Caa by Moody's or at least CCC by S&P, or if not rated, are of equivalent quality in the opinion of the Adviser. The Fund may invest up to 10%, and hold up to 25%, of its assets in securities rated below Caa in the case of Moody's or CCC by S&P. Such debt securities are highly speculative and may be in default of payment of interest and/or repayment of principal may be in arrears. The issuers of such debt securities may be involved in bankruptcy or reorganization proceedings and/or may be restructuring outstanding debt. Investing in bankrupt and troubled companies involves special risks. See "Risk Factors - High Yield Securities" and the Appendix.



    The Fund may invest in debt securities of any maturity that pay fixed, floating or adjustable interest rates. The Fund also may invest in discount obligations, including zero-coupon securities, which do not pay interest but, rather, are issued at a significant discount to their maturity values, or securities that pay interest, at the issuer's option, in additional securities instead of cash (pay-in-kind securities). The values of debt securities generally fluctuate inversely with changes in interest rates. This is less likely to be true for adjustable or floating rate securities, since interest rate changes are more likely to be reflected in changes in the rates paid on the securities. However, reductions in interest rates also may translate into lower distributions paid by the Fund. Additionally, because zero-coupon and pay-in-kind securities do not pay interest but the Fund nevertheless must accrue and distribute the income deemed to be earned on a current basis, the Fund may have to sell other investments to raise the cash needed to make income distributions. To a lesser extent the Fund may invest in equity or equity-related securities, including common stock, preferred stock, convertible securities and rights and warrants attached to debt instruments. Typically the Fund would purchase a high yield security that is convertible or exchangeable for equity securities, or which carries the right in the form of a warrant or as part of a unit with the security to acquire equity securities. The Fund would ordinarily purchase these securities for their yield characteristics or capital appreciation potential.


                                  RISK FACTORS


    HIGH YIELD SECURITIES. Each of the High Yield Fund and the Multi-Sector Fund may invest in higher yielding securities that carry lower investment grade ratings. These high yield - high risk securities are rated below investment grade by the primary rating agencies (Moody's and S&P). See the Appendix for a description of bond rating categories. The value of lower rated securities generally is more dependent on the ability of the company to meet interest and principal payments than is the case for higher rated securities. Conversely, the value of higher rated securities may be more sensitive to interest rate movements than lower rated securities. Companies issuing high yield securities may not be as strong financially as those issuing bonds with higher credit ratings. Investments in such companies are considered to be more speculative than higher quality investments. In addition, the market for lower rated securities is generally less liquid than the market for higher rated securities, and adverse publicity and investor perceptions may also have a greater negative impact on the market for these securities.



    Companies issuing high yield bonds are more vulnerable to real or perceived economic changes (such as rising interest rates), political changes or adverse developments specific to the company. Adverse economic, political or other developments may impair the company's ability to service principal and interest obligations, to meet projected business goals and to obtain additional financing, particularly if the company is highly leveraged. In the event of a default, a Fund would experience a reduction of its income and could expect a decline in the market value of the defaulted securities.

    Weighted average composition of the following Funds' portfolios at the end of their 1995 fiscal year was:



                                                     MULTI-SECTOR     HIGH YIELD
                                                    --------------   ------------
Investment Grade..................................       13.6%            3.8%
BB................................................       23.9            21.0
B.................................................       20.8            50.7
CCC...............................................     --                 2.5
CC................................................     --               --
C.................................................     --               --
D.................................................     --               --
Nonrated..........................................        2.2            13.6
U.S. Governments, equities and other..............       39.5             8.4
                                                          ---             ---
TOTAL.............................................        100%            100%
                                                          ---             ---
                                                          ---             ---



This table does not reflect the current or future composition of any of the Fund's portfolios.



    FOREIGN INVESTMENTS. Each Fund may invest in securities of foreign issuers. Securities of some foreign companies and governments may be traded in the U.S., but many foreign securities are traded primarily in foreign markets. In addition to generally higher transaction costs associated with foreign investing, risks of foreign investing include:



    CURRENCY RISKS. Each Fund must buy the local currency when it buys a foreign security, and it sells local currency when it sells the security. The value of a foreign security held by the Fund will be affected by the value of the local currency relative to the U.S. dollar, causing the Fund to lose money at times, despite an increase in the value of the security.



    POLITICAL AND  ECONOMIC RISKS.    Political and  economic risks  may  exist,
particularly in underdeveloped and developing countries which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.



    REGULATORY RISKS. There is generally less government supervision of foreign markets, and issuers are not subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers. There also may be less publicly available information about foreign issuers.



                   OTHER INVESTMENT STRATEGIES AND TECHNIQUES



    Unless otherwise stated, each of the following strategies and techniques may be utilized by each of the Funds. The Funds may, but do not currently intend to, engage in certain additional investment techniques not described in this Prospectus. These techniques and additional information on the securities and techniques described in the Prospectus are contained in the Statement of Additional Information.



    REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements, either for temporary defensive purposes or to generate income from its cash balances. Under a repurchase agreement, the Fund buys a security from a bank or dealer, which is obligated to buy it back at a fixed price and time. The security is held in a separate account at the Fund's custodian and constitutes the Fund's collateral for the bank's or dealer's repurchase obligation. Additional collateral may be added so that the obligation will at all times be fully collateralized. However, if the bank or dealer defaults or enters into bankruptcy, the Fund may experience costs and delays in liquidating the collateral, and may experience a loss if it is unable to demonstrate its right to the collateral in a bankruptcy proceeding. Repurchase agreements maturing more than seven days in the future are considered illiquid, and each Fund will invest no more than 5% of its net assets in such repurchase agreements at any time, and under normal market conditions, will limit its investments in repurchase agreements to 15% of its net assets.



    WHEN-ISSUED SECURITIES. Each Fund may acquire securities on a "when-issued" basis by contracting to purchase securities for a fixed price on a date beyond the customary settlement time with no interest accruing until settlement. If made through a dealer, the contract is dependent on the dealer completing the sale. The dealer's failure could deprive the Fund of an advantageous yield or price. These contracts may be considered securities and involve risk to the extent that the value of the underlying security changes prior to settlement. Each Fund may realize short-term profits or losses if the contracts are sold. Transactions in when-issued securities may be limited by certain Internal Revenue Code requirements.

    ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities or private placements. An illiquid security is a security that cannot be sold quickly in the normal course of business. Some securities cannot be sold to the U.S. public because of their terms or because of SEC regulations. The Adviser may determine that securities that cannot be sold to the U.S. public, but that can be sold to institutional investors ("Rule 144A" securities) or on foreign markets, are liquid, following guidelines established by the Trustees of each Fund.



    TRADING AND PORTFOLIO TURNOVER. Each Fund generally intends to purchase securities for long-term investment. However, short-term transactions may result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. Portfolio turnover rates are usually not a factor in making buy and sell decisions. Each Fund may purchase a security in anticipation of relatively short-term price gains. Each Fund may also sell one security and simultaneously purchase the same or comparable security to take advantage of short-term differentials in yield or price. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Short term trading may also be restricted by certain tax rules.



    MORTGAGE-BACKED SECURITIES. Each Fund may invest in mortgage-backed securities which are securities that directly or indirectly represent an ownership participation in, or are secured by and payable from, mortgage loans on real property ("Mortgage-Backed Securities"). Such securities include mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Mortgage pass-through securities differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments, including any repayments made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. The underlying mortgages may be prepaid at any time and such payments are passed through to the certificate holder as a prepayment of principal. As a result, if a Fund purchases such a Mortgage-Backed Security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Fund purchases a Mortgage-Backed Security at a discount, faster than expected prepayments will increase, while slower than expected prepayment will reduce, yield to maturity.



    Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Mortgage-Backed Securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment. Accelerated prepayments on
Mortgage-Backed Securities purchased by the Funds at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full.



    TEMPORARY INVESTMENTS. In periods of unusual market conditions, for temporary and defensive purposes, when the Adviser considers it appropriate, each Fund may invest part or all of its assets in cash, U.S. government securities, commercial paper, bankers' acceptances, repurchase agreements and certificates of deposit.



    INVESTMENT RESTRICTIONS.    Each  of  the Funds  has  adopted  a  number  of
investment restrictions, as set forth in the Statement of Additional Information, some of which are fundamental, and therefore, may not be changed without shareholder approval.


                            PERFORMANCE INFORMATION


    The Funds may, from time to time, include their yield and total returns in advertisements or reports to shareholders or prospective investors. Performance information for the Funds will not be advertised or included in sales literature unless accompanied by comparable performance information for a separate account to which the Funds offer their shares. Both yield and total return figures are computed in accordance with formulas specified by the SEC and are based on historical earnings and are not intended to indicate future performance. The yield for each Fund will be computed by dividing (a) net investment income over a 30-day period by (b) an average value of invested assets (using the average number of shares entitled to receive dividends at the end of the period), all in accordance with applicable regulatory requirements. Such amounts will be compounded for six months and then annualized for a twelve-month period to derive the yield of each Fund.

    Standardized quotations of average annual total return for a Fund's shares will be expressed in terms of the average annual compounded rate of return of a hypothetical investment over a period of 1, 5 and 10 years (or up to the life of the Fund). Standardized total return quotations reflect the deduction of a proportional share of expenses (on an annual basis) of a Fund, and assume that all dividends and distributions are reinvested when paid. The Funds also may quote supplementally a rate of total return over different periods of time or by non-standardized means. In addition, the Funds may from time to time publish materials citing historical volatility for shares of each Fund. Volatility is the standard deviation of day to day logarithmic price changes expressed as an annualized percentage.


    Performance information for the Funds may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Composite Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), or other unmanaged indices so that Contract Owners may compare a Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objective, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds by overall performance or other criteria; (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a Fund; and (iv) well known monitoring sources of bank certificates of deposit performance rates such as Salomon Brothers, FEDERAL RESERVE BULLETIN, AMERICAN BANKER, Tower Data and THE WALL STREET JOURNAL. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.



    Quotations of yield or total return for the Funds will not take into account charges or deductions against any separate account to which the Funds' shares are sold or charges and deductions against the Variable Contracts issued by the Affiliated Insurance Companies. The Funds' yield and total return should not be compared with mutual funds that sell their shares directly to the public since the figures provided do not reflect charges against the Variable Account or the Variable Contracts. Performance information for each Fund reflects only the performance of a hypothetical investment in that Fund during the particular time period on which the calculations are based. Performance information should be considered in light of each Fund's investment objective and policies, characteristics and qualities of the portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine total return for the Funds, see the Statement of Additional Information.


                       HOW NET ASSET VALUE IS DETERMINED


    The net asset value per share of each Fund is determined at the close of the general trading session (normally 4:00 p.m.) of the New York Stock Exchange (the "Exchange") on each business day the Exchange is open. The net asset value of each Fund is computed by dividing the value of the Fund's securities, plus any cash and other assets (including dividends and interest accrued but not collected) less all liabilities (including accrued expenses) by the number of outstanding shares of each Fund.


    Fixed income securities are valued by using independent pricing services, market quotations, prices provided by market makers, or estimates of market values obtained from yield data related to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Trust's Trustees. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost unless it is determined by the Trustees that amortized cost does not reflect the fair value of such obligations. Other assets are valued at fair value as determined in good faith by the Trustees.

    Generally, trading in foreign securities, as well as trading in corporate bonds, U.S. government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the general trading session of the Exchange. The values of such securities used in computing the net asset value of the Funds are determined as of such times. Occasionally, events affecting the value of such securities may occur between such times and such closing which will not be reflected in the computation of a Fund's net asset value. If events occur which materially affect the value of such securities, the securities will be valued at fair market value as determined in good faith by the Trustees.

                            MANAGEMENT OF THE FUNDS



    THE TRUSTEES. The Trustees of the Trust ("Trustees") oversee the operations of the Trust and each Fund and perform the various duties imposed on trustees by the laws of the Commonwealth of Massachusetts and the Investment Company Act of 1940 (the "1940 Act"). The Trustees meet quarterly to review the Funds' investment policies, performance, expenses and other business affairs and elect the officers of the Trust annually. The Trustees delegate day to day management of the Funds to the officers of the Trust.



    THE ADVISER AND AFFILIATED SERVICE PROVIDERS. Pursuant to an Investment Advisory Agreement with the Trust, Northstar Investment Management Corporation acts as the investment adviser to each Fund. In this capacity, the Adviser, subject to the authority of the Trustees, is responsible for furnishing continuous investment supervision to the Funds and is responsible for the management of the Funds' portfolios. Northstar Administrators Corporation, an affiliate of the Adviser, furnishes certain administrative, compliance and accounting services to each Fund. Employees of the Adviser and Administrator serve as officers of the Funds, and the Adviser provides office space for the Funds and pays the salaries of all Fund officers and Trustees who are affiliated with the Adviser.



    The Adviser and its affiliates are indirect, majority owned subsidiaries of ReliaStar Financial Corp. ("ReliaStar"). ReliaStar's address is 20 Washington Avenue South, Minneapolis, MN 55401. Combined minority interests held by members of senior management currently equal 20%. ReliaStar is a publicly traded holding company whose subsidiaries specialize in the life and health insurance businesses. Through the Affiliated Insurance Companies and other subsidiaries, ReliaStar issues and distributes individual life insurance, annuities and mutual funds, group life and health insurance and life and health reinsurance, and provides related investment management services.



    The Adviser's fee is accrued daily against the value of each Fund's net assets and is payable by each Fund monthly at an annual rate of 0.75% on the first $250 million of each Fund's average daily net assets scaled down to 0.55% for assets over $1 billion. The investment advisory fees paid by the Funds are higher than the fees paid by most mutual funds. The Administrator's fee is accrued daily against the value of each Fund's net assets and is payable monthly at an annual rate of .10% of each Fund's average daily net assets.



    The Adviser places all orders for the purchase and sale of portfolio securities. In selecting brokers, the Adviser may consider research and brokerage services furnished to it. The Adviser also advises other accounts that may purchase and hold securities in which the Funds may invest and certain persons affiliated with the Adviser may purchase and hold, directly or indirectly, securities in which the Funds or other accounts invest, subject to internal guidelines regarding conflicts of interest.



    INVESTMENT PERSONNEL OF ADVISER. Thomas Ole Dial has served as manager of the Northstar High Yield Bond Fund and Northstar Multi-Sector Bond Fund since inception of each Fund in May 1994. Mr. Dial has also served as portfolio manager of the Northstar Advantage High Total Return Fund since its inception in November 1993, and, since October 1995 as co-manager of the Northstar Advantage Strategic Income Fund, separate investment companies managed by the Adviser. Mr. Dial is a Vice President of each Fund and Executive Vice President and Chief Investment Officer - Fixed Income of the Adviser. Prior to employment by the Adviser in October 1993, Mr. Dial served as Executive Vice President and Chief Investment Officer - Fixed Income of National Securities & Research Corporation, and as portfolio manager for National Bond Fund, National Asset Reserve, and National Multi-Sector Fixed Income Fund. Prior to National, Mr. Dial managed high yield securities portfolios through Dial Capital Management and various financial institutions. Mr. Dial also manages investments for T.D. Partners, a limited partnership for which the Adviser serves as subadviser.



    Ernest Mysogland has served as a manager of the Northstar Income and Growth Fund and prior to February 1996, served as a manager of the Northstar Growth Fund since inception of each Fund's operations in May 1994. Mr. Mysogland has also served as portfolio manager of the Northstar Advantage Income and Growth Fund, a separate investment company managed by the Adviser, since its inception in November 1993. Mr. Mysogland is a Vice President of the Funds and Executive Vice President and Chief Investment Officer - Equities of the Adviser. Prior to employment by the Adviser, Mr. Mysogland served as Senior Vice President and Chief Investment Officer - Equities for National Securities and Research Corporation ("National"), and was portfolio manager for National Income and Growth Fund, National Total Return Fund, and National Worldwide Opportunities Fund. Prior to National, Mr. Mysogland served as an investment manager for Reinoso Asset Management, Gintel Equity Management, L.F. Rothschild Asset Management, Wertheim Asset Management and Kemper Financial Services.

    SUBADVISER; INVESTMENT PERSONNEL OF SUBADVISER. Navellier Fund Management, Inc. ("Navellier"), a registered investment adviser, serves as subadviser to the Growth Fund pursuant to a Subadvisory Agreement dated February 1, 1996, between the Adviser and Navellier. Navellier is a newly-formed company which is wholly-owned by Louis G. Navellier. The principal address of Navellier is 920 Incline Way, Incline Village, NV 89450. Mr. Navellier, who has managed investments since 1986, is also the sole shareholder of two other registered investment advisory firms which, on a combined basis, manage approximately $1.2 billion of assets for individuals, institutions and a Navellier-sponsored open-end management investment company, the Navellier Series Fund. Louis G. Navellier serves as portfolio manager for the Fund, with primary responsibility for the day-to-day investment management. For its services, Navellier will receive a fee equal to 0.48% of the average daily net assets of the Fund. The Adviser is responsible for overseeing the investment management provided by Navellier, and assumes all costs and expenses of the subadvisory arrangement.



    CUSTODIAN  AND  ACCOUNTING  SERVICES  AGENT.    The  Funds'  custodian   and
accounting services agent is State Street Bank and Trust Company, a trust company organized under the laws of Massachusetts and located at 225 Franklin Street, Boston, Massachusetts 02110.


                               PURCHASE OF SHARES


    As of the date of the Prospectus, shares of the Funds are offered only for purchase by the Variable Accounts to serve as an investment medium for the Variable Contracts issued by the Affiliated Insurance Companies. Shares of the Funds may be offered in the future to other separate accounts established by one or more of the Affiliated Insurance Companies or sold to separate accounts of other affiliated or unaffiliated insurance companies.


    Shares of each Fund are sold at their respective net asset values (without a sales charge) next computed after receipt of a purchase order.


    The various Funds may be used independently or in combination. To the extent that shares of the Funds are sold to the Variable Accounts as the investment medium for a Variable Contract, the structure of the Funds permits Variable Contract owners, within the limitations described in their Contracts, to allocate their accumulated value in the Contracts in response to or in anticipation of changes in market conditions. The assets of each Fund are segregated, and a Variable Contract owner's interest is limited to the Fund in which the Contract's accumulated value is allocated.


    The Trust reserves the right to discontinue offering shares of one or more Funds at any time. In the event that a Fund ceases offering its shares, any investments allocated by an insurance company investing in the Trust to such Fund will, subject to any necessary regulatory approvals, be invested in the Fund deemed appropriate by the Trustees.

    Shares of any Fund may be exchanged for shares of any of the other Funds, all of which are described in this Prospectus. Exchanges are treated as a redemption of shares of one Fund and a purchase of shares of one or more of the other Funds and are effected at the respective net asset values per share of each Series on the date of the exchange. The Trust reserves the right to modify or discontinue its exchange privilege at any time without notice.

    Variable Contract Owners do not deal directly with the Trust to purchase, redeem, or exchange shares of a Fund, and Variable Contract Owners should refer to the prospectus for the Variable Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the Variable Account.

                              REDEMPTION OF SHARES

    Shares of any Fund may be redeemed on any business day. Redemptions are effected at the per share net asset value next determined after receipt of the redemption request. Redemption proceeds normally will be paid within seven days following receipt of instructions in proper form. The right of redemption may be suspended by the Trust or the payment date postponed beyond seven days when the New York Stock Exchange is closed (other than customary weekend and holiday closing) or for any period during which trading thereon is restricted because an emergency exists, as determined by the Securities and Exchange Commission, making disposal of portfolio securities or valuation of net assets not reasonably practicable, and whenever the Securities and Exchange Commission has by order permitted such suspension or postponement for the protection of shareholders. If the Board of Trustees should determine that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or part by a distribution in kind of securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

    Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code ("Code"). Accordingly, a Fund so qualifying generally will not be subject to federal income taxes to the extent that it distributes on a timely basis its investment company taxable income and its net capital gains. Such income and capital gains distributions are automatically reinvested in additional shares of the Fund, unless the shareholder elects to receive cash.


    Distributions of any investment company taxable income (which includes among other items, dividends, interest, and any net realized short-term capital gains in excess of net realized long-term capital losses) are treated as ordinary income for tax purposes in the hands of the shareholder (Variable Account). Net capital gains (the excess of any net long-term capital gains over net short-term capital losses) will, to the extent distributed and classified by a Fund as capital gain distributions, be treated as long-term capital gains in the hands of the Variable Account regardless of the length of time the Variable Account may have held the shares. Income distributions of any net investment income of the Northstar Growth Fund will be declared and paid annually; any income distributions from net investment income of the Northstar Income and Growth Fund will be declared and paid quarterly; any income distributions from net investment income of the Northstar Multi-Sector Bond Fund and the Northstar High Yield Bond Fund will be declared daily and paid quarterly. Capital gain distributions, if any, will be paid at least once annually.


    To comply with regulations under section 817(h) of the Code, each Fund is required to diversify its investments. Generally, a Fund will be required to diversify its investments so that on the last day of each quarter of a calendar year no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a given issuer generally are treated as one investment, but each U.S. Government agency and instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. or any agency or instrumentality of the U.S. is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

    Compliance with the diversification rules under Section 817(h) of the Code generally will limit the ability of a Fund to invest greater than 55% of its total assets in direct obligations of the U.S. Treasury (or any other issuer) or to invest primarily in securities issued by a single agency or instrumentality of the U.S. Government.

    The Treasury Department announced that it would issue future regulations or rulings addressing the circumstances in which a variable Contract Owner's control of the investments of the separate account may cause the Contract Owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the Contract Owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. It is not known what standard will be set forth in the regulations or rulings.


    In the event that rules or regulations are adopted, there can be no assurance that the Funds will be able to operate as currently described in the Prospectus, or that the Trust will not have to change any Fund's investment objective or investment policies. While each Fund's investment objective is fundamental and may be changed only by a vote of a majority of its outstanding shares, the Trustees have reserved the right to modify the investment policies of any Fund as necessary to prevent any such prospective rules and regulations from causing the contract owners to be considered the owners of the shares of a Fund underlying the Variable Accounts.



    Reference is made to the Prospectus for the respective Variable Accounts and Variable Contracts for information regarding the federal income tax treatment of distributions to the Variable Accounts. See "Federal Income Tax Status" in the Funds' Statement of Additional Information for more information on taxes.


                              GENERAL INFORMATION

ORGANIZATION OF THE FUND
    The Trust was organized under Massachusetts law in 1993 as a business trust. The Declaration of Trust provides that the Trustees are authorized to create an unlimited number of series. All shares have equal voting rights, except that only shares of the respective series are entitled to vote on matters concerning only that series. Each share of each Fund will be given one vote, unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment medium for variable insurance products. At the date of this Prospectus, there are four existing series of the Trust (IE., the Funds).



    In accordance with current laws, it is anticipated that an insurance company issuing a variable contract that participates in the Trust will request voting instructions from Contract Owners and will vote shares or other voting interests in the separate account in proportion to the voting instructions received. The Affiliated Insurance Companies and the Variable Accounts are currently the only shareholders of the Trust, although other separate accounts of the Affiliated Insurance Companies or other insurance companies may become shareholders in the future.


    The shares of each Fund, when issued, will be fully paid and non-assessable, have no preference, preemptive, or similar rights, and will be freely transferable. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders may, in accordance with the Declaration of Trust, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Meetings of the shareholders will be called upon written request of shareholders holding in the aggregate not less than 10% of the outstanding shares having voting rights. Except as set forth above and subject to the 1940 Act, the Trustees will continue to hold office and appoint successor Trustees.

    Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the
Declaration   of  Trust  disclaims  liability  of  the  shareholders,  Trustees, officers, employees or agents of the Trust in connection with the Trust's property or the affairs of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or its Trustees, officers, employees, or agents. The Declaration of Trust provides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable by reason of being or having been a shareholder of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, and thus should be considered remote.

REGISTRATION STATEMENT
    This Prospectus does not contain all the information included in the Registration Statement filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulation of the Securities and Exchange Commission. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

                                    APPENDIX

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") CORPORATE BOND
RATINGS
    Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


    Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which made the long-term risks appear somewhat larger than in Aaa securities.


    A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa - Bonds which are rated Baa are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


    Note: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


DESCRIPTION OF STANDARD & POOR'S CORPORATION'S ("S&P") CORPORATE DEBT RATINGS

    AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.


    AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

    A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB - Debt rated BBB is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

    BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    CI - The rating CI is reserved for income bonds on which no interest is being paid.

    D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.


    Plus (+) or Minus (-) - The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

PROSPECTUS                                                        APRIL 30, 1996


                              NORTHSTAR/NWNL TRUST

                             NORTHSTAR GROWTH FUND

Two Pickwick Plaza                                                (203) 863-6200
Greenwich, Connecticut, 06830                                     (800) 595-7827

    Northstar Growth Fund (the "Fund") is a diversified investment portfolio comprising a series of the Northstar/ NWNL Trust (the "Trust"), an open-end, series, management investment company.


    Shares of the Fund are currently sold to segregated asset accounts of Northwestern National Life Insurance Company ("Northwestern National") and to variable annuity separate accounts of Northern Life Insurance Company, an affiliate of Northwestern National (the "Affiliated Insurance Companies"), to serve as the investment medium for variable annuity contracts (the "Variable Contracts") issued by the Affiliated Insurance Companies. The variable accounts of the Affiliated Insurance Companies (the "Variable Accounts") invest in shares of the Fund in accordance with allocation instructions received from Variable Contract owners. Such allocation rights are described further in the accompanying Prospectus for the Variable Account.



    The Fund is a diversified portfolio with an investment objective of seeking long-term capital growth primarily through investments in equity securities of companies that are believed to provide above average potential for capital appreciation.



    Northstar Investment Management Corporation is the investment adviser for the Fund; Navellier Fund Management Inc. serves as a subadviser and its professional staff selects and supervises the investments in the Fund's portfolio. See "Management of the Fund."



    This Prospectus sets forth basic information about the Trust and the Fund that prospective investors should know before investing. It should be read and retained for future reference. A Statement of Additional Information, dated April 30, 1996, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available without charge upon request to the Trust at the address or telephone number set forth above.


    NO DEALER, SALESPERSON OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, IT IS UNLAWFUL TO MAKE SUCH AN OFFER. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT INFORMATION HEREIN IS CORRECT AT ANY TIME SUBSEQUENT TO ITS DATE.

    THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF THE VARIABLE ACCOUNT, WHICH ACCOMPANIES THIS PROSPECTUS. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

N200.103

                               TABLE OF CONTENTS


                                                                                  PAGE
                                                                                  ----
Financial Highlights............................................................    3
Investment Objective and Policies...............................................    3
Risk Factors....................................................................    4
Other Investment Strategies and Techniques......................................    4
Performance Information.........................................................    5
How Net Asset Value is Determined...............................................    6
Management of the Fund..........................................................    6
Purchase of Shares..............................................................    7
Redemption of Shares............................................................    8
Dividends, Distributions and Taxes..............................................    8
General Information.............................................................    9

                              FINANCIAL HIGHLIGHTS



    The financial highlights for the Fund set forth below present certain information and ratios as well as performance information about the Fund for a share outstanding throughout each year or portion thereof. This table should be read in conjunction with the audited financial statements of the Trust dated December 31, 1995 and accompanying notes, which are contained in the Trust's Annual Report to Shareholders for the fiscal year ended December 31, 1995 incorporated by reference in the Statement of Additional Information, a copy of which may be obtained without charge from the Trust. The financial highlights have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report thereon is also incorporated by reference in the Statement of Additional Information, and should be read in conjunction with the related audited financial statements and notes thereto. The Fund commenced operations in May, 1994.



                                                                                              PERIOD ENDED
                                                                                              DECEMBER 31
                                                                                          --------------------
                                                                                            1995       1994
                                                                                          ---------  ---------

Net Asset Value, beginning of the period................................................  $   10.04  $   10.00
                                                                                          ---------  ---------
    Income from investment operations:
      Net Investment income.............................................................       0.20       0.16
      Net gain (loss) on investments (both realized and unrealized).....................       2.27       0.19
                                                                                          ---------  ---------
        Total from investment operations................................................       2.47       0.35
Less distributions:
    Dividends (from net investment income)..............................................      (0.19)     (0.16)
    Distribution (from realized gains)..................................................      (0.76)     (0.15)
                                                                                          ---------  ---------
      Total Distributions...............................................................      (0.95)     (0.31)
Net Asset Value, end of the period......................................................  $   11.56  $   10.04
                                                                                          ---------  ---------
                                                                                          ---------  ---------
Total Return............................................................................      24.78%      3.47%
Ratios/Supplemental Data:
Net Assets, end of period (in thousands)................................................  $   3,813  $   2,701
Ratio of expenses to average net assets.................................................       0.80%      1.00%*
Ratio of expense reimbursement to average net assets....................................       1.24%      1.45%*
Ratio of net investment income to average net assets....................................       1.77%      2.31%*
Portfolio Turnover Rate.................................................................       1.23%        61%


------------------------

*Annualized



                       INVESTMENT OBJECTIVE AND POLICIES



    The investment objective of the Fund is to seek long-term capital growth primarily through investments in equity securities diversified over industries and companies which are believed to provide above average potential for capital appreciation. Securities in which the Fund will normally invest include common stocks, preferred stocks, and securities convertible into common stock, and the Fund may also invest in warrants and options to purchase common stocks. Under normal conditions, the Fund does not intend to invest more than 35% of its assets in convertible securities. The Fund may invest in large seasoned companies which are believed to possess superior return potential similar to companies with formative growth profiles, and may invest in small and medium sized companies with above average earnings growth potential relative to market value. Investing in equity securities of small and medium-sized companies may involve greater risk than is associated with investing in more established companies. Small to medium-sized companies often have limited product and market diversification, fewer financial resources, or may be dependent on a few key managers. Any one of the foregoing may change suddenly and have an immediate impact on the value of the company's securities. Furthermore, whenever the securities markets are experiencing rapid price changes due to national economic trends, secondary growth securities have historically been subject to exaggerated price changes. Although the Fund will invest predominantly in equity and equity related securities, it may also invest in non-equity securities, such as corporate bonds or U.S. Government obligations during periods, when, in the opinion of the Adviser or Subadviser, prevailing market, financial or economic conditions warrant. Although the Fund selects securities for long-term investment, the Fund may engage in short-term transactions.

    The Fund may invest up to 20% of its assets in equity securities of foreign issuers, not more than 10% of which may be invested in issuers that are not listed on a U.S. securities exchange. The Fund normally will purchase American Depository Receipts for foreign securities which are actively traded in a United States market or on a U.S. securities exchange. While investment in foreign securities is intended to increase diversification, such investments involve risks in addition to the credit and market risks normally associated with domestic securities. See "Risk Factors - Foreign Investments."



    The Trustees of the Trust reserve the right to change any of the investment policies, strategies or practices of the Fund, as described in this Prospectus and the Statement of Additional Information, without shareholder approval, except in those instances where shareholder approval is expressly required. The investment objective of the Fund is a fundamental policy which may not be changed without the approval of holders of a majority of the outstanding shares of the Fund. There can, of course, be no assurance that the Fund will achieve its investment objective since all investments are inherently subject to market risks.



                                  RISK FACTORS



    FOREIGN INVESTMENTS. The Fund may invest in securities of foreign issuers. Securities of some foreign companies and governments may be traded in the U.S., but many foreign securities are traded primarily in foreign markets. In addition to generally higher transaction costs associated with foreign investing, risks of foreign investing include:



    CURRENCY RISKS. The Fund must buy the local currency when it buys a foreign security, and it sells local currency when it sells the security. The value of a foreign security held by the Fund will be affected by the value of the local currency relative to the U.S. dollar, causing the Fund to lose money at times, despite an increase in the value of the security.



    POLITICAL AND  ECONOMIC RISKS.    Political and  economic risks  may  exist,
particularly in underdeveloped and developing countries which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.



    REGULATORY RISKS. There is generally less government supervision of foreign markets, and issuers are not subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers. There also may be less publicly available information about foreign issuers.



                   OTHER INVESTMENT STRATEGIES AND TECHNIQUES



    Each of the following strategies and techniques may be utilized by the Fund. The Funds may, but does not currently intend to, engage in certain additional investment techniques not described in this Prospectus. These techniques and additional information on the securities and techniques described in the Prospectus are contained in the Statement of Additional Information.



    REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements, either for temporary defensive purposes or to generate income from its cash balances. Under a repurchase agreement, the Fund buys a security from a bank or dealer, which is obligated to buy it back at a fixed price and time. The security is held in a separate account at the Fund's custodian and constitutes the Fund's collateral for the bank's or dealer's repurchase obligation. Additional collateral may be added so that the obligation will at all times be fully collateralized. However, if the bank or dealer defaults or enters into bankruptcy, the Fund may experience costs and delays in liquidating the collateral, and may experience a loss if it is unable to demonstrate its right to the collateral in a bankruptcy proceeding. Repurchase agreements maturing more than seven days in the future are considered illiquid, and the Fund will invest no more than 5% of its net assets in such repurchase agreements at any time. Under normal market conditions, the Fund will limit its investments in repurchase agreements to 15% of its net assets.



    WHEN-ISSUED SECURITIES. The Fund may acquire securities on a "when-issued" basis by contracting to purchase securities for a fixed price on a date beyond the customary settlement time with no interest accruing until settlement. If made through a dealer, the contract is dependent on the dealer completing the sale. The dealer's failure could deprive the Fund of an advantageous yield or price. These contracts may be considered securities and involve risk to the extent that the value of the underlying security changes prior to settlement. The Fund may realize short-term profits or losses if the contracts are sold. Transactions in when-issued securities may be limited by certain Internal Revenue Code requirements.



    ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities or private placements. An illiquid security is a security that cannot be sold quickly in the normal course of business. Some securities cannot be sold to the U.S. public because of their terms or because of SEC regulations. The Adviser may determine that securities that cannot be sold to the U.S. public, but that can be sold to institutional investors ("Rule 144A" securities) or on foreign markets, are liquid, following guidelines established by the Trustees of the Fund.



    TRADING AND PORTFOLIO TURNOVER. The Fund generally intends to purchase securities for long-term investment. However the Fund may purchase a security in anticipation of relatively short-term price gains, and short-term transactions may result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. Portfolio turnover rates are usually not a factor in making buy and sell decisions. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in yield or price. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Short term trading may also be restricted by certain tax rules.



    MORTGAGE-BACKED  SECURITIES.    The  Fund  may  invest  in   mortgage-backed
securities which are securities that directly or indirectly represent an ownership participation in, or are secured by and payable from, mortgage loans on real property. Such securities include mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Mortgage pass-through securities differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments, including any repayments made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. The underlying mortgages may be prepaid at any time and such payments are passed through to the certificate holder as a prepayment of principal. As a result, if the Fund purchases such a mortgage-backed security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Fund purchases a mortgage-backed security at a discount, faster than expected prepayments will increase, while slower than expected prepayment will reduce, yield to maturity.



    Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment. Accelerated prepayments on mortgage-backed securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full.



    TEMPORARY INVESTMENTS. In periods of unusual market conditions, for temporary and defensive purposes, when the Adviser considers it appropriate, the Fund may invest part or all of its assets in cash, U.S. government securities, commercial paper, bankers' acceptances, repurchase agreements and certificates of deposit.



    INVESTMENT RESTRICTIONS. The Fund has adopted a number of investment restrictions, as set forth in the Statement of Additional Information, some of which are fundamental, and, therefore, may not be changed without shareholder approval.


                            PERFORMANCE INFORMATION


    The Fund may, from time to time, include its yield and total return in advertisements or reports to shareholders or prospective investors. Performance information for the Fund will not be advertised or included in sales literature unless accompanied by comparable performance information for a separate account to which the Fund offers its shares. Both yield and total return figures are computed in accordance with formulas specified by the SEC and are based on historical earnings and are not intended to indicate future performance. The yield for the Fund will be computed by dividing (a) net investment income over a 30-day period by (b) an average value of invested assets (using the average number of shares entitled to receive dividends at the end of the period), all in accordance with applicable regulatory requirements. Such amounts will be compounded for six months and then annualized for a twelve-month period to derive the yield of the Fund.

    Standardized quotations of average annual total return for the Fund's shares will be expressed in terms of the average annual compounded rate of return of a hypothetical investment over a period of 1, 5 and 10 years (or up to the life of the Fund). Standardized total return quotations reflect the deduction of a proportional share of expenses (on an annual basis) of the Fund, and assume that all dividends and distributions are reinvested when paid. The Fund also may quote supplementally a rate of total return over different periods of time or by non-standardized means. In addition, the Fund may from time to time publish materials citing historical volatility for shares of the Fund. Volatility is the standard deviation of day to day logarithmic price changes expressed as an annualized percentage.


    Performance information for the Fund may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Composite Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), or other unmanaged indices so that contract owners may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objective, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds by overall performance or other criteria; (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund; and (iv) well known monitoring sources of bank certificates of deposit performance rates such as Salomon Brothers, FEDERAL RESERVE BULLETIN, AMERICAN BANKER, Tower Data and THE WALL STREET JOURNAL. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.



    Quotations of yield or total return for the Fund will not take into account charges or deductions against any separate account to which the Fund's shares are sold or charges and deductions against the Variable Contracts issued by the Affiliated Insurance Companies. The Fund's yield and total return should not be compared with mutual funds that sell their shares directly to the public since the figures provided do not reflect charges against the Variable Account or the Variable Contracts. Performance information for the Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objective and policies, characteristics and qualities of the portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine total return for the Fund, see the Statement of Additional Information.


                       HOW NET ASSET VALUE IS DETERMINED

    The net asset value per share of the Fund is determined at the close of the general trading session (currently 4:00 p.m.) of the New York Stock Exchange (the "Exchange") on each business day the Exchange is open. The net asset value of the Fund is computed by dividing the value of the Fund's securities, plus any cash and other assets (including dividends and interest accrued but not collected) less all liabilities (including accrued expenses) by the number of shares of the Fund outstanding.

    Fixed income securities are valued by using independent pricing services, market quotations, prices provided by market makers, or estimates of market values obtained from yield data related to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Trustees. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost unless it is determined by the Trustees that amortized cost does not reflect the fair value of such obligations. Other assets are valued at fair value as determined in good faith by the Trustees.

    Generally, trading in foreign securities, as well as trading in corporate bonds, U.S. government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the general trading session of the Exchange. The values of such securities used in computing the net asset value of the Fund are determined as of such times. Occasionally, events affecting the value of such securities may occur between such times and such closing which will not be reflected in the computation of a Fund's net asset value. If events occur which materially affect the value of such securities, the securities will be valued at fair market value as determined in good faith by the Trustees.

                             MANAGEMENT OF THE FUND


    THE TRUSTEES. The Trustees of the Trust oversee the operations of the Trust and the Fund and perform the various duties imposed on trustees by the laws of the Commonwealth of Massachusetts and the Investment

Company Act of 1940 (the "1940 Act"). The Trustees meet quarterly to review the Fund's investment policies, performance, expenses and other business affairs and elect the officers of the Trust annually. The Trustees delegate day to day management of the Fund to the officers of the Trust.



    THE ADVISER AND AFFILIATED SERVICE PROVIDERS. Pursuant to an Investment Advisory Agreement with the Trust, Northstar Investment Management Corporation acts as the investment adviser to the Fund. In this capacity, the Adviser, subject to the authority of the Trustees, is responsible for furnishing continuous investment supervision to the Fund and is responsible for the management of the Fund's portfolios. Northstar Administrators Corporation, an affiliate of the Adviser, furnishes certain administrative, compliance and accounting services to the Fund. Employees of the Adviser and Administrator serve as officers of the Fund, and the Adviser provides office space for the Fund and pays the salaries of all Fund officers and Trustees who are affiliated with the Adviser.



    The Adviser and its affiliates are indirect, majority owned subsidiaries of ReliaStar Financial Corp. ("ReliaStar"). ReliaStar's address is 20 Washington Avenue South, Minneapolis, MN 55401. Combined minority interests held by members of senior management currently equal 20%. ReliaStar is a publicly traded holding company whose subsidiaries specialize in the life and health insurance businesses. Through the Affiliated Insurance Companies and other subsidiaries, ReliaStar issues and distributes individual life insurance, annuities and mutual funds, group life and health insurance and life and health reinsurance, and provides related investment management services.



    The Adviser's fee is accrued daily against the value of the Fund's net assets and is payable by the Fund monthly at an annual rate of 0.75% on the first $250 million of the Fund's average daily net assets scaled down to 0.55% for assets over $1 billion. The investment advisory fees paid by the Fund is higher than the fees paid by most mutual funds. The Administrator's fee is accrued daily against the value of the Fund's net assets and is payable monthly at an annual rate of .10% of the Fund's average daily net assets.



    The Adviser places all orders for the purchase and sale of portfolio securities. In selecting brokers, the Adviser may consider research and brokerage services furnished to it. The Adviser also advises other accounts that may purchase and hold securities in which the Fund may invest and certain persons affiliated with the Adviser may purchase and hold, directly or indirectly, securities in which the Fund or other accounts invest, subject to internal guidelines regarding conflicts of interest.



    THE SUBADVISER. Navellier Fund Management, Inc. ("Navellier"), a registered investment adviser, serves as subadviser to the Growth Fund pursuant to a Subadvisory Agreement dated February 1, 1996, between the Adviser and Navellier. Navellier is a newly-formed company which is wholly-owned by Louis G. Navellier. The principal address of Navellier is 920 Incline Way, Incline Village, NV 89450. Mr. Navellier, who has managed investments since 1986, is also the sole shareholder of two other registered investment advisory firms which, on a combined basis, manage approximately $1.2 billion of assets for individuals, institutions and a Navellier-sponsored open-end management investment company, the Navellier Series Fund. Louis G. Navellier serves as portfolio manager for the Fund, with primary responsibility for the day-to-day investment management. For its services, Navellier will receive a fee equal to 0.48% of the average daily net assets of the Fund. The Adviser is responsible for overseeing the investment management provided by Navellier, and assumes all costs and expenses of the subadvisory arrangement.



    THE CUSTODIAN AND ACCOUNTING SERVICES AGENT. The Fund's custodian and accounting services agent is State Street Bank and Trust Company, a trust company organized under the laws of Massachusetts and located at 225 Franklin Street, Boston, Massachusetts 02110.


                               PURCHASE OF SHARES


    As of the date of the Prospectus, shares of the Fund are offered only for purchase by the Variable Accounts to serve as an investment medium for the Variable Contracts issued by the Affiliated Insurance Companies. Shares of the Fund may be offered in the future to other separate accounts established by the Affiliated Insurance Companies or sold to separate accounts of other affiliated or unaffiliated insurance companies, and may be offered in the future to serve as an investment medium for variable life insurance policies.



    Shares of the Fund are sold at the net asset value (without a sales charge) next computed after receipt of a purchase order. The Trust reserves the right to discontinue offering shares of the Fund at any time. In the event that the Fund ceases offering its shares, any investments allocated by an insurance company investing in the Trust to the Fund will, subject to any necessary regulatory approvals, be invested in another fund within the Trust deemed appropriate by the Trustees.

    Shares of the Fund may be exchanged for shares of any other fund within the Trust that is available as an investment option under a particular Variable Contract. The other funds of the Trust are described in separate prospectuses. Exchanges are treated as a redemption of shares of one fund and a purchase of shares of one or more of the other funds, and are effected at the respective net asset values per share of each fund on the date of the exchange. The Trust reserves the right to modify or discontinue its exchange privilege at any time without notice.

    Variable Contract Owners do not deal directly with the Trust to purchase, redeem, or exchange shares of the Fund, and Variable Contract Owners should refer to the prospectus for the Variable Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the Variable Account.

                              REDEMPTION OF SHARES


    Shares of the Fund may be redeemed on any business day. Redemptions are effected at the per share net asset value next determined after receipt of the redemption request. Redemption proceeds normally will be paid within seven days following receipt of instructions in proper form. The right of redemption may be suspended by the Trust or the payment date postponed beyond seven days when the New York Stock Exchange is closed (other than customary weekend and holiday closing) or for any period during which trading thereon is restricted because an emergency exists, as determined by the Securities and Exchange Commission, making disposal of portfolio securities or valuation of net assets not reasonably practicable, and whenever the Securities and Exchange Commission has by order permitted such suspension or postponement for the protection of shareholders. If the Trustees should determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or part by a distribution in kind of securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the Securities and Exchange
Commission. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

    The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code ("Code"). Accordingly, provided the Fund so qualifies, it generally will not be subject to federal income taxes to the extent that it distributes on a timely basis its investment company taxable income and its net capital gains. Such income and capital gains distributions are automatically reinvested in additional shares of the Fund, unless the shareholder elects to receive cash.


    Distributions of any investment company taxable income (which includes among other items, dividends, interest, and any net realized short-term capital gains in excess of net realized long-term capital losses) are treated as ordinary income for tax purposes in the hands of the shareholder (Variable Account). Net capital gains (the excess of any net long-term capital gains over net short-term capital losses) will, to the extent distributed, be treated as long-term capital gains in the hands of the Variable Account regardless of the length of time the Variable Account may have held the shares. Income distributions of any net investment income of the Fund will be declared and paid annually, and capital gains distribution, if any, will be paid at least once annually.


    To comply with regulations under section 817(h) of the Code, the Fund is required to diversify its investments. Generally, the Fund will be required to diversify its investments so that on the last day of each quarter of a calendar year no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a given issuer generally are treated as one investment, but each U.S. Government agency and instrumentality is treated as a separate issuer.

    Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. or any agency or instrumentality of the U.S. is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

    Compliance with the diversification rules under Section 817(h) of the Code generally will limit the ability of the Fund to invest greater than 55% of its total assets in direct obligations of the U.S. Treasury (or any other issuer) or to invest primarily in securities issued by a single agency or instrumentality of the U.S. Government.

    The Treasury Department announced that it would issue future regulations or rulings addressing the circumstances in which a variable Contract Owner's control of the investments of the separate account may cause the Contract Owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the Contract Owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. It is not known what standard will be set forth in the regulations or rulings.

    In the event that rules or regulations are adopted, there can be no assurance that the Fund will be able to operate as currently described in the Prospectus, or that the Trust will not have to change the Fund's investment objective or investment policies. While the Fund's investment objective is fundamental and may be changed only by a vote of a majority of its outstanding shares, the Trustees have reserved the right to modify the investment policies of the Fund as necessary to prevent any such prospective rules and regulations from causing the contract owners to be considered the owners of the shares of the Fund underlying the Variable Account.

    Reference is made to the Prospectus for the Variable Account and Variable Contracts for information regarding the federal income tax treatment of distributions to the Variable Account. See "Taxation" in the Fund's Statement of Additional Information for more information on taxes.

                              GENERAL INFORMATION

ORGANIZATION OF THE FUND

    The Trust was organized under Massachusetts law in 1993 as a business trust. The Declaration of Trust provides that the Trustees are authorized to create an unlimited number of series. All shares have equal voting rights, except that only shares of the respective series are entitled to vote on matters concerning only that series. Each share of the Fund will be given one vote, unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment medium for variable insurance products. At the date of this Prospectus, there are four existing series of the Trust, one of which is the Fund.



    In accordance with current laws, it is anticipated that an insurance company issuing a variable contract that participates in the Trust will request voting instructions from Contract Owners and will vote shares or other voting interests in the separate account in proportion to the voting instructions received. The Affiliated Insurance Companies and the Variable Accounts are currently the only shareholders of the Trust, although other separate accounts of the Affiliated Insurance Companies, their affiliates, or other insurance companies may become shareholders in the future.


    The shares of the Fund, when issued, will be fully paid and non-assessable, have no preference, preemptive, or similar rights, and will be freely transferable. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders may, in accordance with the Declaration of Trust, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Meetings of the shareholders will be called upon written request of shareholders holding in the aggregate not less than 10% of the outstanding shares having voting rights. Except as set forth above and subject to the 1940 Act, the Trustees will continue to hold office and appoint successor Trustees.

    Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the
Declaration   of  Trust  disclaims  liability  of  the  shareholders,  Trustees, officers, employees or agents of the Trust in connection with the Trust's property or the affairs of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or its Trustees, officers, employees, or agents. The Declaration of Trust provides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable by reason of being or having been a shareholder of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, and thus should be considered remote.

REGISTRATION STATEMENT
    This Prospectus does not contain all the information included in the Registration Statement filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulation of the Securities and Exchange Commission. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

PROSPECTUS                                                        APRIL 30, 1996


                              NORTHSTAR/NWNL TRUST

                        NORTHSTAR INCOME AND GROWTH FUND

Two Pickwick Plaza                                                (203) 863-6200
Greenwich, Connecticut, 06830                                     (800) 595-7827

    Northstar Income and Growth Fund (the "Fund") is a diversified investment portfolio comprising a series of the Northstar/NWNL Trust (the "Trust"), an open-end, series, management investment company.


    Shares of the Fund are currently sold to segregated asset accounts of Northwestern National Life Insurance Company ("Northwestern National") and to variable annuity separate accounts of ReliaStar Bankers Security Life Insurance Company and Northern Life Insurance Company, affiliates of Northwestern National (the "Affiliated Insurance Companies") to serve as the investment medium for variable annuity and variable life insurance contracts (the "Variable Contracts") issued by the Affiliated Insurance Companies. The variable accounts of the Affiliated Insurance Companies ("Variable Accounts") invest in shares of the Fund in accordance with allocation instructions received from Variable Contract owners. Such allocation rights are described further in the accompanying Prospectus for the Variable Account.



    The Fund is a diversified portfolio with an investment objective of seeking current income balanced with the objective of achieving capital appreciation. The Fund will seek to achieve its objective through investments in common and preferred stocks, convertible securities, investment grade corporate debt securities and government securities, selected for their prospects of producing income and/or capital appreciation.


    Northstar Investment Management Corporation is the investment adviser for the Fund and its professional staff selects and supervises the investments in the Fund's portfolio. See "Management of the Fund."


    This Prospectus sets forth basic information about the Trust and the Fund that prospective investors should know before investing. It should be read and retained for future reference. A Statement of Additional Information, dated April 30, 1996, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available without charge upon request to the Trust at the address or telephone number set forth above.


    NO DEALER, SALESPERSON OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, IT IS UNLAWFUL TO MAKE SUCH AN OFFER. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT INFORMATION HEREIN IS CORRECT AT ANY TIME SUBSEQUENT TO ITS DATE.

    THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF THE VARIABLE ACCOUNT, WHICH ACCOMPANIES THIS PROSPECTUS. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


                                                                                  PAGE
                                                                                  ----
Financial Highlights............................................................    3
Investment Objective and Policies...............................................    3
Risk Factors....................................................................    4
Other Investment Strategies and Techniques......................................    4
Performance Information.........................................................    5
How Net Asset Value is Determined...............................................    6
Management of the Fund..........................................................    7
Purchase of Shares..............................................................    7
Redemption of Shares............................................................    8
Dividends, Distributions and Taxes..............................................    8
General Information.............................................................    9

                              FINANCIAL HIGHLIGHTS



    The financial highlights for the Fund set forth below present certain information and ratios as well as performance information about the Fund for a share outstanding throughout each year or portion thereof. This table should be read in conjunction with the audited financial statements of the Trust dated December 31, 1995 and accompanying notes, which are contained in the Trust's Annual Report to Shareholders for the fiscal year ended December 31, 1995 incorporated by reference in the Statement of Additional Information, a copy of which may be obtained without charge from the Trust. The financial highlights have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report thereon is also incorporated by reference in the Statement of Additional Information, and should be read in conjunction with the related audited financial statements and notes thereto. The Fund commenced operations in May, 1994.



                                                                                            PERIOD ENDED
                                                                                            DECEMBER 31
                                                                                      ------------------------
                                                                                         1995         1994
                                                                                      -----------  -----------
Net Asset Value, beginning of the period............................................   $    9.92    $   10.00
                                                                                      -----------  -----------
    Income from investment operations:
      Net investment income.........................................................        0.37         0.20
      Net gain (loss) on investments (both realized and unrealized).................        1.73        (0.01)
                                                                                      -----------  -----------
        Total from investment operations............................................        2.10         0.19
Less distributions:
    Dividends (from net investment income)..........................................       (0.37)       (0.20)
    Distribution (from realized gains)..............................................       (0.26)       (0.07)
                                                                                      -----------  -----------
      Total Distributions...........................................................       (0.63)       (0.27)
                                                                                      -----------  -----------
Net Asset Value, end of the period..................................................   $   11.39    $    9.92
                                                                                      -----------  -----------
                                                                                      -----------  -----------
Total Return........................................................................       21.39%        2.02%
Ratios/Supplemental Data:
Net Assets, end of period (in thousands)............................................   $   7,410    $   3,595
Ratio of expenses to average net assets.............................................        0.80%        1.00%*
Ratio of expense reimbursement to average net assets................................        0.94%        1.43%*
Ratio of net investment income to average net assets................................        3.63%        3.11%*
Portfolio Turnover Rate.............................................................          74%       45.42%


------------------------
*Annualized

                       INVESTMENT OBJECTIVE AND POLICIES


    The Fund's investment objective is to seek current income balanced with the objective of achieving capital appreciation. Under normal market conditions, the Fund will invest at least 65% of its total assets in income-producing securities. In seeking to achieve its objective, the Fund will invest in equity securities of domestic and foreign issuers that have prospects for dividend income and growth of capital, including common stocks, preferred stocks, and securities convertible into common stocks, and selected investment grade debt securities of domestic and foreign private and government issuers. These debt securities would include U.S. Government obligations, foreign and domestic corporate bonds, and bonds issued by foreign governments considered stable by the Adviser and supported through the authority to levy taxes by national state or provincial governments or similar political subdivisions. The proportion of holdings in common stocks, preferred stocks, other equity-related securities, and debt securities will vary in accordance with the level of return that can be achieved from these various types of securities. Under normal conditions, the Fund does not intend to invest more than 35% of its assets in convertible securities. Securities are also purchased on the basis of fundamental attraction regarding capital appreciation prospects. In this way, income is "balanced" with capital. The Fund invests in equity securities that are listed primarily on the New York Stock Exchange or American Stock Exchange or that are traded in the over-the-counter market. Equity and equity-related securities purchased by the Fund will typically be of large well-established companies, but may also include to a lesser extent small capitalization companies selected for their growth potential. Debt securities purchased by the Fund will only be securities rated investment grade (I.E., in the top four rating categories of Moodys or S&P) or deemed to be of equivalent quality by the Adviser at the time of purchase. Securities that are in the lowest investment grade debt category may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case with higher grade securities. In the event that an existing holding is downgraded to below investment grade, the Fund may nevertheless retain the security.

    The Fund may invest up to 20% of its net assets in the securities of foreign issuers, not more than 10% of which shall be in issuers whose securities are not listed on a U.S. securities exchange. The Fund normally will purchase American Depository Receipts for foreign securities which are actively traded in a United States market or on a U.S. securities exchange. While investment in foreign securities is intended to increase diversification, such investments involve risks in addition to the credit and market risks normally associated with domestic securities. See "Risk Factors - Foreign Investments."


    The Trustees of the Trust reserve the right to change any of the investment policies, strategies or practices of the Fund, as described in this Prospectus and the Statement of Additional Information, without shareholder approval, except in those instances where shareholder approval is expressly required. The investment objective of the Fund is a fundamental policy which may not be changed without the approval of holders of a majority of the outstanding shares of the Fund. There can, of course, be no assurance that the Fund will achieve its investment objective since all investments are inherently subject to market risks.

                                  RISK FACTORS


    FOREIGN INVESTMENTS. The Fund may invest in securities of foreign issuers. Securities of some foreign companies and governments may be traded in the U.S., but many foreign securities are traded primarily in foreign markets. In addition to generally higher transaction costs associated with foreign investing, risks of foreign investing include:



    CURRENCY RISKS. The Fund must buy the local currency when it buys a foreign security, and it sells local currency when it sells the security. The value of a foreign security held by the Fund will be affected by the value of the local currency relative to the U.S. dollar, causing the Fund to lose money at times, despite an increase in the value of the security.



    POLITICAL AND ECONOMIC RISKS. Political and economic risks may exist, particularly in underdeveloped and developing countries which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.



    REGULATORY RISKS. There is generally less government supervision of foreign markets, and issuers are not subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers. There also may be less publicly available information about foreign issuers.



                   OTHER INVESTMENT STRATEGIES AND TECHNIQUES



    Each of the following strategies and techniques may be utilized by the Fund. The Fund may, but does not currently intend to, engage in certain additional investment techniques not described in this Prospectus. These techniques and additional information on the securities and techniques described in the Prospectus are contained in the Statement of Additional Information.



    REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements, either for temporary defensive purposes or to generate income from its cash balances. Under a repurchase agreement, the Fund buys a security from a bank or dealer, which is obligated to buy it back at a fixed price and time. The security is held in a separate account at the Fund's custodian and constitutes the Fund's collateral for the bank's or dealer's repurchase obligation. Additional collateral may be added so that the obligation will at all times be fully collateralized. However, if the bank or dealer defaults or enters into bankruptcy, the Fund may experience costs and delays in liquidating the collateral, and may experience a loss if it is unable to demonstrate its right to the collateral in a bankruptcy proceeding. Repurchase agreements maturing more than seven days in the future are considered illiquid, and a Fund will invest no more than 5% of its net assets in such repurchase agreements at any time, and under normal market conditions, will limit its investments in repurchase agreements to 15% of its net assets.



    WHEN-ISSUED SECURITIES. The Fund may acquire securities on a "when-issued" basis by contracting to purchase securities for a fixed price on a date beyond the customary settlement time with no interest accruing until settlement. If made through a dealer, the contract is dependent on the dealer completing the sale. The dealer's failure could deprive the Fund of an advantageous yield or price. These contracts may be considered securities and involve risk to the extent that the value of the underlying security changes prior to settlement. The Fund may realize short-term profits or losses if the contracts are sold. Transactions in when-issued securities may be limited by certain Internal Revenue Code requirements.

    ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities or private placements. An illiquid security is a security that cannot be sold quickly in the normal course of business. Some securities cannot be sold to the U.S. public because of their terms or because of SEC regulations. The Adviser may determine that securities that cannot be sold to the U.S. public, but that can be sold to institutional investors ("Rule 144A" securities) or on foreign markets, are liquid, following guidelines established by the Trustees of the Fund.



    TRADING AND PORTFOLIO TURNOVER. The Fund generally intends to purchase securities for long-term investment. However, the Fund may purchase a security in anticipation of relatively short-term price gains and short-term transactions may result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. Portfolio turnover rates are usually not a factor in making buy and sell decisions. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in yield or price. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Short term trading may also be restricted by certain tax rules.



    MORTGAGE-BACKED SECURITIES. The Fund may invest in mortgage-backed securities which are securities that directly or indirectly represent an ownership participation in, or are secured by and payable from, mortgage loans on real property. Such securities include mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Mortgage pass-through securities differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments, including any repayments made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. The underlying mortgages may be prepaid at any time and such payments are passed through to the certificate holder as a prepayment of principal. As a result, if the Fund purchases such a mortgage-backed security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Fund purchases a mortgage-backed security at a discount, faster than expected prepayments will increase, while slower than expected prepayment will reduce, yield to maturity.



    Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment. Accelerated prepayments on mortgage-backed securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full.



    TEMPORARY INVESTMENTS. In periods of unusual market conditions, for temporary and defensive purposes, when the Adviser considers it appropriate, the Fund may invest part or all of its assets in cash, U.S. government securities, commercial paper, bankers' acceptances, repurchase agreements and certificates of deposit.



    INVESTMENT RESTRICTIONS. The Fund has adopted a number of investment restrictions, as set forth in the Statement of Additional Information, some of which are fundamental, and, therefore, may not be changed without shareholder approval.


                            PERFORMANCE INFORMATION


    The Fund may, from time to time, include its yield and total return in advertisements or reports to shareholders or prospective investors. Performance information for the Fund will not be advertised or included in sales literature unless accompanied by comparable performance information for a separate account to which the Fund offers its shares. Both yield and total return figures are computed in accordance with formulas specified by the SEC and are based on historical earnings and are not intended to indicate future performance. The yield for the Fund will be computed by dividing (a) net investment income over a 30-day period by (b) an average value of invested assets

(using the average number of shares entitled to receive dividends at the end of the period), all in accordance with applicable regulatory requirements. Such amounts will be compounded for six months and then annualized for a twelve-month period to derive the yield of the Fund.


    Standardized quotations of average annual total return for the Fund's shares will be expressed in terms of the average annual compounded rate of return of a hypothetical investment over a period of 1, 5 and 10 years (or up to the life of the Fund). Standardized total return quotations reflect the deduction of a proportional share of expenses (on an annual basis) of the Fund, and assume that all dividends and distributions are reinvested when paid. The Fund also may quote supplementally a rate of total return over different periods of time or by non-standardized means. In addition, the Fund may from time to time publish materials citing historical volatility for shares of the Fund. Volatility is the standard deviation of day to day logarithmic price changes expressed as an annualized percentage.


    Performance information for the Fund may be compared, in reports and promotional literature, to a combination of: (i) the Standard & Poor's 500 Composite Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), and the Lipper Intermediate Investment Grade Bond Index, or other unmanaged indices so that contract owners may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objective, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds by overall performance or other criteria; (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund; and (iv) well known monitoring sources of bank certificates of deposit performance rates such as Salomon Brothers, FEDERAL RESERVE BULLETIN, AMERICAN BANKER, Tower Data and THE WALL STREET JOURNAL. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.



    Quotations of yield or total return for the Fund will not take into account charges or deductions against any separate account to which the Fund's shares are sold or charges and deductions against the Variable Contracts issued by the Affiliated Insurance Companies. The Fund's yield and total return should not be compared with mutual funds that sell their shares directly to the public since the figures provided do not reflect charges against the Variable Account or the Variable Contracts. Performance information for the Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objective and policies, characteristics and qualities of the portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine total return for the Fund, see the Statement of Additional Information.


                       HOW NET ASSET VALUE IS DETERMINED

    The net asset value per share of the Fund is determined at the close of the general trading session (currently 4:00 p.m.) of the New York Stock Exchange (the "Exchange") on each business day the Exchange is open. The net asset value of the Fund is computed by dividing the value of the Fund's securities, plus any cash and other assets (including dividends and interest accrued but not collected) less all liabilities (including accrued expenses) by the number of shares of the Fund outstanding.

    Fixed income securities are valued by using independent pricing services, market quotations, prices provided by market makers, or estimates of market values obtained from yield data related to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Trustees. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost unless it is determined by the Trustees that amortized cost does not reflect the fair value of such obligations. Other assets are valued at fair value as determined in good faith by the Trustees.

    Generally, trading in foreign securities, as well as trading in corporate bonds, U.S. government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the general trading session of the Exchange. The values of such securities used in computing the net asset value of the Fund are determined as of such times. Occasionally, events affecting the value of such securities may occur between such times and such closing which will not be reflected in the computation of a Fund's net asset value. If events occur which materially affect the value of such securities, the securities will be valued at fair market value as determined in good faith by the Trustees.

                             MANAGEMENT OF THE FUND


    THE TRUSTEES. The Trustees of the Trust oversee the operations of the Trust and the Fund and perform the various duties imposed on trustees by the laws of the Commonwealth of Massachusetts and the Investment Company Act of 1940 (the "1940 Act"). The Trustees meet quarterly to review the Fund's investment policies, performance, expenses and other business affairs and elect the officers of the Trust annually. The Trustees delegate day to day management of the Fund to the officers of the Trust.



    THE ADVISER AND AFFILIATED SERVICE PROVIDERS. Pursuant to an Investment Advisory Agreement with the Trust, Northstar Investment Management Corporation acts as the investment adviser to the Fund. In this capacity, the Adviser, subject to the authority of the Trustees, is responsible for furnishing continuous investment supervision to the Fund and is responsible for the management of the Fund's portfolios. Northstar Administrators Corporation, an affiliate of the Adviser, furnishes certain administrative, compliance and accounting services to the Fund. Employees of the Adviser and Administrator serve as officers of the Fund, and the Adviser provides office space for the Fund and pays the salaries of all Fund officers and Trustees who are affiliated with the Adviser.



    The Adviser and its affiliates are indirect, majority owned subsidiaries of ReliaStar Financial Corp. ("ReliaStar"). ReliaStar's address is 20 Washington Avenue South, Minneapolis, MN 55401. Combined minority interests held by members of senior management currently equal 20%. ReliaStar is a publicly traded holding company whose subsidiaries specialize in the life and health insurance businesses. Through the Affiliated Insurance Companies and other subsidiaries, ReliaStar issues and distributes individual life insurance, annuities and mutual funds, group life and health insurance and life and health reinsurance, and provides related investment management services.



    The Adviser's fee is accrued daily against the value of the Fund's net assets and is payable by the Fund monthly at an annual rate of 0.75% on the first $250 million of the Fund's average daily net assets scaled down to 0.55% for assets over $1 billion. The investment advisory fees paid by the Fund is higher than the fees paid by most mutual funds. The Administrator's fee is accrued daily against the value of the Fund's net assets and is payable monthly at an annual rate of .10% of the Fund's average daily net assets.



    The Adviser places all orders for the purchase and sale of portfolio securities. In selecting brokers, the Adviser may consider research and brokerage services furnished to it. The Adviser also advises other accounts that may purchase and hold securities in which the Fund may invest and certain persons affiliated with the Adviser may purchase and hold, directly or indirectly, securities in which the Fund or other accounts invest, subject to internal guidelines regarding conflicts of interest.



    INVESTMENT PERSONNEL OF ADVISER. Ernest Mysogland has served as a manager of the Northstar Income and Growth Fund since inception of the Fund's operations in May 1994. Until February of 1996, Mr. Mysogland also served as portfolio manager of the Northstar Growth Fund, a separate series of the Trust, and has served as portfolio manager of the Northstar Advantage Income and Growth Fund, a separate investment company managed by the Adviser, since its inception in November 1993. Mr. Mysogland is a Vice President of the Funds and Executive Vice President and Chief Investment Officer - Equities of the Adviser. Prior to employment by the Adviser, Mr. Mysogland served as Senior Vice President and Chief Investment Officer - Equities for National Securities and Research Corporation ("National"), and was portfolio manager for National Income and Growth Fund, National Total Return Fund, and National Worldwide Opportunities Fund. Prior to National, Mr. Mysogland served as an investment manager for Reinoso Asset Management, Gintel Equity Management, L.F. Rothschild Asset Management, Wertheim Asset Management and Kemper Financial Services.



    THE CUSTODIAN AND ACCOUNTING SERVICES AGENT. The Fund's custodian and accounting services agent is State Street Bank and Trust Company, a trust company organized under the laws of Massachusetts and located at 225 Franklin Street, Boston, Massachusetts 02110.


                               PURCHASE OF SHARES


    As of the date of the Prospectus, shares of the Fund are offered only for purchase by the Variable Accounts to serve as an investment medium for the Variable Contracts issued by the Affiliated Insurance Companies. Shares of the Fund may be offered in the future to other separate accounts established by the Affiliated Insurance Companies or sold to separate accounts of other affiliated or unaffiliated insurance companies.


    Shares of the Fund are sold at the net asset value (without a sales charge) next computed after receipt of a purchase order. The Trust reserves the right to discontinue offering shares of the Fund at any time. In the event that the Fund ceases offering its shares, any investments allocated by an insurance company investing in the Trust to the Fund will, subject to any necessary regulatory approvals, be invested in another fund within the Trust deemed appropriate by the Trustees.

    Shares of the Fund may be exchanged for shares of any other fund within the Trust that is available as an investment option under a particular Variable Contract. The other funds of the Trust are described in separate prospectuses. Exchanges are treated as a redemption of shares of one fund and a purchase of shares of one or more of the other funds, and are effected at the respective net asset values per share of each fund on the date of the exchange. The Trust reserves the right to modify or discontinue its exchange privilege at any time without notice.

    Variable Contract Owners do not deal directly with the Trust to purchase, redeem, or exchange shares of the Fund, and Variable Contract Owners should refer to the prospectus for the Variable Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the Variable Account.

                              REDEMPTION OF SHARES


    Shares of the Fund may be redeemed on any business day. Redemptions are effected at the per share net asset value next determined after receipt of the redemption request. Redemption proceeds normally will be paid within seven days following receipt of instructions in proper form. The right of redemption may be suspended by the Trust or the payment date postponed beyond seven days when the New York Stock Exchange is closed (other than customary weekend and holiday closing) or for any period during which trading thereon is restricted because an emergency exists, as determined by the Securities and Exchange Commission, making disposal of portfolio securities or valuation of net assets not reasonably practicable, and whenever the Securities and Exchange Commission has by order permitted such suspension or postponement for the protection of shareholders. If the Trustees should determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or part by a distribution in kind of securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the Securities and Exchange
Commission. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

    The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code ("Code"). Accordingly, provided the Fund so qualifies, it generally will not be subject to federal income taxes to the extent that it distributes on a timely basis its investment company taxable income and its net capital gains. Such income and capital gains distributions are automatically reinvested in additional shares of the Fund, unless the shareholder elects to receive cash.


    Distributions of any investment company taxable income (which includes among other items, dividends, interest, and any net realized short-term capital gains in excess of net realized long-term capital losses) are treated as ordinary income for tax purposes in the hands of the shareholder (Variable Account). Net capital gains (the excess of any net long-term capital gains over net short-term capital losses) will, to the extent distributed and classified by the Fund as capital gain distributions, be treated as long-term capital gains in the hands of the Variable Account regardless of the length of time the Variable Account may have held the shares. Income distributions of any net investment income of the Fund will be declared and paid quarterly. Capital gains distributions, if any, will be paid at least once annually.


    To comply with regulations under section 817(h) of the Code, the Fund is required to diversify its investments. Generally, the Fund will be required to diversify its investments so that on the last day of each quarter of a calendar year no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a given issuer generally are treated as one investment, but each U.S. Government agency and instrumentality is treated as a separate issuer.

    Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. or any agency or instrumentality of the U.S. is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

    Compliance with the diversification rules under Section 817(h) of the Code generally will limit the ability of the Fund to invest greater than 55% of its total assets in direct obligations of the U.S. Treasury (or any other issuer) or to invest primarily in securities issued by a single agency or instrumentality of the U.S. Government.

    The Treasury Department announced that it would issue future regulations or rulings addressing the circumstances in which a variable Contract Owner's control of the investments of the separate account may cause the Contract Owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the Contract Owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. It is not known what standard will be set forth in the regulations or rulings.

    In the event that rules or regulations are adopted, there can be no assurance that the Fund will be able to operate as currently described in the Prospectus, or that the Trust will not have to change the Fund's investment objective or investment policies. While the Fund's investment objective is fundamental and may be changed only by a vote of a majority of its outstanding shares, the Trustees have reserved the right to modify the investment policies of the Fund as necessary to prevent any such prospective rules and regulations from causing the contract owners to be considered the owners of the shares of the Fund underlying the Variable Account.

    Reference is made to the Prospectus for the Variable Account and Variable Contracts for information regarding the federal income tax treatment of distributions to the Variable Account. See "Federal Income Tax Status" in the Fund's Statement of Additional Information for more information on taxes.

                              GENERAL INFORMATION

ORGANIZATION OF THE FUND

    The Trust was organized under Massachusetts law in 1993 as a business trust. The Declaration of Trust provides that the Trustees are authorized to create an unlimited number of series. All shares have equal voting rights, except that only shares of the respective series are entitled to vote on matters concerning only that series. Each share of the Fund will be given one vote, unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment medium for variable insurance products. At the date of this Prospectus, there are four existing series of the Trust, one of which is the Fund.



    In accordance with current laws, it is anticipated that an insurance company issuing a variable contract that participates in the Trust will request voting instructions from Contract Owners and will vote shares or other voting interests in the separate account in proportion to the voting instructions received. The Affiliated Insurance Companies and the Variable Accounts are currently the only shareholders of the Trust, although other separate accounts of the Affiliated Insurance Companies, their affiliates or other insurance companies may become shareholders in the future.


    The shares of the Fund, when issued, will be fully paid and non-assessable, have no preference, preemptive, or similar rights, and will be freely transferable. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders may, in accordance with the Declaration of Trust, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Meetings of the shareholders will be called upon written request of shareholders holding in the aggregate not less than 10% of the outstanding shares having voting rights. Except as set forth above and subject to the 1940 Act, the Trustees will continue to hold office and appoint successor Trustees.

    Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees, officers, employees or agents of the Trust in connection with the Trust's property or the affairs of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or its Trustees, officers, employees, or agents. The Declaration of Trust provides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable by reason of being or having been a shareholder of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, and thus should be considered remote.

REGISTRATION STATEMENT
    This Prospectus does not contain all the information included in the Registration Statement filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulation of the Securities and Exchange Commission. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

PROSPECTUS                                                        APRIL 30, 1996


                              NORTHSTAR/NWNL TRUST

                        NORTHSTAR MULTI-SECTOR BOND FUND

Two Pickwick Plaza                                                (203) 863-6200
Greenwich, Connecticut, 06830                                     (800) 595-7827

    Northstar Multi-Sector Bond Fund (the "Fund") is a diversified investment portfolio comprising a series of the Northstar/NWNL Trust (the "Trust"), an open-end, series, management investment company.


    Shares of the Fund are currently sold to segregated asset accounts of Northwestern National Life Insurance Company ("Northwestern National") and to variable annuity separate accounts of Northern Life Insurance Company, an affiliate of Northwestern National (the "Affiliated Insurance Companies") to serve as the investment medium for variable annuity and/or variable life insurance contracts (the "Variable Contracts") issued by the Affiliated Insurance Companies. The variable accounts of the Affiliated Insurance Companies ("Variable Accounts") invest in shares of the Fund in accordance with allocation instructions received from Variable Contract Owners. Such allocation rights are described further in the accompanying Prospectus for the Variable Account.



    The Fund  is  a  diversified  portfolio  with  an  investment  objective  of maximizing current income. The Fund will seek to achieve its objective by investment in the following sectors of the fixed income securities markets: (a) securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities; (b) investment grade corporate debt securities; (c) investment grade or comparable quality debt securities issued by foreign corporate issuers, and securities issued by foreign governments and their political subdivisions, limited to 35% of assets determined at the time of investment; and (d) high yield-high risk U.S. corporate fixed income securities of U.S. and foreign issuers, limited to 50% of assets determined at the time of investment. See "Risk Factors."



    THE FUND MAY INVEST UP TO 50% OF ITS ASSETS IN LOWER RATED BONDS, COMMONLY KNOWN AS "JUNK BONDS." THESE SECURITIES MAY INVOLVE HIGH RISK AND ARE CONSIDERED TO BE SPECULATIVE WITH REGARD TO PAYMENT OF INTEREST AND RETURN OF PRINCIPAL. INVESTMENT IN THE FUND MAY NOT BE APPROPRIATE FOR ALL INVESTORS. CONTRACT OWNERS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THIS FUND. SEE "RISK FACTORS - HIGH YIELD SECURITIES."


    Northstar Investment Management Corporation is the investment adviser for the Fund and its professional staff selects and supervises the investments in the Fund's portfolio. See "Management of the Fund."


    This Prospectus sets forth basic information about the Trust and the Fund that prospective investors should know before investing. It should be read and retained for future reference. A Statement of Additional Information, dated April 30, 1996 has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available without charge upon request to the Trust at the address or telephone number set forth above.


    NO DEALER, SALESPERSON OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, IT IS UNLAWFUL TO MAKE SUCH AN OFFER. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT INFORMATION HEREIN IS CORRECT AT ANY TIME SUBSEQUENT TO ITS DATE.

    THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF THE VARIABLE ACCOUNT, WHICH ACCOMPANIES THIS PROSPECTUS. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

N200.101

                               TABLE OF CONTENTS


                                                                                  PAGE
                                                                                  ----
Financial Highlights............................................................    3
Investment Objective and Policies...............................................    3
Risk Factors....................................................................    5
Other Investment Strategies and Techniques......................................    6
Performance Information.........................................................    7
How Net Asset Value is Determined...............................................    8
Management of the Fund..........................................................    8
Purchase of Shares..............................................................    9
Redemption of Shares............................................................    9
Dividends, Distributions and Taxes..............................................   10
General Information.............................................................   11
Appendix........................................................................  A-1

                              FINANCIAL HIGHLIGHTS



    The financial highlights for the Fund set forth below present certain information and ratios as well as performance information about the Fund for a share outstanding throughout each year or portion thereof. This table should be read in conjunction with the audited financial statements of the Trust dated December 31, 1995 and accompanying notes, which are contained in the Trust's Annual Report to Shareholders for the fiscal year ended December 31, 1995, incorporated by reference in the Statement of Additional Information, a copy of which may be obtained without charge from the Trust. The financial highlights have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report thereon is also incorporated by reference in the Statement of Additional Information and should be read in conjunction with the related audited financial statements and notes thereto. The Fund commenced operations in May, 1994.



                                                                                                          PERIOD ENDED
                                                                                                          DECEMBER 31
                                                                                                      --------------------
                                                                                                        1995       1994
                                                                                                      ---------  ---------
Net Asset Value, beginning of the period............................................................  $    4.85  $    5.00
                                                                                                      ---------  ---------
    Income from investment operations:
      Net Investment income.........................................................................       0.42       0.23
      Net gain (loss) on investments (both realized and unrealized).................................       0.29      (0.15)
                                                                                                      ---------  ---------
        Total from investment operations............................................................       0.71       0.08
Less distributions:
    Dividends (from net investment income)..........................................................      (0.42)     (0.23)
    Distributions (from realized gains).............................................................     --         --
                                                                                                      ---------  ---------
      Total Distributions...........................................................................      (0.42)     (0.23)
                                                                                                      ---------  ---------
Net Asset Value, end of the period..................................................................  $    5.14  $    4.85
                                                                                                      ---------  ---------
                                                                                                      ---------  ---------
Total Return........................................................................................      14.97%      1.41%
Ratios/Supplemental Data:
Net Assets, end of period (in thousands)............................................................  $   3,766  $   2,716
Ratio of expenses to average net assets.............................................................       0.80%      1.00%*
Ratio of expense reimbursement to average net assets................................................       1.26%      1.41%*
Ratio of net investment income to average net assets................................................       8.52%      7.03%*
Portfolio Turnover Rate.............................................................................         83%        29%


------------------------
*Annualized


                       INVESTMENT OBJECTIVE AND POLICIES



    The Fund's investment objective is to maximize current income consistent with the preservation of capital. The Fund will seek to achieve its objective by investing in four sectors of the fixed income securities markets: (a) securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities ("U.S. Government Bonds"); (b)
corporate debt  securities  rated  investment  grade at  the  time  of  purchase
("Investment Grade Bonds"); (c) investment grade or comparable quality debt securities issued by foreign corporate issuers and foreign governments and their political subdivisions ("Foreign Bonds"); and (d) high yield-high risk fixed income securities of U.S. and foreign issuers ("High Yield Bonds"). See the Appendix for a description of bond ratings. Under normal circumstances, at least 65% of the Fund's total assets will be invested in these four sectors. Securities that are in the lowest investment grade debt category may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities. See "High Yield Bonds." The Fund's assets generally will be invested in each market sector but the Fund may invest any amount of its assets in any one sector (except for High Yield Bonds, in which sector the Fund will not invest more than 50% of its assets determined at the time of investment, and no more than 35% of the Fund's assets will be invested in Foreign Bonds, including foreign High Yield Bonds), and the Fund may choose not to invest in a sector in order to achieve its investment objective. The Adviser believes that this strategy may achieve a more stable net asset value since diversification over several market sectors tends to reduce volatility; however, there can be no assurance that certain economic and other factors will not cause fluctuations in the value of the securities held by the Fund, resulting in fluctuations of the Fund's net asset value.

    The following is a description of the four sectors in which the Fund invests:



    U.S. GOVERNMENT BONDS. The U.S. Government Bonds in which the Fund may invest are (1) U.S. Treasury obligations such as bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance; and (2) obligations issued or guaranteed by U.S. Government agencies, authorities and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Government, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury (which line of credit is equal to the face value of the government obligation), (c) discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality, or (d) the creditworthiness of the instrumentality. The Fund may invest in U.S. Government Bonds denominated in foreign currencies and may invest in pass-through securities that are derived from mortgages. See "Mortgage-Backed Securities" below.



    WITH RESPECT TO OBLIGATIONS ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES, AUTHORITIES AND INSTRUMENTALITIES, GUARANTEES AS TO THE TIMELY PAYMENT OF PRINCIPAL AND INTEREST DO NOT EXTEND TO THE MARKET VALUE OF THE FUND'S SHARES. THE MARKET VALUE OF U.S. GOVERNMENT BONDS FLUCTUATES AS INTEREST RATES CHANGE.



    INVESTMENT GRADE BONDS. The Fund may invest in all types of long- and short-term debt obligations of U.S. issuers denominated in U.S. dollars and in foreign currencies. Investment Grade Bonds will be rated in the top four rating categories of Moody's or S&P, or deemed to be of comparable quality by the Adviser if the securities are unrated. Securities rated Baa or BBB (the lowest investment grade category) are medium grade investment obligations that may have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments, in the case of such obligations. For a more complete description of ratings, see the Appendix.



    FOREIGN BONDS. The Foreign Bonds in which the Fund may invest are issued by foreign private issuers and foreign governments. Foreign governments will be limited to those considered stable by the Adviser, and the Fund will only invest in obligations supported through the authority to levy taxes by national, state or provincial governments or similar political subdivisions. For risk considerations involved, see "Risk Factors - Foreign Investments." Normally, foreign corporate issues in which the Fund will invest will be rated investment grade or deemed to be of equivalent quality; however, the Fund may also invest in high yield-high risk securities of foreign private issuers. See "High Yield Bonds" below and "Risk Factors - High Yield Securities." Normally the Fund expects to invest its assets in U.S. dollar denominated securities; however, the Fund may invest up to 35% of assets in non-U.S. dollar denominated securities. The Fund may hold foreign currency for hedging purposes to compensate for declines in the U.S. dollar value of foreign currency securities held by the Fund and against increases in the U.S. dollar value of foreign currency bonds which the Fund might purchase. The Fund is limited to investing no more than 35% of its assets in Foreign Bonds, including foreign High Yield Bonds, determined at the time of investment.



    HIGH YIELD BONDS. The High Yield Bonds in which the Fund may invest are debt obligations of domestic issuers, including High Yield Bonds of domestic issuers denominated in foreign currencies, and High Yield Bonds of foreign issuers. The High Yield Bonds that the Fund may purchase are in the lower rating categories (I.E., BB through CCC by S&P and Ba through Caa by Moody's), or may be unrated securities. These lower-rated and comparable unrated securities, while selected for their relatively high yield, may be subject to greater fluctuations in market value and greater risks of loss of income and principal than higher-rated securities. High yields often reflect the greater risks associated with the securities that offer such yields. Because of these greater risks, High Yield Bonds often carry lower ratings. Economic conditions can sometimes narrow the spreads between yields on lower-rated (or comparable) securities and higher-rated securities. If these spreads narrow to such a degree that the Adviser believes that the yields available on lower-rated or comparable unrated securities do not justify the higher risks associated with those securities, the Fund will invest in higher-rated or comparable unrated securities. The Fund may also invest in High Yield pass-through securities. Investments in High Yield pass-through securities are subject to prepayment and reinvestment risks similar to those associated with Mortgage-Backed Securities described below.



    The Adviser evaluates the purchase of High Yield Bonds for the Fund primarily through the exercise of its own investment and credit analysis and on the ratings assigned by Moody's and S&P. The Fund will not invest in High Yield Bonds rated lower than CCC/Caa.



    As a fundamental policy, the Fund's investments in High Yield Bonds will be limited to not more than 50% of its assets, determined at the time of investment. Any subsequent change in the percentage due to changes in the market value of portfolio securities or other changes in the total assets will not be considered a violation of this restriction. See "Risk Factors - High Yield Securities" below.

    The Fund may invest in debt securities of any maturity that pay fixed, floating or adjustable interest rates. The Fund also may invest in discount obligations, including zero-coupon securities, which do not pay interest but, rather, are issued at a significant discount to their maturity values, or securities that pay interest, at the issuer's option, in additional securities instead of cash (pay-in-kind securities). The values of debt securities generally fluctuate inversely with changes in interest rates. This is less likely to be true for adjustable or floating rate securities, since interest rate changes are more likely to be reflected in changes in the rates paid on the securities. However, reductions in interest rates also may translate into lower distributions paid by the Fund. Additionally, because zero-coupon and pay-in-kind securities do not pay interest but the Fund nevertheless must accrue and distribute the income deemed to be earned on a current basis, the Fund may have to sell other investments to raise the cash needed to make income distributions. To a lesser extent the Fund may invest in equity or equity-related securities, including common stock, preferred stock, convertible securities and rights and warrants attached to debt instruments. Typically the Fund would purchase a high yield security that is convertible or exchangeable for equity securities, or which carries the right in the form of a warrant or as part of a unit with the security to acquire equity securities. The Fund would ordinarily purchase these securities for their yield characteristics or capital appreciation potential.



    The Trustees of the Trust reserve the right to change any of the investment policies, strategies or practices of the Fund, as described in this Prospectus and the Statement of Additional Information, without shareholder approval, except in those instances where shareholder approval is expressly required. The investment objective of the Fund is a fundamental policy which may not be changed without the approval of holders of a majority of the outstanding shares of the Fund. There can, of course, be no assurance that the Fund will achieve its investment objective since all investments are inherently subject to market risks.



                                  RISK FACTORS



    HIGH YIELD SECURITIES. The Multi-Sector Fund may invest in higher yielding securities that carry lower investment grade ratings. These high yield - high risk securities are rated below investment grade by the primary rating agencies (Moody's and S&P). See the Appendix for a description of bond rating categories. The value of lower rated securities generally is more dependent on the ability of the company to meet interest and principal payments than is the case for higher rated securities. Conversely, the value of higher rated securities may be more sensitive to interest rate movements than lower rated securities. Companies issuing high yield securities may not be as strong financially as those issuing bonds with higher credit ratings. Investments in such companies are considered to be more speculative than higher quality investments. In addition, the market for lower rated securities is generally less liquid than the market for higher rated securities, and adverse publicity and investor perceptions may also have a greater negative impact on the market for these securities.



    Companies issuing high yield bonds are more vulnerable to real or perceived economic changes (such as rising interest rates), political changes or adverse developments specific to the company. Adverse economic, political or other developments may impair the company's ability to service principal and interest obligations, to meet projected business goals and to obtain additional financing, particularly if the company is highly leveraged. In the event of a default, the Fund would experience a reduction of its income and could expect a decline in the market value of the defaulted securities.



    Weighted average composition of the Fund's portfolio at the end of the 1995 fiscal year was:



Investment Grade..................................          13.6
BB................................................          23.9
B.................................................          20.8
CCC...............................................       --
CC................................................       --
C.................................................       --
D.................................................       --
Nonrated..........................................           2.2
U.S. Governments, equities and other..............          39.5
                                                             ---
TOTAL.............................................         % 100
                                                             ---
                                                             ---



This table does not reflect the current or future composition of the Fund's portfolios.

    FOREIGN INVESTMENTS. The Fund may invest in securities of foreign issuers. Securities of some foreign companies and governments may be traded in the U.S., but many foreign securities are traded primarily in foreign markets. In addition to generally higher transaction costs associated with foreign investing, risks of foreign investing include:



    CURRENCY RISKS. The Fund must buy the local currency when it buys a foreign security, and it sells local currency when it sells the security. The value of a foreign security held by the Fund will be affected by the value of the local currency relative to the U.S. dollar, causing the Fund to lose money at times, despite an increase in the value of the security.



    POLITICAL AND ECONOMIC RISKS. Political and economic risks may exist, particularly in underdeveloped and developing countries which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.



    REGULATORY RISKS. There is generally less government supervision of foreign markets, and issuers are not subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers. There also may be less publicly available information about foreign issuers.



                   OTHER INVESTMENT STRATEGIES AND TECHNIQUES



    Each of the following strategies and techniques may be utilized by the Fund. The Fund may, but does not currently intend to, engage in certain additional investment techniques not described in this Prospectus. These techniques and additional information on the securities and techniques described in the Prospectus are contained in the Statement of Additional Information.



    REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements, either for temporary defensive purposes or to generate income from its cash balances. Under a repurchase agreement, the Fund buys a security from a bank or dealer, which is obligated to buy it back at a fixed price and time. The security is held in a separate account at the Fund's custodian and constitutes the Fund's collateral for the bank's or dealer's repurchase obligation. Additional collateral may be added so that the obligation will at all times be fully collateralized. However, if the bank or dealer defaults or enters into bankruptcy, the Fund may experience costs and delays in liquidating the collateral, and may experience a loss if it is unable to demonstrate its right to the collateral in a bankruptcy proceeding. Repurchase agreements maturing more than seven days in the future are considered illiquid, and the Fund will invest no more than 5% of its net assets in such repurchase agreements at any time. Under normal market conditions, the Fund will limit its investments in repurchase agreements to 15% of its net assets.



    WHEN-ISSUED SECURITIES. The Fund may acquire securities on a "when-issued" basis by contracting to purchase securities for a fixed price on a date beyond the customary settlement time with no interest accruing until settlement. If made through a dealer, the contract is dependent on the dealer completing the sale. The dealer's failure could deprive the Fund of an advantageous yield or price. These contracts may be considered securities and involve risk to the extent that the value of the underlying security changes prior to settlement. The Fund may realize short-term profits or losses if the contracts are sold. Transactions in when-issued securities may be limited by certain Internal Revenue Code requirements.



    ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities or private placements. An illiquid security is a security that cannot be sold quickly in the normal course of business. Some securities cannot be sold to the U.S. public because of their terms or because of SEC regulations. The Adviser may determine that securities that cannot be sold to the U.S. public, but that can be sold to institutional investors ("Rule 144A" securities) or on foreign markets, are liquid, following guidelines established by the Trustees of the Fund.



    TRADING AND PORTFOLIO TURNOVER. The Fund generally intends to purchase securities for long-term investment. However, the Fund may purchase a security in anticipation of relatively short-term price gains and short-term transactions may result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. Portfolio turnover rates are usually not a factor in making buy and sell decisions. The Fund may also sell one security and simultaneously purchase the same or comparable security to take advantage of short-term differentials in yield or price. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Short term trading may also be restricted by certain tax rules.

    MORTGAGE-BACKED SECURITIES. The Fund may invest in mortgage-backed securities which are securities that directly or indirectly represent an ownership participation in, or are secured by and payable from, mortgage loans on real property. Such securities include mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Mortgage pass-through securities differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments, including any repayments made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. The underlying mortgages may be prepaid at any time and such payments are passed through to the certificate holder as a prepayment of principal. As a result, if the Fund purchases such a mortgage-backed security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Fund purchases a mortgage-backed security at a discount, faster than expected prepayments will increase, while slower than expected prepayment will reduce, yield to maturity.



    Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment. Accelerated prepayments on mortgage-backed securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full.



    TEMPORARY INVESTMENTS. In periods of unusual market conditions, for temporary and defensive purposes, when the Adviser considers it appropriate, a Fund may invest part or all of its assets in cash, U.S. government securities, commercial paper, bankers' acceptances, repurchase agreements and certificates of deposit.



    INVESTMENT RESTRICTIONS. The Fund has adopted a number of investment restrictions, as set forth in the Statement of Additional Information, some of which are fundamental, and therefore, may not be changed without shareholder approval.



                            PERFORMANCE INFORMATION



    The Fund may, from time to time, include its yield and total return in advertisements or reports to shareholders or prospective investors. Performance information for the Fund will not be advertised or included in sales literature unless accompanied by comparable performance information for a separate account to which the Fund offers its shares. Both yield and total return figures are computed in accordance with formulas specified by the SEC and are based on historical earnings and are not intended to indicate future performance. The yield for the Fund will be computed by dividing (a) net investment income over a 30-day period by (b) an average value of invested assets (using the average number of shares entitled to receive dividends at the end of the period), all in accordance with applicable regulatory requirements. Such amounts will be compounded for six months and then annualized for a twelve-month period to derive the yield of the Fund.


    Standardized quotations of average annual total return for the Fund's shares will be expressed in terms of the average annual compounded rate of return of a hypothetical investment over a period of 1, 5 and 10 years (or up to the life of the Fund). Standardized total return quotations reflect the deduction of a proportional share of expenses (on an annual basis) of the Fund, and assume that all dividends and distributions are reinvested when paid. The Fund also may quote supplementally a rate of total return over different periods of time or by non-standardized means. In addition, the Fund may from time to time publish materials citing historical volatility for shares of the Fund. Volatility is the standard deviation of day to day logarithmic price changes expressed as an annualized percentage.


    Performance information for the Fund may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Composite Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), or other unmanaged indices so that contract owners may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objective, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds by overall performance or other criteria; (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund; and (iv) well known monitoring sources of bank certificates of deposit performance rates such as Salomon Brothers, FEDERAL RESERVE BULLETIN, AMERICAN BANKER, Tower Data and THE WALL STREET JOURNAL. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.



    Quotations of yield or total return for the Fund will not take into account charges or deductions against any separate account to which the Fund's shares are sold or charges and deductions against the Variable Contracts issued by the Affiliated Insurance Companies. The Fund's yield and total return should not be compared with mutual funds that sell their shares directly to the public since the figures provided do not reflect charges against the Variable Account or the Variable Contracts. Performance information for the Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objective and policies, characteristics and qualities of the portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine total return for the Fund, see the Statement of Additional Information.


                       HOW NET ASSET VALUE IS DETERMINED

    The net asset value per share of the Fund is determined at the close of the general trading session (currently 4:00 p.m.) of the New York Stock Exchange (the "Exchange") on each business day the Exchange is open. The net asset value of the Fund is computed by dividing the value of the Fund's securities, plus any cash and other assets (including dividends and interest accrued but not collected) less all liabilities (including accrued expenses) by the number of shares of the Fund outstanding.

    Fixed income securities are valued by using independent pricing services, market quotations, prices provided by market makers, or estimates of market values obtained from yield data related to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Trustees. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost unless it is determined by the Trustees that amortized cost does not reflect the fair value of such obligations. Other assets are valued at fair value as determined in good faith by the Trustees. Generally, trading in foreign securities, as well as trading in corporate bonds, U.S. government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the general trading session of the Exchange. The values of such securities used in computing the net asset value of the Fund are determined as of such times. Occasionally, events affecting the value of such securities may occur between such times and such closing which will not be reflected in the computation of a Fund's net asset value. If events occur which materially affect the value of such securities, the securities will be valued at fair market value as determined in good faith by the Trustees.

                             MANAGEMENT OF THE FUND


    THE TRUSTEES. The Trustees of the Trust oversee the operations of the Trust and the Fund and perform the various duties imposed on trustees by the laws of the Commonwealth of Massachusetts and the Investment Company Act of 1940 (the "1940 Act"). The Trustees meet quarterly to review the Fund's investment policies, performance, expenses and other business affairs and elect the officers of the Trust annually. The Trustees delegate day to day management of the Fund to the officers of the Trust.



    THE ADVISER AND AFFILIATED SERVICE PROVIDERS. Pursuant to an Investment Advisory Agreement with the Trust, Northstar Investment Management Corporation acts as the investment adviser to the Fund. In this capacity, the Adviser, subject to the authority of the Trustees, is responsible for furnishing continuous investment supervision to the Fund and is responsible for the management of the Fund's portfolios. Northstar Administrators Corporation, an affiliate of the Adviser, furnishes certain administrative, compliance and accounting services to the Fund. Employees of the Adviser and Administrator serve as officers of the Fund, and the Adviser provides office space for the Fund and pays the salaries of all Fund officers and Trustees who are affiliated with the Adviser.



    The Adviser and its affiliates are indirect, majority owned subsidiaries of ReliaStar Financial Corp. ("ReliaStar"). ReliaStar's address is 20 Washington Avenue South, Minneapolis, MN 55401. Combined minority interests held by members of senior management currently equal 20%. ReliaStar is a publicly traded holding company whose subsidiaries specialize in the life and health insurance businesses. Through the Affiliated Insurance Companies and other subsidiaries, ReliaStar issues and distributes individual life insurance, annuities and mutual funds, group life and health insurance and life and health reinsurance, and provides related investment management services.



    The Adviser's fee is accrued daily against the value of the Fund's net assets and is payable by the Fund monthly at an annual rate of 0.75% on the first $250 million of the Fund's average daily net assets scaled down to 0.55% for assets over $1 billion. The investment advisory fee paid by the Fund is higher than the fees paid by most mutual funds. The Administrator's fee is accrued daily against the value of the Fund's net assets and is payable monthly at an annual rate of .10% of the Fund's average daily net assets.



    The Adviser places all orders for the purchase and sale of portfolio securities. In selecting brokers, the Adviser may consider research and brokerage services furnished to it. The Adviser also advises other accounts that may purchase and hold securities in which the Fund may invest and certain persons affiliated with the Adviser may purchase and hold, directly or indirectly, securities in which the Fund or other accounts invest, subject to internal guidelines regarding conflicts of interest.



    INVESTMENT PERSONNEL OF ADVISER. Thomas Ole Dial has served as manager of the Northstar Multi-Sector Bond Fund since inception of the Fund in May 1994. Mr. Dial has also served as portfolio manager of the Northstar High Yield Bond Fund, a separate series of the Trust, and as manager of the Northstar Advantage High Total Return Fund since its inception in November 1993, and, since October 1995 as co-manager of the Northstar Advantage Strategic Income Fund, separate investment companies managed by the Adviser. Mr. Dial is a Vice President of each Fund and Executive Vice President and Chief Investment Officer - Fixed Income of the Adviser. Prior to employment by the Adviser in October 1993, Mr. Dial served as Executive Vice President and Chief Investment Officer - Fixed Income of National Securities & Research Corporation, and as portfolio manager for National Bond Fund, National Asset Reserve, and National Multi-Sector Fixed Income Fund. Prior to National, Mr. Dial managed high yield securities portfolios through Dial Capital Management and various financial institutions. Mr. Dial also manages investments for T.D. Partners, a limited partnership for which the Adviser serves as subadviser.



    THE CUSTODIAN AND ACCOUNTING SERVICES AGENT. The Fund's custodian and accounting services agent is State Street Bank and Trust Company, (the "Custodian"), a trust company organized under the laws of Massachusetts and located at 225 Franklin Street, Boston, Massachusetts 02110.


                               PURCHASE OF SHARES


    As of the date of the Prospectus, shares of the Fund are offered only for purchase by the Variable Accounts to serve as an investment medium for the Variable Contracts issued by the Affiliated Insurance Companies. Shares of the Fund may be offered in the future to other separate accounts established by the Affiliated Insurance Companies or sold to separate accounts of other affiliated or unaffiliated insurance companies, and may be offered in the future to serve as an investment medium for variable life insurance policies.


    Shares of the Fund are sold at the net asset value (without a sales charge) next computed after receipt of a purchase order. The Trust reserves the right to discontinue offering shares of the Fund at any time. In the event that the Fund ceases offering its shares, any investments allocated by an insurance company investing in the Trust to the Fund will, subject to any necessary regulatory approvals, be invested in another fund within the Trust deemed appropriate by the Trustees.

    Shares of the Fund may be exchanged for shares of any other fund within the Trust that is available as an investment option under a particular variable contract. The other funds of the Trust are described in separate prospectuses. Exchanges are treated as a redemption of shares of one fund and a purchase of shares of one or more of the other funds, and are effected at the respective net asset values per share of each fund on the date of the exchange. The Trust reserves the right to modify or discontinue its exchange privilege at any time without notice.

    Variable Contract Owners do not deal directly with the Trust to purchase, redeem, or exchange shares of the Fund, and Variable Contract Owners should refer to the prospectus for the Variable Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the Variable Account.

                              REDEMPTION OF SHARES

    Shares of the Fund may be redeemed on any business day. Redemptions are effected at the per share net asset value next determined after receipt of the redemption request. Redemption proceeds normally will be paid within seven days following receipt of instructions in proper form. The right of redemption may be suspended by the Trust or the payment date postponed beyond seven days when the New York Stock Exchange is closed (other than customary weekend and holiday closing) or for any period during which trading thereon is restricted because an emergency exists, as determined by the Securities and Exchange Commission, making disposal of portfolio securities or valuation of net assets not reasonably practicable, and whenever the Securities and Exchange Commission has by order permitted such suspension or postponement for the protection of shareholders. If the Trustees should determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or part by a distribution in kind of securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

    The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code ("Code"). Accordingly, provided the Fund so qualifies, it generally will not be subject to federal income taxes to the extent that it distributes on a timely basis its investment company taxable income and its net capital gains. Such income and capital gains distributions are automatically reinvested in additional shares of the Fund, unless the shareholder elects to receive cash.


    Distributions of any investment company taxable income (which includes among other items, dividends, interest, and any net realized short-term capital gains in excess of net realized long-term capital losses) are treated as ordinary income for tax purposes in the hands of the shareholder (Variable Account). Net capital gains (the excess of any net long-term capital gains over net short-term capital losses) will, to the extent distributed, be treated as long-term capital gains in the hands of the Variable Account regardless of the length of time the Variable Account may have held the shares. Income distributions of any investment income of the Fund will be declared daily and paid quarterly. Capital gain distributions, if any, will be paid at least once annually.


    To comply with regulations under section 817(h) of the Code, the Fund is required to diversify its investments. Generally, the Fund will be required to diversify its investments so that on the last day of each quarter of a calendar year no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a given issuer generally are treated as one investment, but each U.S. Government agency and instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. or any agency or instrumentality of the U.S. is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

    Compliance with the diversification rules under Section 817(h) of the Code generally will limit the ability of the Fund to invest greater than 55% of its total assets in direct obligations of the U.S. Treasury (or any other issuer) or to invest primarily in securities issued by a single agency or instrumentality of the U.S. Government.

    The Treasury Department announced that it would issue future regulations or rulings addressing the circumstances in which a variable Contract Owner's control of the investments of the separate account may cause the Contract Owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the Contract Owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. It is not known what standard will be set forth in the regulations or rulings.

    In the event that rules or regulations are adopted, there can be no assurance that the Fund will be able to operate as currently described in the Prospectus, or that the Trust will not have to change the Fund's investment objective or investment policies. While the Fund's investment objective is fundamental and may be changed only by a vote of a majority of its outstanding shares, the Trustees have reserved the right to modify the investment policies of the Fund as necessary to prevent any such prospective rules and regulations from causing the contract owners to be considered the owners of the shares of the Fund underlying the Variable Account.


    Reference is made to the Prospectus for the Variable Account and Variable Contracts for information regarding the federal income tax treatment of distributions to the Variable Account. See "Federal Income Tax Status" in the Fund's Statement of Additional Information for more information on taxes.

                              GENERAL INFORMATION

ORGANIZATION OF THE FUND

    The Trust was organized under Massachusetts law in 1993 as a business trust. The Declaration of Trust provides that the Trustees are authorized to create an unlimited number of series. All shares have equal voting rights, except that only shares of the respective series are entitled to vote on matters concerning only that series. Each share of the Fund will be given one vote, unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment medium for variable insurance products. At the date of this Prospectus, there are four existing series of the Trust, one of which is the Fund.



    In accordance with current laws, it is anticipated that an insurance company issuing a variable contract that participates in the Trust will request voting instructions from Contract Owners and will vote shares or other voting interests in the separate account in proportion to the voting instructions received. The Affiliated Insurance Companies and the Variable Accounts are currently the only shareholders of the Trust, although other separate accounts of the Affiliated Insurance Companies, their affiliates or other insurance companies may become shareholders in the future.


    The shares of the Fund, when issued, will be fully paid and non-assessable, have no preference, preemptive, or similar rights, and will be freely transferable. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders may, in accordance with the Declaration of Trust, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Meetings of the shareholders will be called upon written request of shareholders holding in the aggregate not less than 10% of the outstanding shares having voting rights. Except as set forth above and subject to the 1940 Act, the Trustees will continue to hold office and appoint successor Trustees.

    Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the
Declaration   of  Trust  disclaims  liability  of  the  shareholders,  Trustees, officers, employees or agents of the Trust in connection with the Trust's property or the affairs of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or its Trustees, officers, employees, or agents. The Declaration of Trust provides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable by reason of being or having been a shareholder of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, and thus should be considered remote.

REGISTRATION STATEMENT
    This Prospectus does not contain all the information included in the Registration Statement filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulation of the Securities and Exchange Commission. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

                                    APPENDIX

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") CORPORATE BOND
RATINGS
    Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


    Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which made the long-term risks appear somewhat larger than in Aaa securities.


    A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa - Bonds which are rated Baa are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


    Note: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


DESCRIPTION OF STANDARD & POOR'S CORPORATION'S ("S&P") CORPORATE DEBT RATINGS

    AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.


    AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

    A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB - Debt rated BBB is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

    BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    CI - The rating CI is reserved for income bonds on which no interest is being paid.

    D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.


    Plus (+) or Minus (-) - The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

PROSPECTUS                                                        APRIL 30, 1996


                              NORTHSTAR/NWNL TRUST

                         NORTHSTAR HIGH YIELD BOND FUND

Two Pickwick Plaza                                                (203) 863-6200
Greenwich, Connecticut, 06830                                     (800) 595-7827

    Northstar High Yield Bond Fund (the "Fund") is a diversified investment portfolio comprising a series of the Northstar/NWNL Trust (the "Trust"), an open-end, series, management investment company.


    Shares of the Fund are currently sold to segregated asset accounts of Northwestern National Life Insurance Company ("Northwestern National") and to variable annuity separate accounts of ReliaStar Bankers Security Life Insurance Company, an affiliate of Northwestern National (the "Affiliated Insurance Companies") to serve as an investment medium for variable annuity and variable life insurance contracts (the "Variable Contracts") issued by the Affiliated Insurance Companies. The variable accounts of the Affiliated Insurance Companies ("Variable Accounts") invest in shares of one or more of the Funds in accordance with allocation instructions received from Variable Contract owners. Such allocation rights are described further in the accompanying Prospectus for the Variable Account.



    The Fund is a diversified portfolio with an investment objective of seeking high income by investing predominantly in high yield-high risk lower-rated U.S. dollar-denominated debt securities. It is the Fund's policy, while investing in income producing securities, also to maximize total return from a combination of income and capital appreciation.



    THE FUND WILL NORMALLY INVEST AT LEAST 65% OF ITS ASSETS IN LOWER RATED BONDS, COMMONLY KNOWN AS "JUNK BONDS." THESE SECURITIES MAY INVOLVE HIGH RISK AND ARE CONSIDERED TO BE SPECULATIVE WITH REGARD TO PAYMENT OF INTEREST AND RETURN OF PRINCIPAL. INVESTMENT IN THIS FUND MAY NOT BE APPROPRIATE FOR ALL INVESTORS. CONTRACT OWNERS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THIS FUND. SEE "RISK FACTORS - HIGH YIELD SECURITIES."


    Northstar Investment Management Corporation is the investment adviser for the Fund and its professional staff selects and supervises the investments in the Fund's portfolio. See "Management of the Fund."


    This Prospectus sets forth basic information about the Trust and the Fund that prospective investors should know before investing. It should be read and retained for future reference. A Statement of Additional Information, dated April 30, 1996, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available without charge upon request to the Trust at the address or telephone number set forth above.


    NO DEALER, SALESPERSON OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, IT IS UNLAWFUL TO MAKE SUCH AN OFFER. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT INFORMATION HEREIN IS CORRECT AT ANY TIME SUBSEQUENT TO ITS DATE.

    THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF THE VARIABLE ACCOUNT, WHICH ACCOMPANIES THIS PROSPECTUS. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


                                                                                  PAGE
                                                                                  ----
Financial Highlights............................................................    3
Investment Objective and Policies...............................................    3
Risk Factors....................................................................    4
Other Investment Strategies and Techniques......................................    5
Performance Information.........................................................    7
How Net Asset Value is Determined...............................................    7
Management of the Fund..........................................................    8
Purchase of Shares..............................................................    9
Redemption of Shares............................................................    9
Dividends, Distributions and Taxes..............................................    9
General Information.............................................................   10
Appendix........................................................................  A-1

                              FINANCIAL HIGHLIGHTS



    The financial highlights for the Fund set forth below present certain information and ratios as well as performance information about the Fund for a share outstanding throughout each year or portion thereof. This table should be read in conjunction with the audited financial statements of the Trust dated December 31, 1995 and accompanying notes, which are contained in the Trust's Annual Report to Shareholders for the fiscal year ended December 31, 1995, incorporated by reference in the Statement of Additional Information, a copy of which may be obtained without charge from the Trust. The financial highlights have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report thereon is also incorporated by reference in the Statement of Additional Information and should be read in conjunction with the related audited financial statements and notes thereto. The Fund commenced operations in May, 1994.



                                            PERIOD ENDED
                                             DECEMBER 31
                                          -----------------
                                           1995      1994
                                          -------   -------

Net Asset Value, beginning of the
 period.................................  $  4.69   $  5.00
                                          -------   -------
    Income from investment operations:
      Net investment income.............     0.50      0.28
      Net gain (loss) on investments
       (both realized and unrealized)...     0.34     (0.31)
                                          -------   -------
        Total from investment
         operations.....................     0.84     (0.03)
Less distributions:
    Dividends (from net investment
     income)............................    (0.49)    (0.28)
    Distributions (from realized
     gains).............................    --        --
                                          -------   -------
      Total Distributions...............    (0.49)    (0.28)
                                          -------   -------
Net Asset Value, end of the period......  $  5.04   $  4.69
                                          -------   -------
                                          -------   -------
Total Return............................    18.55%    (0.95)%
Ratios/Supplemental Data:
Net Assets, end of period (in
 thousands).............................  $ 4,773   $ 2,588
Ratio of expenses to average net
 assets.................................     0.80%     1.00%*
Ratio of expense reimbursement to
 average net assets.....................     1.31%     1.55%*
Ratio of net investment income to
 average net assets.....................    10.61%     8.62%*
Portfolio Turnover Rate.................      157%       62%


------------------------
*Annualized


                       INVESTMENT OBJECTIVE AND POLICIES



    The investment objective of the Fund is to seek high income by investing predominantly in high yield - high risk lower rated and non-rated U.S. dollar denominated debt securities. It is the Fund's policy, while investing in income producing securities, also to maximize total return from a combination of income and capital appreciation.



    Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 65% of its total assets in higher-yielding, lower-rated U.S. dollar-denominated debt securities of U.S. and foreign issuers, which involve special risks and are predominantly speculative in character. The Fund may invest up to 35% of its assets in non-U.S. dollar denominated securities. Investments in securities offering the high current income sought by the Fund, while generally providing greater income and potential opportunity for gain than investments in higher rated securities, also entail greater risk. The value of high yield securities (and therefore the net asset value per share of the Fund) can be expected to increase or decrease in response to changes in interest rates, real or perceived changes in the credit risks associated with its portfolio investments, and other factors affecting the credit markets generally. The Fund may invest up to 50% of its assets in securities of foreign issuers, subject to a limit of 35% of such assets in emerging market debt. Emerging markets are countries whose sovereign bonds generally are rated below investment grade and whose financial markets are not well-developed. The Fund intends to restrict its investments in emerging markets to those with sound economies that are expected to experience strong growth with controlled inflation, and therefore higher-than-average returns, over time. See "Risk Factors - Foreign Investments."

    Most of the debt securities in which the Fund invests are lower rated, and may include bonds in the lowest rating categories (C for Moody's and D for S&P) and unrated bonds. Most of the securities will be rated at least Caa by Moody's or at least CCC by S&P, or if not rated, are of equivalent quality in the opinion of the Adviser. The Fund may invest up to 10%, and hold up to 25%, of its assets in securities rated below Caa in the case of Moody's or CCC by S&P. Such debt securities are highly speculative and may be in default of payment of interest and/or repayment of principal may be in arrears. The issuers of such debt securities may be involved in bankruptcy or reorganization proceedings and/or may be restructuring outstanding debt. Investing in bankrupt and troubled companies involves special risks. See "Risk Factors - High Yield Securities" and the Appendix.



    The Fund may invest in debt securities of any maturity that pay fixed, floating or adjustable interest rates. The Fund also may invest in discount obligations, including zero-coupon securities, which do not pay interest but, rather, are issued at a significant discount to their maturity values, or securities that pay interest, at the issuer's option, in additional securities instead of cash (pay-in-kind securities). The values of debt securities generally fluctuate inversely with changes in interest rates. This is less likely to be true for adjustable or floating rate securities, since interest rate changes are more likely to be reflected in changes in the rates paid on the securities. However, reductions in interest rates also may translate into lower distributions paid by the Fund. Additionally, because zero-coupon and pay-in-kind securities do not pay interest but the Fund nevertheless must accrue and distribute the income deemed to be earned on a current basis, the Fund may have to sell other investments to raise the cash needed to make income distributions. To a lesser extent the Fund may invest in equity or equity-related securities, including common stock, preferred stock, convertible securities and rights and warrants attached to debt instruments. Typically the Fund would purchase a high yield security that is convertible or exchangeable for equity securities, or which carries the right in the form of a warrant or as part of a unit with the security to acquire equity securities. The Fund would ordinarily purchase these securities for their yield characteristics or capital appreciation potential.


    The Trustees of the Trust reserve the right to change any of the investment policies, strategies or practices of the Fund, as described in this Prospectus and the Statement of Additional Information, without shareholder approval, except in those instances where shareholder approval is expressly required. The investment objective of the Fund is a fundamental policy which may not be changed with out the approval of holders of a majority of the outstanding shares of the Fund. There can, of course, be no assurance that the Fund will achieve its investment objective since all investments are inherently subject to market risks.


                                  RISK FACTORS



    HIGH YIELD SECURITIES. The High Yield Fund may invest in higher yielding securities that carry lower investment grade ratings. These high yield - high risk securities are rated below investment grade by the primary rating agencies (Moody's and S&P). See the Appendix for a description of bond rating categories. The value of lower rated securities generally is more dependent on the ability of the company to meet interest and principal payments than is the case for higher rated securities. Conversely, the value of higher rated securities may be more sensitive to interest rate movements than lower rated securities. Companies issuing high yield securities may not be as strong financially as those issuing bonds with higher credit ratings. Investments in such companies are considered to be more speculative than higher quality investments. In addition, the market for lower rated securities is generally less liquid than the market for higher rated securities, and adverse publicity and investor perceptions may also have a greater negative impact on the market for these securities.



    Companies issuing high yield bonds are more vulnerable to real or perceived economic changes (such as rising interest rates), political changes or adverse developments specific to the company. Adverse economic, political or other developments may impair the company's ability to service principal and interest obligations, to meet projected business goals and to obtain additional financing, particularly if the company is highly leveraged. In the event of a default, a Fund would experience a reduction of its income and could expect a decline in the market value of the defaulted securities.

    Weighted average composition of the Fund's portfolio at the end of the 1995 fiscal year was:



Investment Grade..................................   3.8
BB................................................  21.0
B.................................................  50.7
CCC...............................................   2.5
CC................................................   --
C.................................................   --
D.................................................   --
Nonrated..........................................  13.6
U.S. Governments, equities and other..............   8.4
                                                    -----
TOTAL.............................................   100%
                                                    -----
                                                    -----



This table does not reflect the current or future composition of the Funds' portfolios.



    FOREIGN INVESTMENTS. The Fund may invest in securities of foreign issuers. Securities of some foreign companies and governments may be traded in the U.S., but many foreign securities are traded primarily in foreign markets. In addition to generally higher transaction costs associated with foreign investing, risks of foreign investing include:



    CURRENCY RISKS. The Fund must buy the local currency when it buys a foreign security, and it sells local currency when it sells the security. The value of a foreign security held by the Fund will be affected by the value of the local currency relative to the U.S. dollar, causing the Fund to lose money at times, despite an increase in the value of the security.



    POLITICAL AND  ECONOMIC RISKS.    Political and  economic risks  may  exist,
particularly in underdeveloped and developing countries which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.



    REGULATORY RISKS. There is generally less government supervision of foreign markets, and issuers are not subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers. There also may be less publicly available information about foreign issuers.



                  GENERAL INVESTMENT STRATEGIES AND TECHNIQUES



    Each of the following strategies and techniques may be utilized by the Fund. The Fund may, but does not currently intend to, engage in certain additional investment techniques not described in this Prospectus. These techniques and additional information on the securities and techniques described in the Prospectus are contained in the Statement of Additional Information.



    REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements, either for temporary defensive purposes or to generate income from its cash balances. Under a repurchase agreement, the Fund buys a security from a bank or dealer, which is obligated to buy it back at a fixed price and time. The security is held in a separate account at the Fund's custodian and constitutes the Fund's collateral for the bank's or dealer's repurchase obligation. Additional collateral may be added so that the obligation will at all times be fully collateralized. However, if the bank or dealer defaults or enters into bankruptcy, the Fund may experience costs and delays in liquidating the collateral, and may experience a loss if it is unable to demonstrate its right to the collateral in a bankruptcy proceeding. Repurchase agreements maturing more than seven days in the future are considered illiquid, and the Fund will invest no more than 5% of its net assets in such repurchase agreements at any time. Under normal market conditions, the Fund will limit its investments in repurchase agreements to 15% of its net assets.



    WHEN-ISSUED SECURITIES. The Fund may acquire securities on a "when-issued" basis by contracting to purchase securities for a fixed price on a date beyond the customary settlement time with no interest accruing until settlement. If made through a dealer, the contract is dependent on the dealer completing the sale. The dealer's failure could deprive the Fund of an advantageous yield or price. These contracts may be considered securities and involve risk to the extent that the value of the underlying security changes prior to settlement. The Fund may realize short-term profits or losses if the contracts are sold. Transactions in when-issued securities may be limited by certain Internal Revenue Code requirements.



    ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities or private placements. An illiquid security is a security that cannot be sold quickly in the normal course of business. Some securities cannot be sold to the U.S. public because of their terms or because of SEC regulations. The Adviser may determine that securities that cannot be sold to the U.S. public, but that can be sold to Institutional investors ("Rule 144A" securities) or on foreign markets, are liquid, following guidelines established by the Trustees of the Fund.



    TRADING AND PORTFOLIO TURNOVER. The Fund generally intends to purchase securities for long-term investment. However, the Fund may purchase a security in anticipation of relatively short-term price gains and short-term transactions may result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. Portfolio turnover rates are usually not a factor in making buy and sell decisions. The Fund may also sell one security and simultaneously purchase the same or comparable security to take advantage of short-term differentials in yield or price. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Short term trading may also be restricted by certain tax rules.



    MORTGAGE-BACKED  SECURITIES.    The  Fund  may  invest  in   mortgage-backed
securities which are securities that directly or indirectly represent an ownership participation in, or are secured by and payable from, mortgage loans on real property. Such securities include mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Mortgage pass-through securities differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments, including any repayments made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. The underlying mortgages may be prepaid at any time and such payments are passed through to the certificate holder as a prepayment of principal. As a result, if a Fund purchases such a mortgage-backed security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Fund purchases a mortgage-backed security at a discount, faster than expected prepayments will increase, while slower than expected prepayment will reduce, yield to maturity.



    Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment. Accelerated prepayments on mortgage-backed securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full.



    TEMPORARY INVESTMENTS. In periods of unusual market conditions, for temporary and defensive purposes, when the Adviser considers it appropriate, the Fund may invest part or all of its assets in cash, U.S. government securities, commercial paper, bankers' acceptances, repurchase agreements and certificates of deposit.



    INVESTMENT RESTRICTIONS. The Fund has adopted a number of investment restrictions, as set forth in the Statement of Additional Information, some of which are fundamental, and therefore, may not be changed without shareholder approval.

                            PERFORMANCE INFORMATION


    The Fund may, from time to time, include its yield and total return in advertisements or reports to shareholders or prospective investors. Performance information for the Fund will not be advertised or included in sales literature unless accompanied by comparable performance information for a separate account to which the Fund offers its shares. Both yield and total return figures are computed in accordance with formulas specified by the SEC and are based on historical earnings and are not intended to indicate future performance. The yield for the Fund will be computed by dividing (a) net investment income over a 30-day period by (b) an average value of invested assets (using the average number of shares entitled to receive dividends at the end of the period), all in accordance with applicable regulatory requirements. Such amounts will be compounded for six months and then annualized for a twelve-month period to derive the yield of the Fund.


    Standardized quotations of average annual total return for the Fund's shares will be expressed in terms of the average annual compounded rate of return of a hypothetical investment over a period of 1, 5 and 10 years (or up to the life of the Fund). Standardized total return quotations reflect the deduction of a proportional share of expenses (on an annual basis) of the Fund, and assume that all dividends and distributions are reinvested when paid. The Fund also may quote supplementally a rate of total return over different periods of time or by non-standardized means. In addition, the Fund may from time to time publish materials citing historical volatility for shares of the Fund. Volatility is the standard deviation of day to day logarithmic price changes expressed as an annualized percentage.


    Performance information for the Fund may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Composite Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), or other unmanaged indices so that Contract Owners may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objective, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds by overall performance or other criteria; (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund; and (iv) well known monitoring sources of bank certificates of deposit performance rates such as Salomon Brothers, FEDERAL RESERVE BULLETIN, AMERICAN BANKER, Tower Data and THE WALL STREET JOURNAL. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.



    Quotations of yield or total return for the Fund will not take into account charges or deductions against any separate account to which the Fund's shares are sold or charges and deductions against the Variable Contracts issued by the Affiliated Insurance Companies. The Fund's yield and total return should not be compared with mutual funds that sell their shares directly to the public since the figures provided do not reflect charges against the Variable Account or the Variable Contracts. Performance information for the Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objective and policies, characteristics and qualities of the portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine total return for the Fund, see the Statement of Additional Information.


    The ability of the Fund to make purchases and sales of securities and to engage in options and futures transactions will be limited by certain requirements of the Internal Revenue Code of 1986, as amended (the "Code"), including a requirement that less than 30% of the Fund's gross income be derived from gains on the sale of securities and certain other assets held for less than three months. See "Dividends, Distributions and Taxes."

                       HOW NET ASSET VALUE IS DETERMINED

    The net asset value per share of the Fund is determined at the close of the general trading session (currently 4:00 p.m.) of the New York Stock Exchange (the "Exchange") on each business day the Exchange is open. The net asset value of the Fund is computed by dividing the value of the Fund's securities, plus any cash and other assets (including dividends and interest accrued but not collected) less all liabilities (including accrued expenses) by the number of shares of the Fund outstanding.

    Fixed income securities are valued by using independent pricing services, market quotations, prices provided by market makers, or estimates of market values obtained from yield data related to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Trustees. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost unless it is determined by the Trustees that amortized cost does not reflect the fair value of such obligations. Other assets are valued at fair value as determined in good faith by the Trustees. Generally, trading in foreign securities, as well as trading in corporate bonds, U.S. government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the general trading session of the Exchange. The values of such securities used in computing the net asset value of the Fund are determined as of such times. Occasionally, events affecting the value of such securities may occur between such times and such closing which will not be reflected in the computation of a Fund's net asset value. If events occur which materially affect the value of such securities, the securities will be valued at fair market value as determined in good faith by the Trustees.


                             MANAGEMENT OF THE FUND



    THE TRUSTEES. The Trustees of the Trust oversee the operations of the Trust and the Fund and perform the various duties imposed on trustees by the laws of the Commonwealth of Massachusetts and the Investment Company Act of 1940 (the "1940 Act"). The Trustees meet quarterly to review the Fund's investment policies, performance, expenses and other business affairs and elect the officers of the Trust annually. The Trustees delegate day to day management of the Fund to the officers of the Trust.



    THE ADVISER AND AFFILIATED SERVICE PROVIDERS. Pursuant to an Investment Advisory Agreement with the Trust, Northstar Investment Management Corporation acts as the investment adviser to the Fund. In this capacity, the Adviser, subject to the authority of the Trustees, is responsible for furnishing continuous investment supervision to the Fund and is responsible for the management of the Fund's portfolios. Northstar Administrators Corporation, an affiliate of the Adviser, furnishes certain administrative, compliance and accounting services to the Fund. Employees of the Adviser and Administrator serve as officers of the Fund, and the Adviser provides office space for the Funds and pays the salaries of all Fund officers and Trustees who are affiliated with the Adviser.



    The Adviser and its affiliates are indirect, majority owned subsidiaries of ReliaStar Financial Corp. ("ReliaStar"). ReliaStar's address is 20 Washington Avenue South, Minneapolis, MN 55401. Combined minority interests held by members of senior management currently equal 20%. ReliaStar is a publicly traded holding company whose subsidiaries specialize in the life and health insurance businesses. Through the Affiliated Insurance Companies and other subsidiaries, ReliaStar issues and distributes individual life insurance, annuities and mutual funds, group life and health insurance and life and health reinsurance, and provides related investment management services.



    The Adviser's fee is accrued daily against the value of the Fund's net assets and is payable by the Fund monthly at an annual rate of 0.75% on the first $250 million of each Fund's average daily net assets scaled down to 0.55% for assets over $1 billion. The investment advisory fee paid by the Fund is higher than the fees paid by most mutual funds. The Administrator's fee is accrued daily against the value of the Fund's net assets and is payable monthly at an annual rate of .10% of the Fund's average daily net assets.



    The Adviser places all orders for the purchase and sale of portfolio securities. In selecting brokers, the Adviser may consider research and brokerage services furnished to it. The Adviser also advises other accounts that may purchase and hold securities in which the Funds may invest and certain persons affiliated with the Adviser may purchase and hold, directly or indirectly, securities in which the Funds or other accounts invest, subject to internal guidelines regarding conflicts of interest.



    INVESTMENT PERSONNEL OF ADVISER. Thomas Ole Dial has served as manager of the Northstar High Yield Bond Fund since inception of the Fund in May 1994. Mr. Dial has also served as portfolio manager of the Northstar Multi-sector Bond Fund, a seperate series of the Trust, and serves as manager of the Northstar Advantage High Total Return Fund since its inception in November 1993, and, since October 1995 as co-manager of the Northstar Advantage Strategic Income Fund, separate investment companies managed by the Adviser. Mr. Dial is a Vice President of each Fund and Executive Vice President and Chief Investment Officer - Fixed Income of the Adviser. Prior to employment by the Adviser in October 1993, Mr. Dial served as Executive Vice President and Chief Investment Officer - Fixed Income of National Securities & Research Corporation, and as portfolio manager for National Bond Fund, National Asset Reserve, and National Multi-Sector Fixed Income Fund. Prior to National, Mr. Dial managed high yield securities portfolios through Dial Capital Management and various financial institutions. Mr. Dial also manages investments for T.D. Partners, a limited partnership for which the Adviser serves as subadviser.

    CUSTODIAN AND ACCOUNTING SERVICES AGENT. The Fund's custodian and accounting services agent is State Street Bank and Trust Company, a trust company organized under the laws of Massachusetts and located at 225 Franklin Street, Boston, Massachusetts 02110.


                               PURCHASE OF SHARES


    As of the date of the Prospectus, shares of the Fund are offered only for purchase by the Variable Accounts to serve as an investment medium for the Variable Contracts issued by the Affiliated Insurance Companies. Shares of the Fund may be offered in the future to other separate accounts established by the Affiliated Insurance Companies or sold to separate accounts of other affiliated or unaffiliated insurance companies, and may be offered in the future to serve as an investment medium for variable life insurance policies.


    Shares of the Fund are sold at the net asset value (without a sales charge) next computed after receipt of a purchase order. The Trust reserves the right to discontinue offering shares of the Fund at any time. In the event that the Fund ceases offering its shares, any investments allocated by an insurance company investing in the Trust to the Fund will, subject to any necessary regulatory approvals, be invested in another fund within the Trust deemed appropriate by the Trustees.

    Shares of the Fund may be exchanged for shares of any other fund within the Trust that is available as an investment option under a particular Variable Contract. The other funds of the Trust are described in separate prospectuses. Exchanges are treated as a redemption of shares of one fund and a purchase of shares of one or more of the other funds, and are effected at the respective net asset values per share of each Fund on the date of the exchange. The Trust reserves the right to modify or discontinue its exchange privilege at any time without notice.

    Variable Contract Owners do not deal directly with the Trust to purchase, redeem, or exchange shares of the Fund, and Variable Contract Owners should refer to the prospectus for the Variable Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the Variable Account.

                              REDEMPTION OF SHARES


    Shares of the Fund may be redeemed on any business day. Redemptions are effected at the per share net asset value next determined after receipt of the redemption request. Redemption proceeds normally will be paid within seven days following receipt of instructions in proper form. The right of redemption may be suspended by the Trust or the payment date postponed beyond seven days when the New York Stock Exchange is closed (other than customary weekend and holiday closing) or for any period during which trading thereon is restricted because an emergency exists, as determined by the Securities and Exchange Commission, making disposal of portfolio securities or valuation of net assets not reasonably practicable, and whenever the Securities and Exchange Commission has by order permitted such suspension or postponement for the protection of shareholders. If the Trustees should determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or part by a distribution in kind of securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

    The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code ("Code"). Accordingly, provided the Fund so qualifies, it generally will not be subject to federal income taxes to the extent that it distributes on a timely basis its investment company taxable income and its net capital gains. Such income and capital gains distributions are automatically reinvested in additional shares of the Fund, unless the shareholder elects to receive cash.


    Distributions of any investment company taxable income (which includes among other items, dividends, interest, and any net realized short-term capital gains in excess of net realized long-term capital losses) are treated as ordinary income for tax purposes in the hands of the shareholder (Variable Account). Net capital gains (the excess of any net long-term capital gains over net short-term capital losses) will, to the extent distributed and classified by the Fund as capital gain distributions, be treated as long-term capital gains in the hands of the Variable Account regardless of the length of time the Variable Account may have held the shares. Income distributions of any net investment income of the Fund will be declared daily and paid quarterly. Capital gain distributions, if any, will be paid at least once annually.

    To comply with regulations under section 817(h) of the Code, the Fund is required to diversify its investments. Generally, the Fund will be required to diversify its investments so that on the last day of each quarter of a calendar year no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a given issuer generally are treated as one investment, but each U.S. Government agency and instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. or any agency or instrumentality of the U.S. is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

    Compliance with the diversification rules under Section 817(h) of the Code generally will limit the ability of the Fund to invest greater than 55% of its total assets in direct obligations of the U.S. Treasury (or any other issuer) or to invest primarily in securities issued by a single agency or instrumentality of the U.S. Government.

    The Treasury Department announced that it would issue future regulations or rulings addressing the circumstances in which a variable Contract Owner's control of the investments of the separate account may cause the Contract Owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the Contract Owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. It is not known what standard will be set forth in the regulations or rulings.

    In the event that rules or regulations are adopted, there can be no assurance that the Fund will be able to operate as currently described in the Prospectus, or that the Trust will not have to change the Fund's investment objective or investment policies. While the Fund's investment objective is fundamental and may be changed only by a vote of a majority of its outstanding shares, the Trustees have reserved the right to modify the investment policies of the Fund as necessary to prevent any such prospective rules and regulations from causing the contract owners to be considered the owners of the shares of the Fund underlying the Variable Account.

    Reference is made to the Prospectus for the Variable Account and Variable Contracts for information regarding the federal income tax treatment of distributions to the Variable Account. See "Federal Income Tax Status" in the Fund's Statement of Additional Information for more information on taxes.

                              GENERAL INFORMATION

ORGANIZATION OF THE FUND

    The Trust was organized under Massachusetts law in 1993 as a business trust. The Declaration of Trust provides that the Trustees are authorized to create an unlimited number of series. All shares have equal voting rights, except that only shares of the respective series are entitled to vote on matters concerning only that series. Each share of the Fund will be given one vote, unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment medium for variable insurance products. At the date of this Prospectus, there are four existing series of the Trust, one of which is the Fund.



    In accordance with current laws, it is anticipated that an insurance company issuing a variable contract that participates in the Trust will request voting instructions from Contract Owners and will vote shares or other voting interests in the separate account in proportion to the voting instructions received. The Affiliated Insurance Companies and the Variable Accounts are currently the only shareholders of the Trust, although other separate accounts of the Affiliated Insurance Companies, their affiliates or other insurance companies may become shareholders in the future.


    The shares of the Fund, when issued, will be fully paid and non-assessable, have no preference, preemptive, or similar rights, and will be freely transferable. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders" meeting for the election of Trustees. Shareholders may, in accordance with the Declaration of Trust, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Meetings of the shareholders will be called upon written request of shareholders holding in the aggregate not less than 10% of the outstanding shares having voting rights. Except as set forth above and subject to the 1940 Act, the Trustees will continue to hold office and appoint successor Trustees.

    Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees, officers, employees or agents of the Trust in connection with the Trust's property or the affairs of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or its Trustees, officers, employees, or agents. The Declaration of Trust provides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable by reason of being or having been a shareholder of the Trust. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, and thus should be considered remote.

REGISTRATION STATEMENT
    This Prospectus does not contain all the information included in the Registration Statement filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulation of the Securities and Exchange Commission. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

                                    APPENDIX

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") CORPORATE BOND
RATINGS
    Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


    Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which made the long-term risks appear somewhat larger than in Aaa securities.


    A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa - Bonds which are rated Baa are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Note: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


DESCRIPTION OF STANDARD & POOR'S CORPORATION'S ("S&P") CORPORATE DEBT RATINGS


    AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.


    AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

    A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB - Debt rated BBB is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

    BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    CI - The rating CI is reserved for income bonds on which no interest is being paid.

    D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.


    Plus (+) or Minus (-) - The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                                                  April 30, 1996

                       STATEMENT OF ADDITIONAL INFORMATION
                              NORTHSTAR/NWNL TRUST
                               TWO PICKWICK PLAZA
                          GREENWICH, CONNECTICUT 06830
                  (203) 863-6200                (800) 595-7827

Northstar/NWNL Trust, (the "Trust") is an open-end series management investment company organized as a Massachusetts business trust. The Trust consists of four separate series (each a "Fund"), each of which represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. Each Fund is managed separately by Northstar Investment Management Corporation, the Funds Adviser. Shares of the Trust are issued and redeemed in conjunction with investments in and payments under variable annuity and variable life contracts. Shares of the Trust are currently offered to separate accounts ("Variable Accounts") of Northwestern National
Life Insurance Company, Northern Life Insurance Company and ReliaStar Bankers Security Life Insurance Company (the "Affiliated Insurance Companies"). The Variable Accounts of the Affiliated Insurance Companies invest in shares of one or more of the Funds in accordance with allocation instructions received from Variable Contract Owners. Such allocation rights are described further in the Prospectus for the Variable Account. A summary of the four diversified investment portfolios comprising series of the Trust (the "Funds") is set forth herein and in the Prospectus for the Funds. This document is not the Prospectus of the Funds but is incorporated therein by reference and should be read in conjunction with the Prospectus dated April 30, 1996. Copies of the Prospectus may be obtained upon request and without charge by contacting the Trust at the address or phone number above.



          CONTENTS                                          PAGE

Investment Objectives and Policies                            2
Investment Restrictions                                       4
Other Investment Techniques                                   6
Portfolio Transactions and Brokerage Allocation              14
Portfolio Turnover                                           16
Services of the Adviser and Administrator                    17
Services of the Subadviser                                   18
Net Asset Value                                              19
Purchases, Redemptions and Exchange Transactions             19
Dividends and Distributions                                  20
Federal Income Tax Status                                    20
Trustees and Officers                                        22
Other Information                                            24
Performance Information                                      25

INVESTMENT OBJECTIVES AND POLICIES

Northstar Growth Fund, Northstar Income and Growth Fund, Northstar Multi-Sector Bond Fund and Northstar High Yield Bond Fund (the "Funds") are four diversified investment portfolios comprising series of the Northstar/NWNL Trust (the "Trust"), an open-end series management investment company. The investment objective of each Fund, set forth below, is a fundamental policy which may not be changed without the approval of the holders of a majority of the outstanding shares of each Fund. There can be no assurance that each Fund will achieve its stated investment objective AND THE HIGH YIELD FUND AND MULTI-SECTOR FUND MAY NOT BE APPROPRIATE FOR ALL INVESTORS. (See "Risk Factors" in the current Prospectus.) In general, the assets of each Fund are kept fully invested in securities selected to meet the investment objective of each Fund; however, for temporary defensive purposes, any part of a Fund's assets may be held from time to time in cash or cash equivalents. At such times when a Fund's assets are invested for temporary defensive purposes, the Fund will not be investing in accordance with its investment objective.


NORTHSTAR GROWTH FUND ("GROWTH FUND"). The Growth Fund has an investment objective of long-term growth of capital primarily through investments in equity securities diversified over industries and companies which are believed to provide above average potential for capital appreciation. Securities in which the Fund will normally invest include common stocks, preferred stock and securities convertible into common stock. The Fund may invest in large seasoned companies which are believed to possess superior return potential similar to companies with formative growth profiles, and may invest in small and medium sized companies with above average earnings growth potential relative to market value. Although the Fund will invest primarily in equity and equity-related securities, it may also invest in non-equity securities, such as corporate bonds or U.S. Government obligations during periods, when, in the opinion of the Fund's Adviser or Subadviser, prevailing market, financial or economic conditions warrant. The Fund may invest up to 20% of its assets in equity securities of foreign issuers, not more than 10% of which may be invested in issuers that are not listed on a U.S. securities exchange.


NORTHSTAR INCOME AND GROWTH FUND ("INCOME AND GROWTH FUND") has an investment objective of seeking current income balanced with the objective of achieving capital appreciation. Under normal market conditions, the Fund will invest at least 65% of its total assets in income-producing securities. In seeking to achieve its objective, the Fund will invest in equity securities of domestic and foreign issuers that have prospects for dividend income and growth of capital, including common stocks, preferred stocks and securities convertible into common stocks, and selected investment grade debt securities of domestic and foreign private and government issuers. These debt securities would include U.S. Government obligations, foreign and domestic corporate bonds, and bonds issued by foreign governments considered stable by the Adviser and supported through the authority to levy taxes by national state or provincial governments or similar political subdivisions. The proportion of holdings in common stock, preferred stocks, other equity-related securities and debt securities will vary in accordance with the level of return that can be achieved from these various types of securities. Securities are also purchased on the basis of fundamental attraction regarding capital appreciation prospects. In this way, income is "balanced" with capital. The Fund invests in equity securities that are listed primarily on the New York Stock Exchange or American Stock Exchange or that are traded in the over-the-counter market. Equity and equity-related securities purchased by the Fund will typically be of large well-established companies, but may also included to a lesser extent smaller capitalization companies selected for their growth potential.


NORTHSTAR MULTI-SECTOR BOND FUND ("MULTI-SECTOR FUND") has an investment objective to maximize current income. The Fund will seek to achieve its objective by investing in the following sectors of the fixed income securities markets: (a) securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities ("U.S. Government Bonds"); (b) investment grade or comparable quality corporate debt securities ("Investment Grade Bonds"); (c) investment grade or comparable quality debt securities issued by foreign corporate issuers and debt securities issued by foreign governments and their political subdivisions ("Foreign Bonds"); and (d) high yield-high risk fixed income securities of U.S. and
foreign issuers ("High Yield Bonds").   Under normal circumstances, at least 65%
of the Fund's total assets will be invested in these four sectors. The Fund's assets generally will be invested in each market sector, but the Fund may invest any amount of its assets in any one sector (except for High Yield Bonds, in which sector the Fund will not invest more than 50% of its assets determined at the time of investment, and no more than 35% of the Fund's assets may be invested in Foreign Bonds, including foreign High Yield Bonds), and the Fund may choose not to invest in a sector in order to achieve its investment objective. The Adviser believes this strategy may achieve a more stable net asset value since diversification over several market sectors tends to reduce volatility; however, there can be no assurance that certain economic and other factors will not cause fluctuations in the value of the securities held by the Fund, resulting in fluctuations of the Fund's net asset value.


NORTHSTAR HIGH YIELD BOND FUND ("HIGH YIELD FUND") has an investment objective of seeking high income by investing predominantly in high yield-high risk, lower-rated and non-rated U.S. dollar-denominated debt securities. It is the Fund's policy, while investing in income producing securities, also to maximize total return from a combination of income and capital appreciation. Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 65% of its total assets in higher-yielding, lower-rated U.S. dollar-denominated debt securities of U.S. and foreign issuers, which involve special risks and are predominantly speculative in character. Investments in securities offering the high current income sought by the Fund, while generally providing greater income and potential opportunity for gain than investments in higher rated securities, also entail greater risk. The value of high yield securities (and therefore the net asset value per share of the Fund) can be expected to increase or decrease in response to changes in interest rates, real or perceived changes in the credit risks associated with its portfolio investments, and other factors affecting the credit markets generally. (See "Risk Factors" in the current Prospectus.)

The Fund is subject to a limit of 50% in investments in securities of foreign issuers, of which no more than 35% may be in emerging market debt, and not more than 35% may be in non-U.S. Dollar denominated securities.


INVESTMENT RESTRICTIONS

The following investment restrictions are fundamental policies and cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (defined in the 1940 Act as the lesser of (a) more than 50% of the outstanding shares or (b) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented). All other investment policies or practices are considered by the Funds to be non-fundamental and accordingly may be changed without shareholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values will not be considered a deviation from this policy.

A Fund may not:

(1) borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that it may (i) borrow from banks, but only if immediately after such borrowing there is asset coverage of 300% and
       (ii) enter into transactions in options, futures, and options on futures as described in the Fund's Prospectus and Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts will not be deemed to be pledges of the Fund's assets);

(2)    underwrite the securities of others;

(3) purchase or sell real property, including real estate limited partnerships (but each Fund may purchase marketable securities of companies which deal in real estate or interests therein, including real estate investment trusts);

(4) deal in commodities or commodity contracts except in the manner described in the current Prospectus and Statement of Additional Information of the Trust;

(5) make loans to other persons (but each Fund may, however, lend portfolio securities, up to 33% of net assets at the time the loan is made, to brokers or dealers or other financial institutions not affiliated with the Fund or the Adviser, subject to conditions established by the Adviser (See "Lending of Securities" in the Prospectus), and may purchase or hold participations in loans in accordance with the investment objectives and policies of the Fund as described in the current Prospectus and Statement of Additional Information of the Trust;

(6)    participate in any joint trading accounts;

(7) purchase on margin (except that for purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts will not be deemed to be purchases of securities on margin);
(8) sell short, except that the Fund may enter into short sales against the box in the manner described in the current Prospectus and Statement of Additional Information for the Fund;

(9) invest more than 25% of its assets in any one industry or related group of industries;

(10) with respect to 75% of a Fund's assets, purchase a security (other than U.S. Government obligations) if as a result more than 5% of the value of total assets of the Fund would be invested in securities of a single issuer; or

(11) with respect to 75% of a Fund's assets purchase a security if as a result more than 10% of any class of securities, or more than 10% of the outstanding voting securities of an issuer, would be held by the Fund.

In addition, as a fundamental policy, the Multi-Sector Fund will not invest more than 50% of the Fund's assets in High Yield-High Risk Bonds, determined at the time of investment.

The following policies are non-fundamental and may be changed without shareholder approval:

A Fund may not:

(1) purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that the Fund may purchase shares of other investment companies subject to such restrictions as may be imposed by the Investment Company Act of 1940 and rules thereunder or by any state in which shares of the Fund are registered; and provided further that the Funds may invest all of their assets in the securities or beneficial interests of a singly pooled investment fund having substantially the same objectives, policies and limitations as the Fund.

(2)    make an investment for the purpose of exercising control or management;
       or

(3) invest more than 15% of its net assets (determined at the time of investment) in illiquid securities, including securities subject to legal or contractual restrictions on resale (which may include private placements and those 144A securities for which the Trustees, pursuant to procedures adopted by the Fund, have determined there is no liquid secondary market), repurchase agreements maturing in more than seven days, options traded over the counter that a Fund has purchased, securities being used to cover options a Fund has written, securities for which market quotations are not readily available, or other securities which legally or in the Adviser's or Trustees' opinion may be deemed illiquid;

As a fundamental policy, the Funds may borrow money from banks to the extent permitted under the Investment Company Act of 1940. As an operating (non-fundamental) policy, the Funds do not intend to borrow any amount in excess of 10% of their respective assets, and would do so only for temporary emergency or administrative purposes. In addition, to avoid the potential leveraging of assets, the Funds will not make additional investments when its borrowings are in excess of 5% of total assets. If a Fund should determine to expand its ability to borrow beyond the current operating policy, the Fund's Prospectus would be amended and shareholders would be notified.


OTHER INVESTMENT TECHNIQUES

MORTGAGE-BACKED SECURITIES. The Funds may invest in mortgage-backed securities which are securities that directly or indirectly represent an ownership participation in, or are secured by and payable from, mortgage loans on real property ("Mortgage-Backed Securities"). Such securities include mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Mortgage pass-through securities differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments, including any repayments made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. The underlying mortgages may be prepaid at any time and such payments are passed through to the certificate holder as a prepayment of principal. As a result, if the Fund purchases such a Mortgage-Backed Security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Fund purchases a Mortgage-Backed Security at a discount, faster than expected prepayments will increase, while slower than expected prepayment will reduce, yield to maturity.

Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Mortgage-Backed Securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment. Accelerated prepayments on Mortgage-Backed Securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full. See "Risk Factors" in the current Prospectus.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL AGREEMENTS. Each Fund may enter into reverse repurchase agreements and dollar roll agreements. A dollar roll agreement is identical to a reverse repurchase agreement except for the fact that substantially identical securities may be repurchased. Under a reverse repurchase agreement or a dollar roll agreement, a Fund sells securities and agrees to repurchase them, or substantially similar securities in the case of a dollar roll agreement, at a mutually agreed upon date and price. The Fund does not account for dollar rolls as a borrowing. At the time the Fund enters into a reverse repurchase agreement or a dollar roll agreement, it will establish and maintain a segregated account with its custodian containing cash, U.S. government securities, or other liquid assets from its portfolio having a value not less than the repurchase price (including accrued interest).





While the use of reverse repurchase agreements and dollar roll agreements creates opportunities for increased income, the use of these agreements may involve the risk that the market value of the securities to be repurchased by a Fund may decline below the price at which the Fund is obligated to repurchase. Also, in the event the buyer of securities under a reverse repurchase agreement or a dollar roll agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement or the dollar roll agreement may effectively be restricted pending such decision. Dollar roll agreements may be treated as sales for tax purposes.

SECURITIES LENDING. Each Fund may lend portfolio securities to broker/dealers or other institutional borrowers (up to 33% of net assets at the time the loan is made), but only when the borrower pledges cash collateral to the Fund and agrees to maintain such with the Funds' custodian so that it amounts at all times to at least 100% of the value of the securities loaned. Furthermore, each Fund may terminate its loans at any time, and must receive compensation that, in total and in whatever form, is equivalent to the sum of reasonable interest on the collateral as well as dividends, interest, or other distributions paid on the security during the loan period. The loan agreement shall not reduce the risk of loss or opportunity for gain by the Fund on the securities transferred pursuant to the agreement. Upon expiration of the loan, the borrower of the securities will be obligated to return to that Fund the same number and kind of securities as those loaned together with any applicable duly executed stock powers and the Funds must be permitted to exercise all voting rights, if there are any, with respect to the securities lent. The Funds may pay reasonable fees in connection with the loan, including reasonable fees to the Funds' custodian for its services.

LOAN PARTICIPATIONS. Each Fund may invest up to 10% of its assets in loan participations denominated in U.S. dollars when the Adviser believes such an investment is consistent with a Fund's investment objective. Loan participations entail the payment by a Fund of a sum to a U.S. bank or other domestic financial institution which has lent or will lend money to a U.S. corporation. In exchange for such payment, the bank agrees to pay to that Fund, to the extent it is received, a specified portion of the principal and interest in respect of such loan. A Fund has no contractual relationship with the borrower. Loan participations may be considered illiquid investments and may entail the credit risk of both the underlying borrower and the bank or financial institution which is the intermediary. Loan participations are typically unrated but the Adviser will limit its investment in loan participations based upon its opinion of the quality of the investment and the Fund's general limitations with respect to lower rated investments.

ZERO COUPON, STEP COUPON AND PIK BONDS. The Funds may invest its assets in any combination of zero coupon bonds, step coupon bonds and bonds on which interest is payable in kind ("PIK bonds"). A zero coupon bond is a bond that does not pay interest currently for its entire life. Step coupon bonds frequently do not entitle the holder to any periodic payments of interest for some initial period after the issuance of the obligation; thereafter, step coupon bonds pay interest for fixed periods of time at particular interest rates (a "step coupon bond"). In the case of a zero coupon bond, the nonpayment of interest on a current basis may result from the bond having no stated interest rate, in which case the bond pays only principal at maturity and is initially issued at a discount from the face value. Alternatively, a zero coupon obligation may provide for a stated rate of interest, but provide that such interest is not payable until maturity, in which case the bond may initially be issued at par. The value to the investor of a zero coupon or step coupon bond is represented by the economic accretion either of the difference between the purchase price and the nominal principal amount (if no interest is stated to accrue) or of accrued, unpaid interest during the bond's life or payment deferral period. PIK bonds are obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt securities. Such securities benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. The Fund generally will accrue income on such investments for tax and accounting purposes, which would be distributed to the shareholder (Variable Account) from available cash or liquidated assets.
See also "Dividends, Distributions and Taxes." The market prices of zero coupon, step coupon and PIK bonds are more volatile than the market prices of securities that pay interest periodically in cash, and are likely to respond to changes in interest rates to a greater degree than do bonds that have similar maturities and credit quality on which regular cash payments of interest are being made.

COVERED CALL OPTIONS. Each Fund may sell covered call options and purchase options to close out options previously written. The Funds, in return for the premium received upon the sale of a call option, gives up the opportunity to benefit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. A Fund has no control over when it may be required to sell the underlying securities, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a seller.

Because call options give the purchaser the right to purchase a specified security at a designated strike price for a limited period of time, the option is likely to be exercised only when and if the market price of the security exceeds the strike price. If the market price never exceeds the strike price during the option term, the purchaser's loss will be limited to the cash premium paid to the seller of the option. However, if the market price does exceed the strike price during the option term by an amount greater than the premium paid for the option, the purchaser may exercise the option and purchase the security at the strike price and realize a profit to the extent the proceeds exceed the amount of premiums and transaction costs. In either circumstance, the seller of the option retains the premium received for the option but forgoes any potential profit from an increase in the market price of the underlying security over the strike price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option.

Each Fund will sell only covered call options, meaning that a Fund will only sell a call option on a security which it already owns. The Funds will not write call options on when-issued securities. In addition, the Funds will not sell a covered call option if, as a result, the aggregate market value of all portfolio securities of Fund covering call options or subject to put options exceeds 10% of the market value of the Fund's net assets.

If a Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is no assurance that the Fund will be able to effect such closing transactions at a favorable price. If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security.

SHORT SALES. The Funds may each make short sales "against the box." A short-sale is a transaction in which a party sells a security it does not own in anticipation of a decline in the market value of that security. A short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain securities identical to those sold short.

OVER-THE-COUNTER OPTIONS. The Funds may invest in Over-the-Counter options ("OTC options") on U.S. Government securities. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with a Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between a Fund and the transacting dealer, without the intermediation of a third party such as the Options Clearing Corporation. The Adviser monitors the creditworthiness of dealers with whom a Fund enters into OTC option transactions under the general supervision of the Trustees of the

Funds. If the transaction dealer fails to make or take delivery of the U.S. Government securities underlying an option it has written in accordance with the terms of the option as written, the Funds would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Funds will engage in OTC option transactions only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York.

STOCK INDEX OPTIONS. The Funds may purchase options to hedge against risks of broad price movements in the equity markets which in some market environments may correlate more closely with movements in the value of lower rated bonds than to changes in interest rates. When a Fund sells an option on a stock index, it will have to establish a segregated account with its custodian in which the Fund will deposit cash or cash equivalents or a combination of both in an amount equal to the market value of the option, and will have to maintain the account while the option is open. For some options, no liquid secondary market may exist or the market may cease to exist.

PRIVATELY ISSUED COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS ("CMOs"), INTEREST OBLIGATIONS ("IOs") AND PRINCIPAL OBLIGATIONS ("POs"). Each Fund may invest up to 5% of its net assets in Privately Issued Collateralized Mortgage-Backed Obligations ("CMOs"), Interest Obligations ("IOs") and Principal Obligations ("POs") when the Adviser believes that such investments are consistent with the Fund's investment objective. Collateralized mortgage obligations or "CMOs" are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, privately issued CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or private pass-throughs (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multi-class pass-through securities are equity interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, are the sources of funds used to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche", is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways.

The Funds may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class.
These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally call for payments of a specified amount of principal on each payment date.

Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. SMBS are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of Mortgage Assets. A common type of SMBS will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the Mortgage Assets, while the other classes will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities. The determination of whether a particular government-issued IO or PO backed by fixed-rate mortgages is liquid is made by the Adviser under guidelines and standards established by the Board of Trustees. Such a security may be deemed liquid if it can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS. Each Fund may enter into futures contracts, options on futures contracts and foreign currency transactions. The Funds will enter into these transactions solely for the purpose of hedging against the effects of changes in the value of its portfolio securities or those it intends to purchase due to anticipated changes in interest rates and currency values, and not for the purpose of speculation.

FUTURES CONTRACTS. Each Fund may enter into both interest rate futures contracts and foreign currency futures contracts on domestic and foreign exchanges. A futures contract to sell a debt security or foreign currency (a "short" futures position), creates an obligation by the seller to deliver a specified amount of the underlying security or foreign currency at a certain future time and price. A futures contract to purchase a debt security or foreign currency (a "long" futures position) creates an obligation by the purchaser to take delivery of a specified amount of the underlying security or foreign currency at a certain future time and price. Although the terms of futures contracts specify actual delivery or receipt of the underlying commodity, futures contracts generally are closed out before the delivery date without making or taking delivery by entering into an opposite position in the same commodity on the same (or a linked) exchange.

Upon entering into a futures contract, a Fund will be required to deposit with a broker an amount of cash or cash equivalents equal to approximately 1% to 5% of the contract price, which amount is subject to change by the exchange on which the contract is traded or by the broker. This amount, which is known as "initial margin," does not involve the borrowing of funds to finance the transactions; rather, it is in the nature of a performance bond or good faith deposit on the contract that will be returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the price of the instrument underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable ("marking-to-market").

INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract provides for the future sale and purchase of a specified amount of a certain debt security at a stated date, place and price. The Funds may enter into interest rate futures contracts to protect against fluctuations in interest rates affecting the value of debt securities that a Fund either holds or intends to acquire. Interest rate futures contracts currently are based on long-term Treasury Bonds, Treasury Notes, three-month Treasury Bills and Government National Mortgage Association modified pass-through mortgage-backed securities ("GNMA pass-through securities"), and 90-day commercial paper.

FOREIGN CURRENCY FUTURES CONTRACTS. A foreign currency futures contract provides for the future sale and purchase of a specified amount of a certain foreign currency at a stated date, place and price. The Funds may enter into foreign currency futures contracts to attempt to establish the rate at which it would be entitled to make a future exchange of United States dollars for another currency. At present, foreign currency futures contracts are based on British pounds, German deutsche marks, Canadian dollars, Japanese yen, French francs, Swiss francs, and ECUs.

OPTIONS ON FUTURES CONTRACTS. The Funds may purchase and sell put and call options on interest rate futures contracts as a hedge against changes in interest rates and on foreign currency futures contracts as a hedge against fluctuating currency values, in lieu of purchasing and writing options directly on the underlying security or currency or purchasing and selling the underlying futures contracts.

The purchase of an option on an interest rate futures contract will give the Funds the right to enter into a futures contract to purchase (in the case of a call option) or to enter into a futures contract to sell (in the case of a put option) a particular debt security at a specified exercise price at any time prior to the expiration date of the option. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus related transaction costs. A call option sold by a Fund exposes the Fund during the term of the option to the possible loss of an opportunity to realize appreciation in the market price of the underlying security or to the possible continued holding of a security which might otherwise have been sold to protect against depreciation in the market price of the security. In selling puts, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price. Options on interest rate futures contracts currently are available with respect to Treasury Bonds, Treasury Notes, and Eurodollars.

OPTIONS ON INTEREST RATE FUTURES. Each Fund may purchase a put option on an interest rate futures contract to hedge against a decline in the value of its portfolio securities as a result of rising interest rates. Each Fund may purchase a call option on an interest rate futures contract to hedge against the risk of an increase in the price of securities it intends to purchase resulting from declining interest rates. The Funds may sell put and call options on interest rates futures contracts as part of closing sale transactions to terminate its option positions.

OPTIONS ON FOREIGN CURRENCY FUTURES. The purchase of options on foreign currency futures contracts gives each Fund the right to enter into a futures contract to purchase (in the case of a call option) or to sell (in the case of a put option) a particular currency at a specified price at any time during the period before the option expires. Options on foreign currency futures currently are available with respect to British pounds, German deutsche marks and Swiss francs. The Funds may purchase options on foreign currency futures as a hedge against fluctuating currency values.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS. The Funds may engage in foreign currency exchange transactions to hedge against uncertainty in the level of future exchange rates. The Funds may conduct its currency exchange transactions on a "spot" (I.E., cash) basis at the rate then prevailing in the currency exchange market, or on a forward basis, by entering into futures or forward contracts to purchase or sell currency. The Fund's dealings in foreign currency exchange contracts is limited to hedging.

FORWARD FOREIGN CURRENCY CONTRACTS. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the date of the contract. Forward currency contracts are entered into in the interbank market on a principal basis directly between currency dealers, which usually are large commercial banks and brokerage houses, and their customers, and therefore generally involve no margin, commissions or other fees. Forward currency contracts will establish a rate of exchange that can be achieved in the future and thus limit the risk of loss due to a decline in the value of the hedged currency but also limit any potential gain that might result in the event the value of the currency increases.

OPTIONS ON FOREIGN CURRENCY. The Funds may also purchase and sell put and call options for the purpose of hedging against changes in future currency exchange rates. An option on a foreign currency gives the purchaser, in return for a premium paid plus related transaction costs, the right to sell (in the case of a put option) or to buy (in the case of a call option) the underlying currency at a specified price until the option expires. The value of an option on foreign currency depends upon the value of the foreign currency when compared to the value of the United States dollar. Currency options traded on United States or other exchanges may be subject to position limits, which may affect the ability of the Fund to hedge its positions. The Funds will purchase and sell options on foreign exchanges to the extent permitted by the Commodity Futures Trading Commission ("CFTC").

The Funds may purchase or sell options on currency only when the Adviser believes that a liquid secondary markets exists for these options; however, no assurance can be given that a liquid secondary market will exist for a particular option at any specific time.


RISK FACTORS AND SPECIAL CONSIDERATIONS. FUTURES CONTRACTS AND RELATED OPTIONS. A Fund will not use leverage when it enters into long futures contracts or related options. For each long position that a Fund enters into, it will segregate cash or cash equivalents having a value equal to the market value of the contract as collateral with the custodian of the Fund. A Fund will not enter into futures contracts and related options if as a result the aggregate of the initial margin deposits on a Fund's existing futures and premiums paid for unexpired options exceeds 5% of the fair market value of that Fund's assets.



Using futures contracts and related options involves certain risks, including
(1) the risk of imperfect correlation between fluctuations in the value of a futures contract and the portfolio security that is being hedged; (2) the risk that a Fund may underperform a fund that does not make use of these instruments; (3) the risk that no active market will be available to offset a position; and (4) the risk that the Adviser will not be able to predict correctly movements in the direction of the interest rate and foreign currency markets. Loss from futures transactions is potentially unlimited.


Certain exchanges on which futures are traded may establish daily limits in the amount that the price of a futures or related option contract may fluctuate from the previous day's settlement price. When a daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. If a daily limit were reached, a Fund might be prevented from liquidating unfavorable positions and thus incur losses. In certain situations, a Fund might be unable to close a position and might also have to make daily cash payments of variation margin.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Foreign currency futures contracts and related options, forward foreign currency contracts and options on foreign currency may be traded on foreign exchanges. The regulation of transactions on these exchanges may be less extensive than the regulation of transactions on United States exchanges. The Funds will trade only those options approved by the CFTC.

Transactions on foreign exchanges also may not involve a clearing mechanism and related guarantees and may be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be affected adversely by (1) other, foreign political, legal and economic factors; (2) a lack of information on which to make trading decisions compared to that which is available in the United States; (3) a delay in the ability to act on significant events occurring in the foreign markets during non-business hours in the United States; (4) different exercise and settlement terms from those imposed in the United States; and (5) less trading volume than occurs on United States exchanges.


In addition, foreign exchanges offer less protection against defaults in the forward trading of currencies than is available on United States exchanges. Because a forward foreign currency contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the Fund of unrealized profits or would force the Fund to cover its commitments for purchase of resale, if any, at the current market price.



PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION. The Adviser, and the Subadviser in the case of the Growth Fund, places orders for the purchase and sale of securities, supervises their execution and negotiates brokerage commissions on behalf of each Fund. For purposes of this section, discussion of the Adviser includes the Subadviser, but only with respect to the Growth Fund. It is the practice of the Adviser to seek the best prices and best execution of orders and to negotiate brokerage commissions which in the Adviser's opinion are reasonable in relation to the value of the brokerage services provided by the executing broker.
Brokers who have executed orders for the Funds are asked to quote a fair commission for their services. If the execution is satisfactory and if the requested rate approximates rates currently being quoted by the other brokers selected by the Adviser, the rate is deemed by the Adviser to be reasonable. Brokers may ask for higher rates of commission if all or a portion of the securities involved in the transaction are positioned by the broker, if the broker believes it has brought a Fund an unusually favorable trading opportunity, or if the broker regards its research services as being of exceptional value, and payment of such commissions is authorized by the Adviser after the transaction has been consummated. If the Adviser more than occasionally differs with the broker's appraisal of opportunity or value, the broker would not be selected to execute trades in the future. The Adviser believes that each Fund benefits with a securities industry comprised of many and diverse firms and that the long-term interest of shareholders of the Funds is best served by its brokerage policies which include paying a fair commission rather than seeking to exploit its leverage to force the lowest possible commission rate. The primary factors considered in determining the firms to which brokerage orders are given are the Adviser's appraisal of the firm's ability to execute the order in the desired manner, the value of research services provided by the firm, and the firm's attitude toward and interest in mutual funds in general, including the sale of mutual funds managed and sponsored by the Adviser. The Adviser does not offer or promise to any broker an amount or percentage of brokerage commissions as an inducement or reward for the sale of shares of the Funds. Over-the-counter purchases and sales are transacted directly with principal market-makers except in those circumstances where in the opinion of the Adviser better prices and execution are available elsewhere.


In general terms, the nature of research services provided by brokers encompasses statistical and background information, and forecasts and interpretations with respect to U.S. and foreign economies, U.S. and foreign money markets, fixed income markets and equity markets, specific industry groups, and individual issues. Research services will vary from firm to firm, with broadest coverage generally from the large full-line firms. Smaller firms in general tend to provide information and interpretations on a smaller scale, frequently with a regional emphasis. In addition, several firms monitor federal, state, local and foreign political developments; many of the brokers also provide access to outside consultants. The outside research assistance is particularly useful to the Adviser's staff since the brokers as a group tend to monitor a broader universe of securities and other matters than the Adviser's staff can follow. In addition, it provides the Adviser with a diverse perspective on financial markets. Research and investment information is provided by these and other brokers at no cost to the Adviser and is available for the benefit of other accounts advised by the Adviser and its affiliates and not all of this information will be used in connection with the Funds. While this information may be useful in varying degrees and may tend to reduce the Adviser's expenses, it is not possible to estimate its value and in the opinion of the Adviser it does not reduce the Adviser's expenses in a determinable amount. The extent to which the Adviser makes use of statistical, research and other services furnished by brokers is considered by the Adviser in the allocation of brokerage business but there is no formula by which such business is allocated. The Adviser does so in accordance with its judgment of the best interest of the Funds and their shareholders.

Purchases and sales of fixed-income securities will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each Fund will also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed-income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed-income securities transactions consists primarily of dealer spreads and underwriting commissions.

In purchasing and selling fixed-income securities, it is the policy of each Fund to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors, such as the dealer's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily pay the lowest spread or commission available.

Each Fund may, in circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to the Funds. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information of other securities firms.


During the fiscal year ended December 31, 1995, each of the Funds listed below paid total brokerage commission indicated below.

          Brokerage Commissions Paid During 1995 Fiscal Year
Northstar Growth Fund                        $8326.73
Northstar Income and Growth Fund             $8468.78
Northstar Multi-Sector Bond Fund             $ 375
Northstar High Yield Bond Fund               $ -0-


PORTFOLIO TURNOVER. A change in securities held in the portfolio of a Fund is known as "Portfolio Turnover" and may involve the payment by a Fund of dealer mark-ups or brokerage or underwriting commissions and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Portfolio turnover rate for a fiscal year is the percentage determined by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities by the average of the value of portfolio securities during such year, all excluding securities whose maturities at acquisition were one year or less. A Fund cannot accurately predict its turnover rate, however the rate will be higher when a Fund finds it necessary to significantly change its portfolio to adopt a temporary defensive position or respond to economic or market events. A high turnover rate would increase commission expenses and may involve realization of gains. The ability of a Fund to make purchases and sales of securities and to engage in options and futures transactions will be limited by certain requirements of the Internal Revenue Code, including a requirement that less than 30% of the Fund's annual gross income be derived from gains on the sale of securities and certain other assets held for less than three months.

SERVICES OF THE ADVISER AND ADMINISTRATOR.   Pursuant to an Investment Advisory
Agreement with the Funds, Northstar Investment Management Corporation acts as the investment adviser to each Fund. In this capacity, the Adviser, subject to the authority of the Trustees, and subject to certain responsibilities being delegated to the Subadviser for the Growth Fund, is responsible for furnishing continuous investment supervision to the Funds and is responsible for the management of the Funds' portfolios.


The Adviser is an indirect, majority owned subsidiary of ReliaStar Financial Corporation ("ReliaStar"). Combined minority interests held by members of senior management currently equal 20%. ReliaStar is a publicly traded holding company whose subsidiaries specialize in the insurance business. Through the Affiliated Insurance Companies and other subsidiaries, ReliaStar issues and distributes individual life insurance and annuities, employee benefit contracts, retirement contracts and life and health reinsurance, and mutual funds and provides related investment management services. The address of the Adviser is Two Pickwick Plaza, Greenwich, CT 06830. The address of ReliaStar is 20 Washington Avenue South, Minneapolis, MN 55401.


The Adviser charges a fee at the annual rate of .75% on the first $250,000,000 of aggregate average daily net assets of each Fund, .70% on the next $250,000,000 of such assets, .65% on the next $250,000,000 of such assets; .60%
on the next $250,000,000 of such assets, and .55% on the remaining aggregate daily net assets of each Fund in excess of $1 billion.

Northstar Administrators Corporation ("Administrator") serves as administrator for the Funds pursuant to an Administrative Services Agreement with the Funds. The Administrator is an affiliate of the Adviser. The address of the Administrator is Two Pickwick Plaza, Greenwich, Connecticut 06830. Subject to the supervision of the Board of Trustees, the Administrator provides the overall business management and administrative services necessary to the proper conduct of the Funds' business, except for those services performed by the Funds' Adviser under the Investment Advisory Agreement, and the custodian and accounting agent for the Funds under the Custodian Agreement.

The Administrator acts as liaison among these service providers to the Funds. The Administrator is also responsible for ensuring that the Funds operate in compliance with applicable legal requirements and for monitoring the Adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Funds.

The Administrator's fee is accrued daily against the value of each Fund's net assets and is payable by each Fund monthly. The fee is computed daily and payable monthly, at an annual rate of .10% of each Fund's average daily net assets.

The Investment Advisory Agreement was approved by the Trustees of the Trust on January 26, 1994, and by the sole Shareholder of each Fund on April 15, 1994. The Investment Advisory Agreement became effective on May 2, 1994 and will continue in effect until May 1, 1996.

Thereafter, the Investment Advisory Agreement will continue in effect from year to year if specifically approved annually (a) by the Trustees, acting separately on behalf of each Fund, including a majority of the Disinterested Trustees, or by (b) a majority of the outstanding voting securities of each Fund as defined in the 1940 Act.

The Investment Advisory Agreement may be terminated without penalty at any time by a similar vote upon 60 days' notice or by the Adviser upon 60 days' written notice and will automatically terminate in the event of its assignment as defined in Section 2(a)(4) of the 1940 Act.

The Administrative Services Agreement was approved by the Trustees of the Trust on January 26, 1994. The Agreement became effective on May 2, 1994 and will continue in effect until May 1, 1996, and from year to year thereafter, provided such continuance is approved annually by a majority of the Trustees of the Trust.


During the fiscal years ended December 31, 1994 and 1995, the Funds paid the Adviser and Administrator the following investment advisory and administrative fees, respectively:

                                         Advisory Fees       Administrative Fees
                                       ------------------    -------------------
                                         1995      1994        1995      1994
                                       -------   --------    --------   --------
Growth Fund (1)                        $23,854   18,145      $3,180      1,753
Income and Growth Fund (2)             $40,195   13,661      $5,359      1,822
Multi-Sector Fund (3)                  $23,984   12,911      $3,198      1,724
High Yield Fund (4)                    $27,922   12,580      $3,723      1,677

(1) Does not reflect expense reimbursements, respectively, of $39,351 and 25,423.
(2) Does not reflect expense reimbursements, respectively, of $50,661 and 25,973.
(3) Does not reflect expense reimbursements, respectively, of $40,437 and 24,275.
(4) Does not reflect expense reimbursements, respectively, of $48,482 and 25,975.



SERVICES OF THE SUBADVISER. Pursuant to a Subadvisory Agreement between the Adviser and the Subadviser, effective February 1, 1996, Navellier Fund Management, Inc. serves as subadviser to the Growth Fund. In this capacity, Navellier, subject to the supervision and control of the Adviser and the Trustees of the Growth Fund, will manage the Growth Fund's portfolio investments, consistently with such Fund's investment objective, and will execute any of the Growth Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Subadvisory Agreement will accrue daily and be paid monthly by the Adviser. As compensation for its services, the Adviser will pay the Subadviser at the annual rate of 0.48 of 1% of the average daily net assets of the Growth Fund.

The Subadviser is wholly owned and controlled by its sole stockholder, Louis G. Navellier. The Subadviser's address is 920 Incline Way, Incline Village, Nevada 89450. The Subadvisory Agreement was approved by the Trustees of the Fund on December 1, 1995, and by vote of shareholders of the Fund on January 31, 1996. The Subadvisory Agreement may be terminated without payment of any penalty by the Adviser, the Subadviser, the Trustees of the Fund or the shareholders on not more than 60 nor less than 30 days' prior written notice. Otherwise, the Subadvisory Agreement will remain in effect for two years and will, thereafter, continue in effect from year to year, subject to the annual approval of the Trustees of the Growth Fund, or the vote of a majority of the outstanding voting securities of the Growth Fund, and the vote, cast in person at a meeting duly called and held, of a majority of the Trustees of Growth Fund who are not parties to the Subadvisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party.

NET ASSET VALUE. The net asset value per share of each Fund will be determined at the close of the general trading session of the New York Stock Exchange (the "Exchange"), on each business day the Exchange is open. The Exchange is scheduled to be closed on New Year's Day, President's Day (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The net asset value per share of each Fund is computed by dividing the value of such Fund's securities, plus any cash and other assets (including dividends and interest accrued but not collected) less all liabilities (including accrued expenses) by the number of shares of the Fund outstanding. See the Trust's current Prospectus for more information.

PURCHASES, REDEMPTIONS, AND EXCHANGE TRANSACTIONS. For information on purchases and redemptions of shares, see "Purchase of Shares" and "Redemption of Shares" in the Trust's Prospectus. The Trust may suspend the right of redemption of shares of any Fund and may postpone payment for more than seven days for any period: (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; (ii) when the Securities and Exchange Commission determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (iii) as the Securities and Exchange Commission may by order permit for the protection of the security holders of the Funds; or (iv) at any other time when the Funds may, under applicable laws and regulations, suspend payment on the redemption of their shares.

Shares of any Fund may be exchanged for shares of any other Funds. Exchanges are treated as a redemption of shares of one Fund and a purchase of shares of one or more of the other Funds and are effected at the respective net asset value per share of each Fund on the date of the exchange. The Trust reserves the right to modify or discontinue its exchange privilege at any time without notice.

Variable Contract Owners do not deal directly with the Trust with respect to the purchase, redemption, or exchange of shares of a Fund, and should refer to the prospectus for the Variable Contract for information on allocation of premiums and on transfers of account value among divisions of the insurance company separate account that invest in the Funds.

The Trust reserves the right to discontinue offering shares of one or more Funds at any time. In the event that a Fund ceases offering its shares, any investments allocated by the insurance company to such Fund will be invested in the fixed account portfolio or any successor to such portfolio.

DIVIDENDS AND DISTRIBUTIONS. Net investment income of the Northstar High Yield and Multi-Sector Bond Funds is declared as dividends daily and paid quarterly. For the Northstar Growth, and Income and Growth Funds, net investment income will be declared and paid quarterly. Any net realized long-term capital gains (the excess of net long-term capital gains over net short-term capital losses) for any Fund will be declared and paid at least once annually. Net realized short-term capital gains may be declared and paid more frequently.


FEDERAL INCOME TAX STATUS. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. Accordingly, a Fund generally expects not to be subject to federal income tax if it meets certain source of income, diversification of assets, income distribution, and other requirements, to the extent it distributes its investment company taxable income and its net capital gains.


Distributions of investment company taxable income (which includes among other items, interest, dividends, and net realized short-term capital gains in excess of net realized long-term capital losses) and of net realized capital gains, whether received in cash or additional shares, are included in the gross income of the shareholder (Variable Account). Distributions of investment company taxable income are treated as ordinary income for tax purposes in the hands of a separate account. Net capital gains designated as capital gain distributions by a Fund will, to the extent distributed, be treated as long-term capital gains in the hands of the Variable Account regardless of the length of time the Variable Account may have held the shares. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November, or December of that year to the shareholder of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to the Variable Account in the calendar year in which they are declared, rather than the calendar year in which they are received. Tax consequences to the Variable Contract Owners are described in the prospectus for the Variable Account.


If a Fund invests in stock of certain foreign corporations that generate largely passive investment-type income, or which hold a significant percentage of assets that generate such income (referred to as "passive foreign investment companies" or "PFICs"), these investments would be subject to special tax rules designed to prevent deferral of U.S. taxation of the Fund's share of the PFIC's earnings. In the absence of certain elections to report these earnings on a current basis, regardless of whether the Fund actually receives any distributions from the PFIC, investors in the Fund would be required to report certain "excess distributions" from, and any gain from the disposition of stock of, the PFIC as ordinary income. This ordinary income would be allocated ratably to the Fund's holding period for the stock. Any amounts allocated to prior years would be taxable at the highest rate of tax applicable in that year, increased by an interest charge determined as though the amounts were underpayments of tax.


Certain requirements relating to the qualification of a Fund as a regulated investment company under the Code may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, or forward contracts. In addition, certain Fund investments may generate income for tax purposes which must be distributed even though cash representing such income is not received until a later period. To timely meet its distribution requirements, the Fund may in those circumstances be forced to raise cash by other means, including borrowing or disposing of assets at a time when it may not otherwise be advantageous to do so.

To comply with regulations under Section 817(h) of the Code, each Fund generally will be required to diversify its investments, so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. or an agency or instrumentality of the U.S. is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable. These regulations will limit the ability of a Fund to invest more than 55% of its assets in direct obligations of the U.S. Treasury or in obligations which are deemed to be issued by a particular agency or instrumentality of the U.S. Government. If a Fund fails to meet the diversification requirements under Code Section 817(h), income with respect to Variable Contracts invested in the Fund at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of such Variable Contracts and income for prior periods with respect to such Contracts also would be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences also could ensue.

In connection with the issuance of the regulations governing diversification under Section 817(h) of the Code, the Treasury Department announced that it would issue future regulations or rulings addressing the circumstances in which a Variable Contract owner's control of the investments of a separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by a separate account. If the Variable Contract Owner is considered the owner of the securities underlying a separate account, income and gains produced by those securities would be included currently in the Variable Contract owner's gross income. Although it is not known what standards will be incorporated in future regulations or other pronouncements, the Treasury staff has indicated informally that it is concerned that there may be too much contract owner control where the Fund underlying a separate account invests solely in securities issued by companies in a specific industry. Similarly, the ability of a contract owner to select a Fund representing a specific economic risk may also be prescribed. These future rules and regulations proscribing investment control may adversely affect the ability of the Funds to operate as described in this Prospectus. There is, however, no certainty as to what standard, if any, Treasury will ultimately adopt, and there can be no certainty that the future rules and regulations will not be given retroactive application. In the event that unfavorable rules or regulations are adopted, there can be no assurance that these or other Funds will be able to operate as currently described in the Prospectus, or that a Fund will not have to change its investment objectives, investment policies, or investment restrictions. While a Fund's investment objective is fundamental and may be changed only by a vote of a majority of its outstanding shares, the Trustees have reserved the right to modify the investment policies of a Fund as necessary to prevent any such prospective rules and regulations from causing the Variable Contract Owners to be considered the owners of the Funds underlying the Variable Account.

Reference is made to the prospectus of the Variable Account for information regarding the federal income tax treatment of distributions to the Variable Account.


TRUSTEES AND OFFICERS. The Trustees and principal Officers of the Fund and their business affiliations for the past five years are set forth below. Unless otherwise noted, the mailing address of the Trustees and Officers of the Fund is c/o Northstar Investment Management Corporation, Two Pickwick Plaza, Greenwich, CT 06830. "A" signifies a member of the Audit Committee, and "V" signifies a member of the Valuation Committee, of the Board.



JOHN TURNER * -- TRUSTEE AND CHAIRMAN. Chairman and Chief Executive Officer of ReliaStar Financial Corp. and Northwestern National Life Insurance Co. (NWNL) since May 1993, and Chairman of other ReliaStar affiliated insurance companies since 1995. Prior to May 1993, President and Chief Executive Officer of ReliaStar and NWNL. Director of Northstar and affiliates and Trustee and Chairman of other Northstar affiliated investment companies.

MARK L. LIPSON * -- TRUSTEE AND PRESIDENT. Director, Chairman and Chief Executive Officer of Northstar Investment Management Corporation and NWNL Northstar, Inc. Director and President of Northstar Administrators Corporation and Director, Chairman, Chief Executive Officer of Distributors, Inc. Trustee and President of other Northstar affiliated investment companies. Prior to August, 1993, Director, President and Chief Executive Officer of National Securities & Research Corporation and President and Director/Trustee of the National Affiliated Investment Companies and certain of National's subsidiaries.


PAUL S. DOHERTY -- TRUSTEE. (A). President, Doherty, Wallace, Pillsbury and Murphy, P.C., Director, Tambrands, Inc. Trustee of other Northstar affiliated investment companies.

ROBERT B. GOODE, JR. -- TRUSTEE. (V). Retired. From 1990 to 1991, Chairman of The First Reinsurance Company of Hartford. From 1987 to 1989, President and Director of American Skandia Life Assurance Company. Trustee of other Northstar affiliated investment companies.

ALAN R. GOSULE. -- TRUSTEE. (A). Partner, Rogers & Wells. Director, F.L. Putnam Investment Management Company.

WALTER H. MAY, JR. -- TRUSTEE. (A). Retired. Former Marketing Director for Piper Jaffray, Inc.

DAVID W.C. PUTNAM. -- TRUSTEE (v).   President and Director of F.L. Putnam
Securities Company F.L. Putnam Investment Management Co., Interstate Power Co., Trust Realty Corp. and Bow Ridge Mining Co; Director of Anchor Investment Management Corp; President and Trustee of Anchor Capital Accumulation Trust, Anchor International Bond Trust, Anchor Gold and Currency Trust, Anchor Resources and Commodities Trust and Anchor Strategic Assets Trust.

JOHN R. SMITH -- TRUSTEE. (A). President (since 1991) of New England Fiduciary Company; Chairman (since 1987) Massachusetts Educational Financing Authority; Vice Chairman of Massachusetts Health and Education Authority, and former Financial Vice President of Boston College (1970-1991).

DAVID W. WALLACE -- TRUSTEE. (A)(V). Chairman of FECO Engineered Systems, Inc., Lone Star Industries and Putnam Trust Company. He is also President and Trustee of Robert R. Young Foundation and Governor of the New York Hospital. Director of UMC Electronics and Zurn Industries, Inc. Former Chairman and Chief Executive Officer, Todd Shipyards and Bangor Punta Corporation, and former Chairman and Chief Executive Officer of National Securities & Research Corporation, and Chairman and Director/Trustee of the National Affiliated Investment Companies. Trustee of other Northstar affiliated investment companies.

ERNEST N. MYSOGLAND -- VICE PRESIDENT. Executive Vice President and Chief Investment Officer-Equities of Northstar Investment Management Corporation. From 1992 to August 1993, Senior Vice President and Chief Investment Officer-Equities of National Securities & Research Corporation and Vice President of National Affiliated Investment Companies. Prior to joining National in 1992, Mr. Mysogland was the President & Chief Investment Officer of Reinoso Asset Management. From 1988 to 1991, Mr. Mysogland was Executive Vice President and Chief Investment Officer of Gintel Equity Management. Vice President of other Northstar affiliated investment companies.

THOMAS OLE DIAL -- VICE PRESIDENT. Executive Vice President and Chief Investment Officer- Fixed Income of Northstar Investment Management Corporation. From 1989 to August 1993, Executive Vice President and Chief Investment Officer-Fixed Income of National Securities & Research Corporation. From 1988 to 1989, President, Dial Capital Management. Vice President of other Northstar affiliated investment companies.

GEOFFREY WADSWORTH -- VICE PRESIDENT. Vice President of Northstar Investment Management Corporation and Portfolio Manager. Former Vice President and Portfolio Manager of National Securities & Research Corp. Vice President of other Northstar affiliated investment companies.

AGNES MULLADY -- VICE PRESIDENT AND TREASURER. Senior Vice President and Chief Financial Officer of NIMC, Senior Vice President and Treasurer of Northstar Administrators Corporation, and Vice President and Treasurer of Northstar Distributors, Inc. From 1987 to 1993 Treasurer and Vice President of National Securities & Research Corporation. Vice President and Treasurer of other Northstar affiliated investment companies.

LISA M. HURLEY - VICE PRESIDENT AND SECRETARY. Senior Vice President, General Counsel and Secretary of NIMC. Executive Vice President and Secretary of Northstar Administrators Corporation, and Vice President and Secretary of NWNL Northstar Distributors, Inc. Vice President and Secretary of other Northstar affiliated investment companies.


* Messrs. Turner and Lipson are each deemed to be an "interested person" within the meaning of the 1940 Act.


NIMC and Northstar Administrators Corporation makes their personnel available to serve as Officers and "Interested Trustees" of the Fund. All Officers and Interested Trustees of the Fund are compensated by NIMC or Northstar Administrators Corporation. Trustees who are not "interested persons" of the adviser are paid an annual retainer fee of $500, which fee is allocated evenly among the Funds. No meeting or committee fees will be paid until combined assets in the Funds reach $50 million; however the Funds reimburse Trustees for all expenses incurred by them in connection with such meetings. The Funds currently have an Audit Committee (members noted by (a), a Valuation Committee (members noted by (v), and a Nominating Committee consisting of all of the Independent Trustees. On March 31, 1995, no Officer or Trustee of the Funds, owned beneficially or of record or had an interest in shares of any Fund.


OTHER INFORMATION

INDEPENDENT ACCOUNTANTS. Coopers & Lybrand L.L.P. has been selected as the independent accountants for the Trust. Coopers & Lybrand L.L.P. will audit the Trust's annual financial statements and express an opinion thereon.

CUSTODIAN/ACCOUNTING SERVICES AGENT. State Street Bank and Trust Company acts as custodian of the Fund's assets and performs fund accounting services.

REPORTS TO SHAREHOLDERS. The fiscal year of the Trust ends on December 31. Each Fund will send financial statements to its shareholders at least semi-annually. An annual report containing financial statements audited by the independent accountants will be sent to shareholders each year.

SHAREHOLDER AND TRUSTEE RESPONSIBILITY. Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of the disclaimer must be given in each agreement, obligation or instrument entered into or executed by the Trust or Trustees. The Declaration of Trust provides for indemnification of any shareholder held personally liable for the obligations of the Trust and also provides for the Trust to reimburse the shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

Under the Declaration of Trust, the trustees or officers are not liable for actions or failure to act; however, they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. The Trust provides indemnification to its trustees and officers as authorized by the 1940 Act and the rules and regulations thereunder.


FINANCIAL STATEMENTS. The Northstar/NWNL Trust's audited financial statements dated December 31, 1995 and the report of the independent accountants, Coopers & Lybrand, L.L.P. with respect to such financial statements, are hereby incorporated by reference to the Annual Report to Shareholders of the Northstar/NWNL Trust for the fiscal year ended December 31, 1995.


REGISTRATION STATEMENT. A registration statement has been filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act. The Prospectus and this Statement of Additional Information do not contain all information set forth in the registration statement, its amendments and exhibits thereto that the Trust has filed with the Securities and Exchange Commission, Washington, D.C., to all of which reference is hereby made.

PERFORMANCE INFORMATION. Each Fund may, from time to time, include its total return and the Northstar Multi-Sector Bond and Northstar High Yield Bond Funds may include their yields in advertisements or reports to shareholders or prospective investors. Performance information for the Funds will not be advertised or included in sales literature unless accompanied by comparable performance information for a Separate Account to which the Funds offer their shares.

A. TOTAL RETURN. Standardized quotations of average annual total return for a Fund will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in the Fund over periods of 1,5 and 10 years (or up to the life of the Fund), calculated pursuant to the following formula: P(1 + T) to the power of n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of Fund expenses (on an annual basis), and assume that all dividends and distributions on shares are reinvested when paid.


The total return for each Fund, so calculated, for the period since inception of each Fund (May 6, 1994) and for the one year period ended December 31, 1995 is set forth below:

                    Growth Fund    Income and Growth   Multi-Sector   High Yield

Since Inception     16.75%             13.77%             9.75%        10.22%

One Year            24.78%             21.39%            14.97%        18.55%


Performance information for the Funds may be compared in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), or other unmanaged indices so that investors may compare each Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general;
(ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund; (iv) well known monitoring sources of CD performance rates such as Salomon Brothers, Federal Reserve Bulletin, American Bankers, Tower Data/The Wall Street Journal. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted below. Such data will be computed as described above, except that the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return.

B. YIELD. Yield is the net annualized yield based on a specified 30-day (or one month) period assuming a semiannual compounding of income. Yield is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

       Yield = 2[(a-b + 1)6  -1]
                 cd
Where:

       a  =    dividends and interest earned during the period, including the amortization of market premium or accretion of market discount
       b  =    expenses accrued for the period (net of reimbursements)
       c  =    the average daily number of shares outstanding during the
               period that were entitled to receive dividends
       d  =    the maximum offering price per share on the last day of the period

To calculate interest earned (for the purpose of "a" above) on debt obligations, each Fund computes the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of the last business day of the month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The yield to maturity is then divided by 360 and the quotient is multiplied by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the Fund's portfolio.

Solely for the purpose of computing yield, the Funds recognize dividend income by accruing 1/360 of the stated dividend rate of a security in the portfolio. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price. Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be declared as a dividend shortly thereafter.


The yield for each of the Northstar Multi-Sector Bond Fund and Northstar High Yield Bond Fund, so calculated, for the one month period ended December 31, 1995 was 7.25% and 8.78%, respectively.


Quotations of yield or total return for the Funds will not take into account charges and deductions against the Variable Account to which the Funds' shares are sold or charges and deductions against the Variable Contracts issued by Northwestern National or its affiliates. The Funds' yield and total return should not be compared with mutual funds that sell their shares directly to the public since the figures provided do not reflect charges against the Variable Account or the Variable Contracts. Performance information for any Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period in which the calculations are based. Performance information should be considered in light of the Funds' investment objectives and policies, characteristics and quality of the portfolios and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

                                     PART C
                                OTHER INFORMATION

ITEM 24.       FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements:
     Included in Part A: Financial Highlights for a share outstanding throughout the period May 6, 1994 (commencement of operations) through December 31, 1995.


     Included in Part B: The Audited Financial Statements as of December 31, 1995 for the fiscal year ended December 31, 1995, and the report of the Independent Accountants, including the following:

                    Statement of Assets and Liabilities
                    Statement of Operations
                    Statement of Changes in Net Assets
                    Portfolio of Investments
                    Notes to Financial Statements

      are incorporated in the Statement of Additional Information for the Trust by reference to the Annual Report to Shareholders for the Trust for the fiscal year ended December 31, 1995.


(b)       EXHIBITS  - NORTHSTAR/NWNL TRUST


          (1)       Declaration of Trust*
          (2)       By-Laws*
          (3)(4)         N/A
          (5)(a)    Investment Advisory Agreement*
          (5)(b)    Form of Subadvisory Agreement
          (6)       N/A
          (8)       Custody Agreement*
          (9)       Administrative Services Agreement*
          (10)      Opinion of Counsel*
          (11)      Consent of Independent Public Accountants*
          (12)      Annual Report to Shareholders*
          (13)      N/A
          (14)      N/A
          (15)      N/A
          (16)      Performance Information*
          (17)      Powers of Attorney
          (18)      N/A


----------------------------

ITEM  25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT


Northwestern National Life Insurance Company and Northern Life Insurance Company, and ReliaStar Bankers Security Life Insurance Co., which are affiliated through a common parent company, ReliaStar Financial Corp., on behalf of their respective separate accounts, together own a majority of the outstanding shares of the Trust. These insurance companies will vote shares of the Trust in accordance with instructions of contract owners having interests in these separate accounts.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES


As of December 31, 1995, the Trust had three security holders.


ITEM 27.  INDEMNIFICATION

Section 4.3 of Registrant's Declaration of Trust provides the following:

(a)  Subject to the exceptions and limitations contained in paragraph (b) below:

     (i) every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof; and

     (ii) the word "claim", "action", "suit" or "proceeding" shall apply to all claims, actions or suits or proceedings (civil, criminal, administrative or other including appeals), actual or threatened; and the words "liability" and "expenses" shall include without limitation, attorneys fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)  No indemnification shall be provided hereunder to a Trustee or officer:

     (i) against any liability to the Trust, a series thereof, or the Shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought or that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

     (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in reasonable belief that his action was in the best interest of the Trust; and

     (iii)in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b) (i) or (b) (ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

(A)  by the court or other body approving the settlement or other disposition;
     or

(B) based upon the review of readily available facts (as opposed to full trial-type inquiry) by (x) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

(C) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

(D) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this
     Section 4.3 may be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

     (i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient or the Trust shall be insured against losses arising out of any such advances; or

     (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4.3, a "Disinterested Trustee" is one who is not (i) an Interested Person of the Trust (including anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in connection with the successful defense of any action suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy, as expressed in the Act and be governed by final adjudication of such issue.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF  INVESTMENT ADVISER


See "Management of the Funds" in the Prospectus and Services of the Adviser and Administrator" Services of the Subadviser, and "Trustees and Officers" in the Statement of Additional Information, each of which is included in the Registration Statement.

Set forth below is a list of each officer and director of the Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since December 31, 1993.

                    POSITION WITH       OTHER SUBSTANTIAL
                    INVESTMENT          BUSINESS, PROFESSION
NAME                ADVISER             VOCATION OR EMPLOYMENT
----                -------             ----------------------
----                -------             ----------------------
JOHN TURNER         DIRECTOR            CHAIRMAN AND CEO,
                                        RELIASTAR FINANCIAL CORP. AND
                                        NORTHWESTERN NATIONAL LIFE INS. CO.

JOHN FLITTIE        DIRECTOR            PRESIDENT AND COO, RELIASTAR FINANCIAL
                                        CORP. AND NORTHWESTERN NATIONAL LIFE
                                        INS. CO.

MARK L. LIPSON      CHAIRMAN/CEO        DIRECTOR AND OFFICER OF NORTHSTAR
                    DIRECTOR            DISTRIBUTORS, INC., NORTHSTAR
                                        ADMINISTRATORS CORP. AND NWNL NORTHSTAR,
                                        INC.

THOMAS OLE DIAL     EXECUTIVE VICE      VICE PRESIDENT, NORTHSTAR AFFILIATED
                    PRESIDENT - CHIEF   INVESTMENT COMPANIES, AND PRINCIPAL, TD
                    INVESTMENT OFFICER  ASSOCIATES INC.
                    FIXED INCOME

PRESCOTT CROCKER    VICE PRESIDENT/     VICE PRESIDENT, NORTHSTAR AFFILIATED
                    MANAGING DIRECTOR   INVESTMENT COS. FORMER VICE PRESIDENT
                                        AND PORTFOLIO MANAGER FOR BOSTON
                                        SECURITY COUNSELLORS, INC.

MARGARET PATEL      VICE PRESIDENT/     VICE PRESIDENT, NORTHSTAR AFFILIATE
                    MANAGING DIRECTOR   INVESTMENT COS.  FORMER VICE PRESIDENT
                                        AND PORTFOLIO MANAGER FOR BOSTON
                                        SECURITY COUNSELLORS, INC.

ROBERT J. ADLER     EXECUTIVE VICE      PRESIDENT, NORTHSTAR DISTRIBUTORS, INC.
                    PRESIDENT, SALES &
                    MARKETING

AGNES MULLADY       SR. VICE PRESIDENT  VICE PRESIDENT & TREASURER OF NORTHSTAR
                    AND CFO             AFFILIATES AND THE NORTHSTAR AFFILIATED
                                        INVESTMENT COS..

ERNEST MYSOGLAND    EXEC.VICE PRESIDENT VICE PRESIDENT - NORTHSTAR AFFILIATED
                    CHIEF INVESTMENT    INVESTMENT COMPANIES.
                    OFFICER - EQUITIES

GEOFFREY WADSWORTH  VICE PRESIDENT/
                    INVESTMENTS AND



Set forth below is a list of each officer and director of the subadviser indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since December 31, 1993.




Name and
Principal
Business Address      Principal Occupations During Past Two Years
----------------      --------------------------------------------
Louis Navellier       Principal, Director and President of Navellier Fund
920 Incline Way       Management, Inc. Mr. Navellier is and has been the CEO
Incline Village       and President of Navellier & Associates Incorporated, an
NV 89450              investment management company since 1988, and has been publisher and editor of MPT Review from August 1987 to the present, and was publisher and editor of the predecessor investment advisory newsletter OTC Insight, which he began in 1980 and wrote through
                      July 1987. Mr. Navellier is also Trustee, President, and Treasurer of the Navellier Series Fund and CEO, President, Treasurer, and
                      Secretary of Navellier Management Inc., the Investment Adviser to
                      the Navellier Series Fund. Mr. Navellier is also CEO, President,
                      Secretary, and Treasurer of Navellier & Associates, Inc.,
                      Navellier Publications, Inc., MPT Review Inc., and Navellier
                      International Management Inc.


                    PORTFOLIO MANAGER

JEFFREY AURIGEMMA   VICE PRESIDENT -
                    INVESTMENTS

MICHAEL GRAVES      VICE PRESIDENT
                    INVESTMENTS

LISA M. HURLEY      SR. VICE PRESIDENT  VICE PRESIDENT AND SECRETARY OF
                    GENERAL COUNSEL &   NORTHSTAR AFFILIATES AND NORTHSTAR
                    SECRETARY           AFFILIATED INVESTMENT COS.

GERTRUDE PURUS      VICE PRESIDENT      VICE PRESIDENT OF NORTHSTAR AFFILIATES
                    OPERATIONS

STEPHEN VONDRAK     VICE PRESIDENT      FORMER REGIONAL MARKETING
                    SALES & MARKETING   MANAGER, ROGER ENGEMANN
                                        AND ASSOCIATES, 1991-1994.

MARK SFARRA         VICE PRESIDENT -
                    MARKETING

ITEM 29 . PRINCIPAL UNDERWRITER

There is no principal underwriter for Registrant.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

State Street Bank and Trust Co., located at 225 Franklin Street, Boston, MA 02110-2804 maintains such records as Custodian, Transfer Agent and Fund Accounting Agent, for the Trust and each Series:

     (1)  Receipts and delivery of securities including certificate numbers;
     (2)  Receipts and disbursement of cash;
     (3) Records of securities in transfer, securities in physical possession, securities owned and securities loaned.
     (4)  Shareholder Records

All other records required by item 30(a) are maintained at the office of the Administrator, Two Pickwick Plaza, Greenwich, CT 06830.


ITEM 31.  Management Services

Not Applicable

ITEM 32.  Undertakings

(a) Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees when requested in writing to do so by the holders of at least 10% of the Trusts' outstanding shares of beneficial interest and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

(b) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Greenwich and the State of Connecticut on the 27th day of February, 1996.


                                   REGISTRANT

                              By:  MARK L. LIPSON
                                  --------------------------------------
                                   Mark L. Lipson, President


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

     SIGNATURES                    TITLE                    DATE

     JOHN G. TURNER           Chairman and             February 27, 1996
     John G. Turner*          Trustee


     MARK L. LIPSON           President  and           February  27, 1996
     Mark L. Lipson*          Trustee


     JOHN R. SMITH            Trustee                  February 27, 1996
     John R. Smith*


     PAUL S. DOHERTY          Trustee                  February  27, 1996
     Paul S. Doherty*


     DAVID W. WALLACE         Trustee                  February 27, 1996
     David W. Wallace*


     ROBERT B. GOODE, JR.     Trustee                  February 27, 1996
     Robert B. Goode, Jr.*

     WALTER MAY               Trustee                  February 27, 1996
     Walter May*

     SIGNATURES                    TITLE                    DATE

     ALAN L. GOSULE           Trustee                  February  27, 1996
     Alan L. Gosule*


     DAVID W.C. PUTNAM        Trustee                  February 27, 1996
     David W.C. Putnam*


     AGNES MULLADY            Principal Financial      February 27, 1996
     Agnes Mullady            and Accounting
                               Officer


     By:  LISA HURLEY*
          Lisa Hurley
          Attorney-in-fact


*Executed pursuant to powers of attorney filed herewith.

                                INDEX TO EXHIBITS

     Exhibit No. Under
     Part C of Form N-1A      Name of Exhibit               Page Number Herein
     -------------------      ---------------               ------------------

          1                   Form of Declaration of Trust

          2                   Form of By-Laws

          5(a)                Form of Advisory Agreement

          5(b)                Form of Subadvisory Agreement

          8                   Form of Custody Agreement

          9                   Form of Administrative Services
                              Agreement

          10                  Opinion of Counsel

          11                  Consent of Independent Accountants

          12                  Annual Report to Shareholders

          16                  Schedule for Computation of Performance
                              Information

          17                  Powers of Attorney

          27                  Financial Data Schedule (EX-27)